PROSPECTUS

MAY 1, 2005

TIAA-CREF
MUTUAL FUNDS

• International Equity Fund
• Growth Equity Fund
• Growth & Income Fund
• Equity Index Fund
• Social Choice Equity Fund
• Managed Allocation Fund
• Bond Plus Fund
• Short-Term Bond Fund
• High-Yield Bond Fund
• Tax-Exempt Bond Fund
• Money Market Fund

The Securities and Exchange Commission has not approved or disapproved these funds’ shares or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Summary Information	1
Overview of the Funds	1
Investment Objectives, Strategies and Risks	1
The Dual Investment Management Strategy®	1
General Risks of Investing in the Funds	1
International Equity Fund	2
Growth Equity Fund	3
Growth & Income Fund	4
Equity Index Fund	4
Social Choice Equity Fund	5
Managed Allocation Fund	5
Bond Plus Fund	6
Short-Term Bond Fund	7
High-Yield Bond Fund	8
Tax-Exempt Bond Fund	9
Money Market Fund	9
Past Performance	10
Fees and Expenses	15
More Information About the Funds	17
Active Equity Funds Using the Dual Investment Management Strategy	17
The Dual Investment Management Strategy	17
The International Equity Fund	18
The Growth Equity Fund	20
The Growth & Income Fund	20
Index Funds	21
The Equity Index Fund	21
The Social Choice Equity Fund	22
Additional Investment Strategies for the Equity Funds	24
Balanced Fund	24
The Managed Allocation Fund	24
The Fixed-Income Funds	27
The Bond Plus Fund	27
The Short-Term Bond Fund	29
The High-Yield Bond Fund	29
The Tax-Exempt Bond Fund	31
Additional Investment Strategies for the Fixed-Income Funds	33
The Money Market Fund	33
More About Risks	35
Risks of Investing in the Equity Funds	35
Risks of Investing in the Fixed-Income and Money Market Funds	36
More About Benchmark and Other Indices	37
MSCI EAFE® Index	37
Russell 1000® Growth Index	38
S&P 500® Index	38
Russell 3000® Index	38
Lehman Brothers U.S. Aggregate Index	38
Lehman Brothers U.S. Government/ Credit (1-5 year) Index	39
Merrill Lynch BB/B Cash Pay Issuer Constrained Index	39
Lehman Brothers 10-Year Municipal Bond Index	39
Portfolio Holdings	39
Portfolio Turnover	39
TIAA-CREF Mutual Funds’ Management	40
Portfolio Management Teams	41
Calculating Share Price	48
Dividends and Distributions	49
Taxes	51
Your Account: Buying, Selling or Exchanging Shares	53
Types of Accounts	53
How To Open an Account and Make Subsequent Investments	53
Points to Remember for All Purchases	55
How to Redeem Shares	56
Points to Remember when Redeeming	58
How to Exchange Shares	58
Points to Remember when Exchanging	59
Market Timing/Excessive Trading Policy	62
Electronic Prospectuses	62
Financial Highlights	63

SUMMARY INFORMATION

OVERVIEW OF THE FUNDS

Investment Objectives, Strategies and Risks

TIAA-CREF Mutual Funds has 11 investment portfolios, divided into several categories reflecting different investment management techniques. They are:

Active Equity Funds Using the Dual Investment Management Strategy®:

•	International Equity Fund
•	Growth Equity Fund
•	Growth & Income Fund

Index Funds:
•	Equity Index Fund

Specialty Funds:
•	Social Choice Equity Fund

Balanced Funds:
•	Managed Allocation Fund

Fixed-Income and Money Market Funds:
•	Bond Plus Fund
•	Short-Term Bond Fund
•	High-Yield Bond Fund
•	Tax-Exempt Bond Fund
•	Money Market Fund

The Dual Investment Management Strategy®

Three of the funds (the International Equity Fund, the Growth Equity Fund, and the Growth & Income Fund) use TIAA-CREF’s Dual Investment Management Strategy®, a strategy that combines active management and quantitative methods in seeking to achieve higher returns over each fund’s benchmark index, while attempting to maintain a risk profile for each fund similar to its benchmark index. This strategy is described more fully in “More Information About the Funds.”

General Risks of Investing in the Funds

You can lose money by investing in any of these funds, or the funds could underperform other investments. In particular, the funds are subject to the following general risks:

•	Market Risk—The risk that the price of securities may decline in response to general market and economic conditions or events.

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•	Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time.

•	Foreign Investment Risk—The risks of investing in securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, or securities or contracts payable in foreign currency. Foreign investing involves special risks, including erratic market conditions, economic and political instability and fluctuations in currency exchange rates.

Growth & Income Fund and Growth Equity Fund are subject to:

•	Style Risk—The risk that securities representing either a growth investing style or value investing style may be out of favor in the marketplace for various periods of time.

•	Growth Investing Risk—Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Because the value of growth companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

Equity Index Fund and Social Choice Equity Fund are subject to:

•	Index Risk—This is the risk that a fund’s performance will not match its index for any period of time.

For any fixed-income investments, the funds could be subject to the following additional risks:

•	Interest Rate Risk—Bond or stock prices may decline or a fund’s income may fall if interest rates change.

•	Credit Risk (a type of Company Risk)—A decline in a company’s overall financial soundness may make it unable to pay principal and interest on bonds when due.

•	Income Risk—The risk that falling interest rates will cause the fund’s income to decline.

•	Prepayment and Extension Risk—The risk of a decline in value arising from changes in duration for certain fixed-income securities that allow for prepayment or extension.

Special risks associated with particular funds are discussed in the following fund summaries, and more information about the risks identified above is provided in “More About Risks” below.

An investment in TIAA-CREF Mutual Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

International Equity Fund

Investment Objective: The fund seeks favorable long-term returns, mainly through capital appreciation.

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Principal Investment Strategies: The fund invests in a broadly diversified portfolio of primarily foreign equity investments, using the Dual Investment Management Strategy®. The active managers select individual stocks, and let the fund’s country and regional asset allocation evolve from its stock selection. The fund looks for companies of all sizes that meet a number of criteria including sustainable growth, consistent cash flow and attractive stock prices based on current earnings, assets and long-term growth prospects. The benchmark index for the fund is the Morgan Stanley Capital International EAFE® (Europe, Australasia, Far East) Index (“MSCI EAFE® Index”). The fund may invest in emerging market securities and mid- and small-cap securities.

Special Investment Risks: The fund is subject to substantial foreign investment risk and above-average market risk and company risk. This risk may be even more pronounced for investments in issuers located in emerging market countries. While the fund currently does not anticipate having many investments in emerging markets based on active stock selection, emerging market securities may be selected through quantitative analysis, which is designed to track the performance of the emerging market segment of MSCI EAFE® Index. The fund may sometimes hold a significant amount of stock of small or medium-sized companies whose stock prices may fluctuate more than those of larger companies. As with any mutual fund, you can lose money by investing in this fund.

Who may want to invest: The fund may be appropriate for investors who seek above-average long-term returns, mainly through capital appreciation, understand the advantages of diversification across international markets and are willing to tolerate the greater risks of international investing.

Growth Equity Fund

Investment Objective: The fund seeks a favorable long-term return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks.

Principal Investment Strategies: The fund uses the Dual Investment Management Strategy® and invests in equity securities that the managers believe present the opportunity for growth. Generally, these equity securities will be those of large capitalized companies in new and emerging areas of the economy, and companies with distinctive products or promising markets. The active managers look for companies that they believe have the potential for strong earnings or sales growth, or that appear to be mispriced based on current earnings, assets or growth prospects. It can invest in companies to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations. Foreign investments can be up to 20 percent of the portfolio. The benchmark index for the fund is the Russell 1000® Growth Index (Russell 1000 is a trademark and a service mark of the Frank Russell Company).

Special Investment Risks: The fund is subject to market risk, company risk and foreign investment risk. It is also subject to special risks of growth investing. Funds investing in securities of large companies also have the risk that these

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companies may grow more slowly than the economy as a whole or not at all. Similarly, by focusing on the securities of large companies, the fund carries with it the risk that it may have fewer opportunities to identify securities that the market misprices. Also, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. This means the fund will probably be more volatile than the overall stock market. As with any mutual fund, you can lose money by investing in this fund.

Who may want to invest: The fund may be appropriate for investors who are looking for long-term return, mainly through capital appreciation, but are willing to tolerate fluctuations in value.

Growth & Income Fund

Investment Objective: The fund seeks a favorable long-term return through capital appreciation and investment income.

Principal Investment Strategies: The fund invests in a broadly diversified portfolio of common stocks selected for their investment potential, using the Dual Investment Management Strategy®. The fund looks primarily for stocks of larger, well-established, mature growth companies which we believe are attractively priced, show the potential to grow faster than the rest of the market, and offer a growing stream of dividend income. Normally, 80 percent of the fund’s assets are in income-producing equity securities. The fund may also invest in a few rapidly growing smaller companies and may have up to 20 percent of assets in foreign securities. The benchmark index for the fund is the Standard & Poor’s 500 Index (“S&P 500® Index”).

Special Investment Risks: The fund is subject to market risk, company risk and modest foreign investment risk. There are also special risks associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation. In addition, by focusing on the securities of larger companies, the fund carries with it the risk that it may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. As with any mutual fund, you can lose money by investing in this fund.

Who may want to invest: The fund may be appropriate for investors who want capital appreciation and current income but also can accept the risk of market fluctuations.

Equity Index Fund

Investment Objective: The fund seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by a broad stock market index.

Principal Investment Strategies: The fund is designed to track U.S. equity markets as a whole and invest in stocks in the Russell 3000® Index. The fund uses a sampling approach to create a portfolio that closely matches the overall

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investment characteristics (for example, yield and industry weight) of the index without actually investing in all 3,000 stocks in the index.

Special Investment Risks: The fund is subject to substantial market risk and modest company risk. While the fund attempts to closely track the Russell 3000® Index, it does not invest in all 3,000 stocks in the index. Thus there is no guarantee that the performance of the fund will match that of the index. The fund may sometimes hold a significant amount of stock of small- or medium-sized, lesser-known companies whose stock prices may fluctuate more than those of larger companies. As with any mutual fund, you can lose money by investing in this fund.

Who may want to invest: The fund may be appropriate for investors who seek a fund that tracks the return of a broad U.S. equity market index.

Social Choice Equity Fund

Investment Objective: The fund seeks a favorable long-term rate of return that tracks the investment performance of the U.S. stock market while giving special consideration to certain social criteria.

Principal Investment Strategies: The fund invests primarily in equity securities that meet its social criteria. The fund attempts to track the return of the U.S. stock market as represented by the Russell 3000® Index, while investing only in companies whose activities are consistent with the fund’s social criteria. It does this by investing in companies included in the KLD Research & Analytics, Inc.’s (“KLD”) Broad Market Social IndexSM (the “KLD BMS Index”), which is a subset of companies in the Russell 3000® Index screened to eliminate companies that do not meet certain “social” criteria.

Special Investment Risks: The fund is subject to market risk, company risk and moderate index risk. In addition, because its social criteria exclude some investments, this fund may not be able to take advantage of the same opportunities or market trends as the funds that don’t use such criteria. The fund is also exposed to the risks of investing in equity securities of small companies. These securities may experience steeper price fluctuations than the securities of larger companies. As with any mutual fund, you can lose money by investing in this fund.

Who may want to invest: The fund may be appropriate for investors who seek a favorable long-term return through an equity investment that is generally broad-based but excludes companies that engage in certain activities.

Managed Allocation Fund

Investment Objective: The fund seeks a return that reflects the broad investment performance of the financial markets through capital appreciation and investment income.

Principal Investment Strategies: The Managed Allocation Fund is a “fund of funds,” which means that its portfolio primarily consists of investments in other mutual funds (“underlying funds”). The fund may invest in shares of underlying funds such as (1) the TIAA-CREF Mutual Funds’ other investment funds,

TIAA-CREF Mutual Funds   Prospectus | 5

(2) Retail Class shares of the TIAA-CREF Institutional Mutual Funds, which are affiliated funds of the TIAA-CREF Mutual Funds, and (3) other mutual funds that may be selected by the Board of Trustees from time to time. Generally, the fund will seek to meet its objective by investing as follows:

•	approximately 55 percent of its net assets in mutual funds that invest primarily in equity securities (“equity funds”), such as the Growth Equity Fund, International Equity Fund, Growth & Income Fund, TIAA-CREF Institutional Large-Cap Value Fund, and the TIAA-CREF Institutional Small-Cap Equity Fund,
•	up to 5 percent of its net assets in mutual funds that invest primarily in real estate securities (“real estate funds”), such as the TIAA-CREF Institutional Real Estate Securities Fund, and
•	approximately 40 percent of its net assets in mutual funds that invest primarily in fixed-income securities (“fixed-income funds”), such as the Bond Plus Fund, Short-Term Bond Fund, High-Yield Bond Fund, and the TIAA-CREF Institutional Inflation-Linked Bond Fund.

When the managers believe that changes in financial and economic conditions affect the relative attractiveness of the markets in which the equity and fixed-income funds are invested, they may adjust the fund’s percentage holdings of these underlying funds up or down by up to 5 percent.

Special Investment Risks: The fund shares the risks associated with the types of securities held by each of the underlying funds in which it invests, including market risk, company risk, risks associated with investment in real estate, foreign investment risk, interest rate risk, credit risk, and prepayment and extension risk. The Managed Allocation Fund is considered “non-diversified” for purposes of the Investment Company Act of 1940 (“1940 Act”), because it invests in the shares of only a small number of other issuers (funds). However, each of the underlying funds in which the Managed Allocation Fund invests is considered a diversified investment company. As with any mutual fund, you can lose money by investing in this fund.

Who may want to invest: The fund may be appropriate for investors who prefer to have their asset allocation decisions made by professional money managers. The fund is suitable for investors with medium- to long-term time horizons and who seek capital appreciation and investment income through broad diversification.

Bond Plus Fund

Investment Objective: The fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital.

Principal Investment Strategies: The fund’s portfolio is divided into two segments. The first segment, which makes up at least 75 percent of the fund, is invested primarily in a broad range of the debt securities in the Lehman Brothers U.S. Aggregate Index. The majority of this segment is invested in U.S. Treasury and Agency securities, corporate bonds, and mortgage-backed and asset-backed

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securities. The fund is managed to track the duration of the Lehman Index. The fund holds mainly investment-grade securities rated in the top four credit categories by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“Standard & Poor’s”). The fund will overweight or underweight individual securities or sectors as compared to their weight in the Lehman Index depending on where we find undervalued or overlooked issues that we believe offer the potential for superior returns. The fund’s second segment seeks enhanced returns through investments in illiquid securities (such as private placements) or non-investment-grade securities, but investments in illiquid securities will not be more than 15 percent of the fund’s net assets.

Special Investment Risks: The fund is subject to interest rate risk, credit risk, current income risk and prepayment and extension risk. As with any mutual fund, you can lose money by investing in this fund.

Non-investment-grade securities (also called “high-yield” or “junk” bonds) involve higher risks than investment-grade bonds. Their issuers may be less creditworthy and/or have a higher risk of becoming insolvent. The fund’s investments in illiquid securities may be difficult to sell for their fair market value.

Who may want to invest: The fund may be appropriate for more conservative investors who want to invest in a general bond fund and can accept a slightly higher level of risk than a traditional bond fund.

Short-Term Bond Fund

Investment Objective: The fund seeks high current income consistent with preservation of capital.

Principal Investment Strategies: The fund invests primarily in a broad range of investment-grade debt securities that make up the Lehman Brothers Mutual Fund Short (1-5 year) Government/Credit Index. These are primarily U.S. Treasury and Agency securities and corporate bonds with 1–5 year maturities. The fund can also hold domestic and foreign corporate bonds, debentures, notes, mortgage-backed securities, asset-backed securities, convertible securities and preferred stocks. The fund is managed to track the duration of the Lehman Index. The fund has a policy of maintaining a dollar-weighted average maturity of portfolio holdings of no more than three years. The fund may overweight or underweight individual securities or sectors as compared to their weight in the Lehman Index, or hold securities not in the index, depending on where we find undervalued or overlooked issues that we believe offer the potential for superior returns.

Special Investment Risks: The fund is subject to interest rate risk, credit risk, current income risk and prepayment and extension risk. As with any mutual fund, you can lose money by investing in this fund.

Who may want to invest: The fund may be appropriate for more conservative investors who seek high current income consistent with preservation of capital in an effort to minimize volatility of changes in principal value.

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High-Yield Bond Fund

Investment Objective: The fund seeks high current income and, when consistent with its primary objective, capital appreciation.

Principal Investment Strategies: The fund invests primarily in lower-rated, higher-yielding fixed-income securities, such as domestic and foreign corporate bonds, debentures, loans and notes, as well as convertible securities and preferred stocks. Under normal market conditions, the fund invests at least 80 percent of its assets in bonds, including debt and fixed-income securities, rated lower than investment grade (and their unrated equivalents) — often called ‘junk bonds.” Most of these investments will be rated in the BB or B categories by Standard & Poor’s or in the Ba or B categories by Moody’s. The fund may invest up to 20 percent of its assets in the following other types of instruments: payment-in-kind or deferred interest obligations, defaulted securities, asset-backed securities, securities rated below B- and illiquid securities. The fund can also hold U.S. Treasury and Agency securities whenever suitable corporate securities are not available or we want to increase the fund’s liquidity. Up to 20 percent of the fund’s assets can be invested in securities of foreign issuers. Investments in illiquid securities will never be more than 15 percent of the fund’s assets. The securities the fund owns will usually have maturities of ten years or less.

Special Investment Risks: The fund is subject to interest rate risk and above-average credit risk. Investors should expect greater fluctuations in share price, yield and total return compared to mutual funds holding bonds and other income-bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated. During the periods when the market for high-yield securities is volatile, it may be difficult for the fund to buy or sell its securities. This fund entails a significantly higher level of risk of loss of invested funds than bond funds that do not invest primarily in lower-rated debt securities.

Issuers of “junk bonds” are typically in weak financial or operational health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade securities, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk bond” markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

Current income risk can also be significant for this fund. The fund’s investments in illiquid securities may be difficult to sell for their fair market value. As with any mutual fund, you can lose money by investing in this fund.

Who may want to invest: The fund may be appropriate for less conservative investors who seek high current income and capital appreciation, who want to invest in an income fund that invests in high-yield securities and who are willing to accept a significantly higher level of risk than with traditional bond funds. The fund may also be appropriate for investors who seek additional diversification for their portfolios, since in the past the returns for high-yield bonds have not correlated closely with the returns from other types of assets.

8   | Prospectus  TIAA-CREF Mutual Funds

Tax-Exempt Bond Fund

Investment Objective: The fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

Principal Investment Strategies: The fund invests primarily in investment-grade municipal securities, the interest on which is exempt from regular federal income tax (i.e., excludable from gross income for individuals for federal income tax purposes). Under normal market conditions, the fund invests at least 80 percent of its assets in tax-exempt bonds. It can invest up to 20 percent of its assets in private activity bonds. The fund invests in intermediate- and long-term securities with remaining maturities at the time of purchase from approximately 8 to 12 years. We expect the fund to maintain an average duration of approximately 7 years. The fund may invest up to 20 percent of its assets in non-investment-grade securities such as “junk bonds” or in non-rated securities.

Special Investment Risks: The fund is subject to interest rate risk. Because of their tax-exempt status, the yields and market values of municipal securities may be hurt more by changes in tax rates and policies than similar taxable-income-bearing securities. Non-investment-grade securities involve higher risks than investment-grade bonds. Their issuers may be less creditworthy and/or have a higher risk of becoming insolvent. As with any mutual fund, you can lose money by investing in this fund.

Who may want to invest: The fund may be appropriate for investors who seek tax-free income and a modest amount of capital appreciation and can assume a level of risk similar to that of a traditional bond fund.

Money Market Fund

Investment Objective: The fund seeks high current income consistent with maintaining liquidity and preserving capital.

Principal Investment Strategies: The fund invests primarily in high-quality short-term money market instruments. It limits its investments to securities that present minimal credit risk and are rated in the highest rating categories for short-term instruments.

Special Investment Risks: The fund is subject to current income volatility — that is, the income received by the fund may decrease as a result of a decline in interest rates. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Who may want to invest: The fund may be suitable for conservative investors who are looking for a high degree of principal stability and liquidity and are willing to accept returns that are lower than those offered by longer-term investments.

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PAST PERFORMANCE

The bar charts and performance table help illustrate some of the risks of investing in the funds, and how investment performance varies. The performance table shows each fund’s returns (before and after taxes) over the 2003 calendar year and since inception, for the five-year period from 1999 through 2003 for those funds with five years of performance returns, and how those returns compare to those of broad-based securities market indexes. How the funds have performed (before and after taxes) in the past is not necessarily an indication of how they will perform in the future.

INTERNATIONAL EQUITY FUND

Best quarter: 36.65%, for the quarter ended December 31, 1999. Worst quarter: –20.18%, for the quarter ended September 30, 2002.

GROWTH EQUITY FUND

Best quarter: 28.36%, for the quarter ended December 31, 1998. Worst quarter: –22.69%, for the quarter ended March 31, 2001.

GROWTH & INCOME FUND

Best quarter: 22.99%, for the quarter ended December 31, 1998. Worst quarter: –16.54%, for the quarter ended September 30, 2002.

EQUITY INDEX FUND

Best quarter: 16.06%, for the quarter ended June 30, 2003. Worst quarter: –17.00%, for the quarter ended September 30, 2002.

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SOCIAL CHOICE EQUITY FUND

Best quarter: 16.43%, for the quarter ended June 30, 2003. Worst quarter: –16.41%, for the quarter ended September 30, 2002.

MANAGED ALLOCATION FUND

Best quarter: 14.01%, for the quarter ended December 31, 1998. Worst quarter: –9.43%, for the quarter ended March 31, 2001.

BOND PLUS FUND

Best quarter: 5.11%, for the quarter ended September 30, 2002. Worst quarter: –2.42%, for the quarter ended June 30, 2004.

SHORT-TERM BOND FUND

Best quarter: 4.10% for the quarter ended September 30, 2001. Worst quarter: –1.71%, for the quarter ended June 30, 2004.

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HIGH-YIELD BOND FUND

Best quarter: 8.35%, for the quarter ended June 30, 2003. Worst quarter: –5.57%, for he quarter ended June 30, 2002.

TAX-EXEMPT BOND FUND

Best quarter: 5.29%, for the quarter ended September 30, 2002. Worst quarter: –2.41%, for the quarter ended June 30, 2004.

MONEY MARKET FUND

Best quarter: 1.63%, for the quarter ended December 31, 2000. Worst quarter: 0.20%, for the quarter ended March 31, 2004.

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AVERAGE ANNUAL TOTAL RETURNS (Before and After Taxes)

	One Year	Five Years	Since
	(January 1, 2004 to	(January 1, 2004 to	Inception
	December 31, 2004)	December 31, 2004)	(December 31, 2004)

INTERNATIONAL EQUITY FUND
(Inception—September 2, 1997)
Return Before Taxes	17.37%	–3.33%	5.98%
Return After Taxes on Distributions	17.17%	–4.36%	5.09%
Return After Taxes on Distribution
and Sale of Fund Shares	11.75%	–3.21%	4.83%
MSCI EAFE® Index	20.25%	–1.09%	4.72%

GROWTH EQUITY FUND
(Inception—September 2, 1997)
Return Before Taxes	6.16%	–10.22%	1.81%
Return After Taxes on Distributions	6.05%	–10.55%	1.26%
Return After Taxes on Distributions
and Sale of Fund Shares	4.16%	–8.42%	1.45%
Russell 1000® Growth Index	6.30%	–9.28%	2.61%

GROWTH & INCOME FUND
(Inception—September 2, 1997)
Return Before Taxes	9.55%	–3.36%	5.51%
Return After Taxes on Distributions	9.31%	–3.85%	4.90%
Return After Taxes on Distributions
and Sale of Fund Shares	6.50%	–3.04%	4.50%
S&P 500® Index	10.88%	–2.30%	5.71%

EQUITY INDEX FUND
(Inception—April 3, 2000)
Return Before Taxes	11.68%	N/A	–2.23%
Return After Taxes on Distributions	11.17%	N/A	–2.68%
Return After Taxes on Distributions
and Sale of Fund Shares	8.11%	N/A	–2.09%
Russell 3000® Index	11.95%	N/A	–2.15%

SOCIAL CHOICE EQUITY FUND
(Inception—April 3, 2000)
Return Before Taxes	12.46%	N/A	–1.84%
Return After Taxes on Distributions	12.24%	N/A	–2.18%
Return After Taxes on Distributions
and Sale of Fund Shares	8.39%	N/A	–1.73%
Russell 3000® Index	11.95%	N/A	–2.15%

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AVERAGE ANNUAL TOTAL RETURNS (Before and After Taxes)

	One Year	Five Years	Since
	(January 1, 2004 to	(January 1, 2004 to	Inception
	December 31, 2004)	December 31, 2004)	(December 31, 2004)

MANAGED ALLOCATION FUND
(Inception—September 2, 1997)
Return Before Taxes	10.70%	0.70%	6.40%
Return After Taxes on Distributions	9.53%	–0.77%	4.90%
Return After Taxes on Distributions
and Sale of Fund Shares	7.10%	–0.23%	4.66%
MSCI EAFE® Index	20.25%	–1.09%	4.72%
Russell 3000® Index	11.95%	–1.16%	5.97%
Lehman Brothers U.S. Aggregate Index	4.34%	7.70%	6.90%
Composite Index (12% MSCI EAFE®
Index, 48% Russell 3000® Index and
40% Lehman Brothers U.S. Aggregate
Index)	9.90%	2.76%	6.21%

BOND PLUS FUND
(Inception—September 2, 1997)
Return Before Taxes	4.29%	7.75%	6.94%
Return After Taxes on Distributions	2.86%	5.39%	4.48%
Return After Taxes on Distributions
and Sale of Fund Shares	2.82%	5.20%	4.42%
Lehman Brothers U.S. Aggregate Index	4.34%	7.70%	6.90%

SHORT-TERM BOND FUND
(Inception—April 3, 2000)
Return Before Taxes	1.73%	N/A	6.27%
Return After Taxes on Distributions	0.69%	N/A	4.34%
Return After Taxes on Distributions
and Sale of Fund Shares	1.15%	N/A	4.19%
Lehman Brothers Mutual Fund Short
(1-5 year) Government/Credit Index	1.85%	N/A	6.25%

HIGH-YIELD BOND FUND
(Inception—April 3, 2000)
Return Before Taxes	9.16%	N/A	8.35%
Return After Taxes on Distributions	6.50%	N/A	4.86%
Return After Taxes on Distributions
and Sale of Fund Shares	5.87%	N/A	4.92%
Merrill Lynch BB/B Cash Pay Issuer
Constrained Index	9.91%	N/A	8.11%

14   | Prospectus  TIAA-CREF Mutual Funds

AVERAGE ANNUAL TOTAL RETURNS (Before and After Taxes)

	One Year	Five Years	Since
	(January 1, 2004 to	(January 1, 2004 to	Inception
	December 31, 2004)	December 31, 2004)	(December 31, 2004)

TAX-EXEMPT BOND FUND
(Inception – April 3, 2000)
Return Before Taxes	4.55%	N/A	7.11%
Return After Taxes on Distributions	4.35%	N/A	6.76%
Return After Taxes on Distributions
and Sale of Fund Shares	4.31%	N/A	6.55%
Lehman Brothers 10-Year Municipal Bond Index	4.15%	N/A	6.90%
iMoneyNet Money Fund Report Average—
All Taxable Index	N/A	N/A	N/A

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The benchmark indices reflect no deductions for fees, expenses or taxes.

For the Money Market Fund’s most current 7-day yield, please call us at 800-223-1200.

FEES AND EXPENSES

This table describes the fees and expenses that you pay if you buy and hold shares of the funds. The TIAA-CREF Mutual Funds do not have a 12b-1 fee.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends	0%
Redemption Fee	0%
Exchange Fee	0%
Maximum Annual Low-Balance Account Fee

TIAA-CREF Mutual Funds   Prospectus | 15

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

				Total Fund
	Management		Other	Operating
	Fee		Expenses	Expenses

International Equity Fund	0.49%		0	0.49%
Growth Equity Fund	0.45%		0	0.45%
Growth & Income Fund	0.43%		0	0.43%
Equity Index Fund	0.26%		0	0.26%
Social Choice Equity Fund	0.27%		0	0.27%
Managed Allocation Fund	0.39%	[1]	0	0.39%
Bond Plus Fund	0.30%		0	0.30%
Short-Term Bond Fund	0.30%		0	0.30%
High-Yield Bond Fund	0.34%		0	0.34%
Tax-Exempt Bond Fund	0.30%		0	0.30%
Money Market Fund	0.29%		0	0.29%

[1]	Teachers Advisors, Inc. (“Teachers Advisors”) does not receive a management fee for its services to the Managed Allocation Fund. However, shareholders in the Managed Allocation Fund will indirectly bear their pro rata share of the fees and expenses incurred by the funds in which the Managed Allocation Fund invests. The expenses in the table are based on the fund’s allocations during 2004.

Example

This example is intended to help you compare the cost of investing in the
TIAA-CREF Mutual Funds with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in a fund for the time periods indicated beginning on May 1, 2005, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

International Equity Fund	$50	$157	$274	$616
Growth Equity Fund	$46	$144	$252	$567
Growth & Income Fund	$44	$138	$241	$542
Equity Index Fund	$27	$ 84	$146	$331
Social Choice Equity Fund	$28	$ 87	$152	$343
Managed Allocation Fund[2]	$40	$125	$219	$493
Bond Plus Fund	$31	$ 97	$169	$381
Short-Term Bond Fund	$31	$ 97	$169	$381
High-Yield Bond Fund	$35	$109	$191	$431
Tax-Exempt Bond Fund	$31	$ 97	$169	$381
Money Market Fund	$30	$ 93	$163	$368

[2]	The Managed Allocation Fund itself has no expense charges. However, shareholders in the Managed Allocation Fund will indirectly bear their pro rata share of the fees and expenses incurred by the funds in which the Managed Allocation Fund invests. The expenses in the table are based on the fund’s allocations during 2004.

16   | Prospectus  TIAA-CREF Mutual Funds

MORE INFORMATION ABOUT THE FUNDS

Each fund is a separate series of the TIAA-CREF Mutual Funds, with its own distinct investment objective. The following section provides more information about the investment objectives, principal investment strategies and techniques each fund uses to accomplish its objective, the principal types of securities each fund plans to purchase, and the risks involved in an investment in a fund. These objectives, policies and techniques are not fundamental and may be changed by the Board of Trustees without shareholder approval. However, we will notify you of any significant changes. For more details about the funds’ policies and restrictions, see the Statement of Additional Information (SAI).

There is no guarantee that any fund will meet its investment objective.

Each of the following funds has a policy of investing, under normal circumstances, at least 80 percent of its assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by the fund’s name: International Equity Fund, Growth Equity Fund, Growth & Income Fund, Equity Index Fund, Social Choice Equity Fund, Bond Plus Fund, Short-Term Bond Fund and High-Yield Bond Fund. Each of these funds will provide its respective shareholders with at least 60 days’ prior notice before making changes to its policy. Tax-Exempt Bond Fund has a fundamental policy to invest at least 80 percent of its assets in tax-exempt bonds that may only be changed by a vote of fund shareholders.

Each fund may, for temporary defensive purposes, invest some or all of its assets in cash and money market instruments. In doing so, the fund may be successful in avoiding market losses but may otherwise fail to achieve its investment objective.

For complete information about the general risks of investing in the funds, see “More about Risks” below.

ACTIVE EQUITY FUNDS USING THE DUAL INVESTMENT
MANAGEMENT STRATEGY®

The Dual Investment Management Strategy®

The Dual Investment Management Strategy® seeks to achieve higher returns over each fund’s benchmark index, while attempting to maintain a risk profile for each fund similar to its benchmark index. The International Equity Fund, Growth Equity Fund and Growth & Income Fund use the Dual Investment Management Strategy®.

Each fund selects a benchmark that represents the universe of securities in which it may invest. This provides a degree of transparency to investors while simultaneously helping to protect against style drift from each fund’s benchmark.

The Dual Investment Management Strategy® uses a portfolio investment management team approach combining active management and quantitative methods to select securities.

TIAA-CREF Mutual Funds   Prospectus | 17

•	Certain team members focus on active stock selection within the fund’s benchmark universe. They select stocks that they believe offer superior returns. They also identify stocks to avoid or underweight that are less attractive.

•	Other team members use quantitative analysis to build an overall portfolio that incorporates recommendations of the active team managers, staying within the fund’s guidelines for relative risk versus the benchmark index. The quantitative team managers may also attempt to outperform the benchmark index by over- or underweighting certain stocks relative to the respective benchmark index by small amounts, based on proprietary scoring models.

Using the Dual Investment Management Strategy®, we have the flexibility to allocate between active and quantitative management, based upon investment opportunities that we perceive to be available at any particular time. Team members seek to create value and limit the additional volatility usually associated with active stock selection. Overall, the approach enables the funds to remain fully invested when investment opportunities for active management are limited, and more diversified than active management alone would typically provide.

The Dual Investment Management Strategy® is based upon our understanding of the interplay of market factors and does not assure successful investment. The markets or the prices of individual securities may be affected by factors not taken into account in the portfolio management team’s stock selection and quantitative analysis.

The benchmarks for each of the funds that use the Dual Investment Management Strategy® are as follows:
•	International Equity	MSCI EAFE® Index
•	Growth Equity	Russell 1000® Growth Index
•	Growth & Income	S&P 500® Index

Using these indices is not a fundamental policy of the TIAA-CREF Mutual Funds, so we can substitute other indices without shareholder approval. We will notify you before we make such a change.

The International Equity Fund

The International Equity Fund seeks a favorable long-term return, mainly through capital appreciation, from a broadly diversified portfolio that consists primarily of foreign equity investments. Normally, the fund intends to have at least 80 percent of its assets in equity securities of companies located in at least three countries other than the United States.

The active managers select individual stocks and let the fund’s country and regional asset allocation evolve from that stock selection. We do, however, regularly monitor the fund’s sector and country exposure against the fund’s benchmark index, the MSCI EAFE® Index, in order to control risk. While the fund

18   | Prospectus  TIAA-CREF Mutual Funds

currently does not anticipate having many investments in emerging markets based on active stock selection, emerging market securities may be selected through quantitative analysis that is designed to track the performance of the emerging markets segment of the MSCI EAFE® Index. The fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies.

The fund looks for companies of all sizes with
•	sustainable growth;
•	focused management with successful track records;
•	unique and easy to understand franchises (brands);
•	stock prices that do not fully reflect the stock’s inherent value, based on the company’s current earnings, assets, and long-term growth prospects; and
•	consistent generation of free cash flow.

Using the Dual Investment Management Strategy®, the fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the MSCI EAFE® Index. The quantitative team attempts to control the risk of the fund underperforming the benchmark index while providing an opportunity for incremental gains.

Special Investment Risks: The fund is subject to substantial foreign investment risk and above-average market risk and company risk. These risks are even more pronounced for investments in issuers located in countries with emerging economies and securities markets. The stock prices of smaller, lesser-known companies may fluctuate more than those of larger companies. As with any mutual fund, you can lose money by investing in this fund.

Investing in foreign investments entails risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; (6) the lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the fund are subject to a variety of special restrictions in many such countries.

TIAA-CREF Mutual Funds   Prospectus | 19

The Growth Equity Fund

The Growth Equity Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for growth.

The fund uses the Dual Investment Management Strategy® and normally invests at least 80% of its assets in equity securities that the managers believe present the opportunity for growth. Generally, these equity securities will be those of large capitalized companies in new and emerging areas of the economy and companies with distinctive products or promising markets. The active managers look for companies that they believe have the potential for strong earnings or sales growth, or that appear to be mispriced based on current earnings, assets or growth prospects.

The fund may also invest in large, well-known, established companies, particularly when we believe that the companies offer new or innovative products, services or processes that may enhance their future earnings. The fund also seeks to invest in companies expected to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations.

The Growth Equity Fund may invest up to 20% of its total assets in foreign investments. Using the Dual Investment Management Strategy®, the fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the fund’s benchmark, the Russell 1000® Growth Index (Russell 1000 is a trademark and a service mark of the Frank Russell Company). The quantitative team attempts to control the risk of the fund underperforming the benchmark while providing an opportunity for incremental gains.

Special Investment Risks: The fund is subject to market risk, company risk, style risk and foreign investment risk. It is also subject to special risks of growth investing. In addition, by focusing on the securities of larger companies, the fund carries with it the risk that it may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Further, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the fund’s performance is often more volatile than the overall stock market, and it could significantly outperform or underperform the stock market during any particular period. As with any mutual fund, you can lose money by investing in this fund.

The Growth & Income Fund

The Growth & Income Fund seeks a favorable long-term return through capital appreciation and investment income, primarily from a broadly diversified portfolio of common stocks.

The fund uses the Dual Investment Management Strategy® and normally invests at least 80% of its assets in: (1) income-producing equity securities or (2) other securities defined by its benchmark index, the S&P 500® Index. The fund looks for equity securities of larger, well-established, mature growth companies that we

20   | Prospectus  TIAA-CREF Mutual Funds

believe are attractively priced, show the potential to increase in value faster than the rest of the market, and offer a growing stream of dividend income. In particular, we look for companies that are leaders in their industries, with premium product lines. We also look for companies with management dedicated to creating shareholder value. The fund also may invest in rapidly growing smaller companies and may invest up to 20% of its total assets in foreign investments. Using the Dual Investment Management Strategy®, the fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the S&P 500® Index. The quantitative team attempts to control the risk of the fund underperforming the benchmark while providing an opportunity for incremental gains.

Special Investment Risks: The fund is subject to market risk, company risk and modest foreign investment risk. In addition, there are special risks associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation. Further, by focusing on the securities of larger companies, the fund may have fewer opportunities to identify securities that the market misprices and these companies may grow more slowly than the economy as a whole or not at all. As with any mutual fund, you can lose money by investing in this fund.

INDEX FUNDS

The Equity Index Fund

The Equity Index Fund seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by the Russell 3000 Index, a broad market index.

The fund is designed to track U.S. equity markets as a whole and invests substantially all of its net assets in stocks in the Russell 3000® Index. The Equity Index Fund uses indexing, a strategy that seeks a favorable long-term total return from a diversified portfolio of equity securities selected to track its benchmark index. As part of its indexing strategy, the Equity Index Fund uses a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, market capitalization and industry weightings of securities) of its index without investing in all of the stocks in the index. The Equity Index Fund does not use the Dual Investment Management Strategy.

Using the Russell 3000® Index is not fundamental to the fund’s investment objective and policies. We can change the index used in this fund at any time and will notify you if we do so.

Special Investment Risks: The Equity Index Fund is subject to substantial market and index risk as well as modest company risk. Although the fund attempts to closely track the investment performance of the Russell 3000® Index, it does not duplicate the composition of the index and is subject to certain investment and operating expense, which the index does not have. Therefore, the fund cannot guarantee that its performance will match the Russell Index for any

TIAA-CREF Mutual Funds   Prospectus | 21

period of time. Further, the fund is subject to more than moderate company risk. The prices of equity securities of smaller, lesser-known companies, which make up a small portion of the Russell 3000® Index, may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited operating histories and lack management depth. Such securities also may be thinly traded.

SPECIALTY FUNDS

The Social Choice Equity Fund

The Social Choice Equity Fund seeks a favorable long-term rate of return that reflects the investment performance of the U.S. stock market while giving special consideration to certain social criteria. Normally, at least 80 percent of the fund’s assets will be invested in common stocks that meet the fund’s social criteria.

The fund attempts to track the return of the Russell 3000® Index, while investing only in companies whose activities are consistent with the fund’s social criteria. It does this primarily by investing in companies included in the KLD BMS Index1, which is a socially screened subset of companies in the Russell 3000 so that the fund’s portfolio approaches the overall investment characteristics of the Russell 3000.

Companies that are currently excluded from the KLD BMS Index include:
•	Companies that derive any revenues from the manufacture of alcohol or tobacco products, and retailers that derive significant revenues from the sale of alcohol or tobacco;
•	Companies that derive any revenues from gambling;
•	Companies that derive any revenue from the manufacture of firearms and/or ammunition, and retailers that derive significant revenues from the sale of firearms and/or ammunition;
•	Companies that derive significant revenues from the production of military weapons; and
•	Electric utilities that own interests in nuclear power plants.

[1]

The Social Choice Equity Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with KLD. KLD is not responsible for and has not reviewed the fund, nor any associated literature or publications and it makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

KLD’s publication of the KLD Indexes in no way suggests or implies an opinion by it as to the attractiveness or appropriateness of investment in any or all securities upon which the KLD Indexes are based. KLD. makes no express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with respect to the KLD Indexes or any data or any security (or combination thereof) included therein.

KLD BMS IndexSM is derived from the constituents of the Russell 3000® Index. The Russell 3000® Index is a trademark/service mark of the Frank Russell Company (FRC). The use of the Russell 3000® Index as the universe for the KLD BMS Index in no way suggests or implies an opinion by FRC as to the attractiveness of the KLD BMS Index or of the investment in any or all of the securities upon which the Russell Indices or KLD Indices are based.

22   | Prospectus  TIAA-CREF Mutual Funds

The remaining companies are then evaluated for their records in certain qualitative areas. Concerns in one area do not automatically eliminate the company from the KLD BMS Index. Instead, KLD bases its screening decisions both on the company’s social performance in these areas relative to its industry peers, and the general social and environmental impact of the industries to which each company belongs. The following are some of the principal social criteria that KLD currently considers when selecting companies for inclusion in the KLD BMS Index:

•	Safe and useful products, including a company’s record with respect to product safety, marketing practices, commitment to quality and research and development;

•	Employee relations, including a company’s record with respect to labor matters, workplace safety, employee benefit programs, and meaningful participation in company profits either through stock purchase or profit sharing plans;

•	Human rights, including relations with indigenous peoples, non-U.S. labor relations, and operations in countries that KLD considers to have widespread and well-documented labor rights abuses;

•	Corporate citizenship, including a company’s record with respect to philanthropic activities, community relations, and impact of operations on communities;

•	Corporate governance, including executive compensation, tax disputes, and accounting practices;

•	Environmental performance, including a company’s record with respect to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling, and environmentally beneficial fuels, products and services; and

•	Diversity, including a company’s record with respect to promotion of women and minorities, equal employment opportunities, family friendly employee benefits, and contracts with women and minority suppliers.

The KLD BMS Index is reconstituted once a year based on an updated list of the companies comprising the Russell 3000® Index. As of December 31, 2004, the KLD BMS Index was comprised of approximately 2,273 companies in the Russell 3000 that passed certain exclusionary and qualitative screens.

The Corporate Governance and Social Responsibility Committee of our Board of Trustees provides guidance in deciding whether investments meet the social criteria. We will do our best to make sure the fund’s investments meet the social criteria, but we cannot guarantee that every holding will always do so. Even if an investment is not excluded by the social criteria, we have the option of excluding it if we decide it is not suitable.

The fund is not restricted from investing in any securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The fund can also invest in securities issued by other countries or their agencies and instrumentalities as approved by the Committee on Corporate Governance and Social Responsibility. The fund may also buy futures contracts and other derivative instruments for

TIAA-CREF Mutual Funds   Prospectus | 23

hedging and for cash management purposes. The fund may invest up to 15 percent of its assets in foreign securities.

Special Investment Risks: The fund is subject to market risk, company risk and moderate index risk. In addition, because its social criteria exclude securities of certain issuers for non-financial reasons, this fund may forgo some market opportunities available to funds that don’t use these criteria. As with any mutual fund, you can lose money by investing in this fund.

ADDITIONAL INVESTMENT STRATEGIES FOR THE EQUITY FUNDS

In addition to the principal investment strategies for the equity funds listed above, the Equity Funds may invest in short-term money market debt securities and other kinds of short-term instruments. These help the funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Equity Funds also may invest up to 20% of their total assets in fixed-income securities.

Each of the Equity Funds may also buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. We use such options and futures contracts for hedging, cash management and to increase total return. Futures contracts permit the fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. To manage currency risk, these funds also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

The funds can also invest in derivatives and other newly developed financial instruments, such as equity swaps (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these are consistent with a fund’s investment objective and restrictions.

BALANCED FUND

The Managed Allocation Fund

The Managed Allocation Fund seeks favorable returns that reflect the broad investment performance of the financial markets through capital appreciation and investment income. The fund will pursue this goal through a “fund of funds” approach, whereby the fund will make investments primarily in other mutual funds. The fund may invest in shares of underlying funds such as (1) the TIAA-CREF Mutual Funds’ other investment funds, (2) Retail Class shares of the TIAA-CREF Institutional Mutual Funds, which are affiliated funds of the TIAA-CREF Mutual Funds, and (3) other mutual funds that may be selected by the Board of Trustees from time to time. The Managed Allocation Fund may invest in underlying funds other than those listed above at any time in the future without obtaining shareholder approval. These additional underlying funds may have

24   | Prospectus  TIAA-CREF Mutual Funds

different investment objectives and styles from those currently held by the fund and may change the risk profile of the fund. We will notify you where the addition of any underlying fund or funds will have a material effect on the composition of the fund’s investment portfolio.

Generally, the fund will seek to meet its objective by investing (1) approximately 55 percent of its net assets in equity funds, (2) up to 5 percent of its net assets in real estate funds, and (3) approximately 40 percent of its net assets in fixed-income funds.

The fund intends to invest in the following equity funds:

•	Growth Equity Fund, which invests primarily in a diversified portfolio of common stocks that present the opportunity for growth, such as stocks of large capitalized companies in new and emerging areas of the economy and companies with distinctive products or promising markets.

•	International Equity Fund, which invests primarily in a broadly diversified portfolio of foreign equity investments.

•	TIAA-CREF Institutional Large-Cap Value Fund, which invests primarily in equity securities of large domestic companies that appear undervalued by the market based on an evaluation of their potential worth.

•	TIAA-CREF Institutional Small-Cap Equity Fund, which invests primarily in equity securities of smaller domestic companies, across a wide range of sectors, growth rates and valuations, which appear to have favorable prospects for significant long-term capital appreciation.

In the future the fund may invest in the Growth & Income Fund, which invests primarily in a broadly diversified portfolio of income-producing equity securities selected for their investment potential, as well as in other affiliated equity funds.

For the real estate securities component of its asset allocation strategy, the fund intends to invest in the TIAA-CREF Institutional Real Estate Securities Fund. The Real Estate Securities Fund invests primarily in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, such as real estate investment trusts (“REITs”).

The fund intends to invest in the following fixed-income funds:

•	Bond Plus Fund, which divides its portfolio into two segments, one of which invests in a broad range of investment-grade debt securities, and the other of which seeks enhanced returns through investments in illiquid or non-investment-grade securities.

•	Short-Term Bond Fund, which invests primarily in a broad range of U.S. Treasury and Agency securities, and corporate bonds with maturities from 1–5 years.

•	High-Yield Bond Fund, which invests primarily in lower-rated, higher-yielding fixed-income securities, such as domestic and foreign corporate bonds, debentures, loans and notes, as well as convertible securities and preferred stocks.

TIAA-CREF Mutual Funds   Prospectus | 25

In the future the fund may invest in the TIAA-CREF Institutional Inflation-Linked Bond Fund. The Inflation-Linked Bond Fund invests primarily in U.S. Treasury Inflation-Indexed Securities, and can also invest in other inflation-linked bonds issued or guaranteed by the U.S. government or its agencies, and by corporations and foreign governments. The fund may also invest in other affiliated fixed-income funds.

As a result of its investments in the underlying funds, the Managed Allocation Fund’s returns reflect investments in a mix of domestic stocks of companies of all sizes, foreign equities, real estate securities, and a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities. To maintain an appropriate allocation among the underlying funds, we monitor the foreign and domestic equity markets, as well as overall financial and economic conditions. If the managers believe that the relative attractiveness of the markets in which the equity and fixed-income funds are invested changes, they can adjust the percentage of investments in these funds up or down by up to 5 percent. At any given time the fund plans on holding between 0 to 5 percent of its net assets in real estate funds.

The composition of the fund’s fixed-income portion will vary depending on the shape of the yield curve. This means that when there is not much difference between the yield on short-term and longer-term bonds, the fund will increase its investments in the Short-Term Bond Fund. The fund will have less than 5 percent of assets in the High-Yield Bond Fund.

The fund might sometimes be even more heavily weighted toward equities or fixed-income, if we believe market conditions warrant it. For example, we might increase the fund’s holdings in the fixed-income funds in periods where we believe the equity markets will decline.

For flexibility in meeting redemptions, expenses, and the timing of new investments, and as a short-term defense during periods of unusual volatility, the fund can also invest in government securities (as defined in the 1940 Act), short-term paper, or shares of the Money Market Fund. For temporary defensive purposes, the Managed Allocation Fund may invest without limitation in such securities. We cannot guarantee that this strategy will be successful.

Special Investment Risks: The fund shares the risks associated with the types of securities held by each of the underlying funds in which it invests, including market risk, company risk, foreign investment risk, interest rate risk and credit risk, and prepayment and extension risk. The fund’s investments in securities of issuers in the real estate industry, through its investment in the Real Estate Securities Fund, are also subject to the risks associated with the ownership of real estate, as well as the special risks associated with investing in equity and mortgage REITs. In addition, since the Real Estate Securities Fund can invest in fewer individual companies it may experience greater fluctuations in value and be subject to a greater risk of loss than investments in other mutual funds.

Because the Managed Allocation Fund invests in the securities of a limited number of other mutual funds, it is considered “non-diversified” for purposes of

26   | Prospectus  TIAA-CREF Mutual Funds

the 1940 Act. Sometimes non-diversified funds have special risks. However, each of the underlying funds in which the Managed Allocation Fund invests is considered a diversified investment company.

It is possible that the interests of the Managed Allocation Fund could diverge from the interests of one or more of the underlying funds in which it invests. That could create a conflict of interest between the Managed Allocation Fund and its underlying funds, in which case it could be difficult for the trustees and officers of the TIAA-CREF Mutual Funds to fulfill their fiduciary duties to each fund, since those individuals are also trustees and officers of the TIAA-CREF Institutional Mutual Funds. The Board believes it has structured each fund to avoid these concerns. However, it is still possible that proper action for the Managed Allocation Fund could sometimes hurt the interests of an underlying fund, or vice versa. If that happens, the funds’ advisor, Teachers Advisors, Inc. (“Teachers Advisors”), and the Board of Trustees and officers of the TIAA-CREF Mutual Funds will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Teachers Advisors and the TIAA-CREF Mutual Funds’ Board and officers will in any case closely and continuously monitor each fund’s investments to avoid these concerns as much as possible.

THE FIXED-INCOME FUNDS

The Bond Plus Fund

The Bond Plus Fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital. Normally, at least 80 percent of the fund’s assets will be invested in bonds.

The fund is managed to track the duration of the Lehman Brothers U.S. Aggregate Index. Duration is a measurement of the change in the value of a bond portfolio in response to a change in interest rates. As of December 31, 2004, the duration of the index was 4.34 years. By keeping the fund’s duration close to the Lehman Index’s duration, the fund’s returns due to changes in interest rates should be similar to the index’s returns due to changes in interest rates.

The fund’s portfolio is divided into two segments. The first segment, which makes up at least 75 percent of the fund, is invested primarily in a broad range of the debt securities in the Lehman Index. The majority of this segment is invested in U.S. Treasury and Agency securities, corporate bonds, and mortgage-backed and asset-backed securities. The fund’s holdings are mainly high-quality securities rated in the top four credit categories by Moody’s or Standard & Poor’s, or that we determine are of comparable quality. The fund will overweight or underweight individual securities or sectors as compared to their weight in the Lehman Index depending on where we find undervalued or overlooked issues that we believe offer the potential for superior returns compared to the Lehman Index. This segment can make foreign investments, but we don’t expect them to exceed 15 percent of the fund’s assets. The fund can also invest in money market instruments.

TIAA-CREF Mutual Funds   Prospectus | 27

The other segment of the fund is invested in securities with special features, in an effort to improve the fund’s total return. This segment primarily will be invested in illiquid securities (such as private placements) or non-investment-grade securities (those rated Ba1 or lower by Moody’s or BB+ or lower by Standard & Poor’s). Currently this part of the fund has less than 5 percent of the fund’s assets, but if market conditions warrant it could grow as large as 25 percent. However, investments in illiquid securities will never be more than 15 percent of the fund’s assets.

Special Investment Risks: The fund is subject to substantial interest rate risk and significant prepayment/extension risk as well as company risk, income risk, moderate credit risk, moderate foreign investment risk and moderate index risk. In addition, non-investment-grade securities, which are usually called “high-yield” or “junk” bonds, offer higher returns but also entail higher risks. Their issuers may be less creditworthy or have a higher risk of becoming insolvent. Small changes in the issuer’s creditworthiness can have more impact on the price of lower-rated bonds than would comparable changes for investment-grade bonds. Lower-rated bonds can also be harder to value or sell, and their prices can be more volatile than the prices of higher-quality securities.

Bear in mind that all these risks can also apply to the lower levels of “investment-grade” securities, for example, Moody’s Baa and Standard & Poor’s BBB. Also, securities originally rated “investment-grade” are sometimes downgraded later on, should a ratings service believe the issuer’s business outlook or creditworthiness has deteriorated. If that happens to a security in the Bond Plus Fund, it may or may not be sold, depending on our analysis of the issuer’s prospects. However, the fund won’t purchase below-investment-grade securities if that would increase their amount in the portfolio above our current investment target. We do not rely exclusively on credit ratings when making investment decisions because they may not alone be an accurate measure of the risk of lower-rated bonds. Instead, we also do our own credit analysis, paying particular attention to economic trends and other market events.

The fund can hold illiquid securities. The risk of investing in illiquid securities is that they may be difficult to sell for their fair market value.

The fund’s investments in mortgage-backed securities are subject to prepayment and extension risk. Prepayment risk is the possibility that a change in interest rates causes the holders of the underlying mortgages to pay off their mortgage loans sooner than expected. If that happened, the fund would have to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return. Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security’s value.

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The Short-Term Bond Fund

The Short-Term Bond Fund seeks high current income consistent with preservation of capital. The fund invests primarily in a broad range of debt securities comprising the Lehman Brothers Mutual Fund Short (1-5 year) Government/Credit Index. Normally, the fund invests at least 80 percent of its assets in U.S. Treasury and Agency securities and corporate bonds with maturities from 1 to 5 years. It can also hold other fixed-income securities. These include foreign corporate bonds, debentures and notes, mortgage-backed securities, asset-backed securities, convertible securities, and preferred stocks. The fund may overweight or underweight individual securities or sectors as compared to their weight in the index where we find undervalued or overlooked issues that we believe offer the potential for superior returns. The fund may also invest in securities that are not in the index because we believe they offer the potential for superior returns.

The fund generally seeks to maintain an average duration similar to that of its benchmark. Duration is a measurement of the change in the value of a bond portfolio in response to a change in interest rates. By keeping the duration of the fund close to the index’s duration, the fund’s returns due to changes in interest rates should be similar to the index’s returns due to changes in interest rates. As of December 31, 2004, the duration of the index was 2.45 years. The fund has a policy of maintaining a dollar-weighted average maturity of portfolio holdings of no more than three years.

The Short-Term Bond Fund also may invest up to 15 percent of its assets in the securities of foreign issuers. The fund may invest in mortgage-backed securities including pass-through certificates and collateralized mortgage obligations (CMOs).

Special Investment Risks: The fund is subject to interest rate risk and credit risk. In addition, mortgage-backed securities in which the fund may invest are subject to extension risk and prepayment risk. Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security’s value. Prepayment risk is the possibility that a change in interest rates causes the holders of the underlying mortgages to pay off their mortgage loans sooner than expected. If that happened, the fund would have to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return.

The High-Yield Bond Fund

The High-Yield Bond Fund primarily seeks high current income and, when consistent with its primary objective, capital appreciation. The fund invests primarily in lower-rated, higher-yielding fixed-income securities, such as domestic and foreign corporate bonds, debentures, and notes, as well as convertible securities and preferred stocks. Under normal market conditions, the fund invests at least 80 percent of its assets in debt and other fixed-income securities rated lower than investment grade (and their unrated equivalents) or other high-yielding debt securities. (These are often called “junk” bonds.) Most of these will

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be securities rated in the BB or B categories by Standard & Poor’s, or in the Ba or B categories by Moody’s. The fund may invest up to 20 percent of its assets in the following other types of instruments: payment-in-kind or deferred interest obligations, defaulted securities, asset-backed securities, securities rated lower than B- or B3, and securities having limited liquidity.

The fund can make foreign investments, but we do not expect them to be over 20 percent of the fund’s assets. The fund can have up to 15 percent of its assets in illiquid securities. The fund can also invest in U.S. Treasury and Agency securities or other short-term instruments when other suitable investment opportunities aren’t available, or when we want to build the fund’s liquidity.

The premise of the High-Yield Bond Fund is that over long periods of time, a broadly diversified portfolio of lower-rated, higher-yielding securities should, net of capital losses, provide a higher net return than a similarly diversified portfolio of higher-rated, lower-yielding securities of similar duration. We attempt to minimize the risks of investing in lower-rated securities by:

•	Doing our own credit analysis (independent of the rating agencies). We will buy securities of issuers with a balance of operational and financial risks that we believe make it likely that they will be able to meet their financial obligations;

•	Constructing a portfolio of securities diversified by industry, geography, maturity, duration and credit quality; and

•	Buying or selling particular securities to take advantage of anticipated changes and trends in the economy and financial markets.

Our judgment of the value of any particular security is a function of our experience with lower-rated securities, evaluation of general economic and securities market conditions and the financial condition of the security’s issuer. Under some market conditions, the fund may sacrifice potential yield in order to adopt a defensive posture designed to preserve capital.

Teachers Advisors, the fund’s investment advisor, may from time to time share investment research and ideas about high-yield securities with its affiliate, Teachers Insurance and Annuity Association (“TIAA”). While the fund believes that such sharing of information provides benefits to the fund and its shareholders, the fund may at times be prevented from buying or selling certain securities or may need to sell certain securities before it might otherwise do so, in order to comply with the federal securities laws.

Special Investment Risks: The fund is subject to interest rate risk and above-average credit risk. Investors should expect greater fluctuations in share price, yield and total return compared to mutual funds holding bonds and other income-bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated. During the periods when the market for high-yield securities is volatile, it may be difficult for the fund to buy or sell its securities. An investment in this fund is

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much riskier than an investment in bond funds that do not invest primarily in lower-rated debt securities.

Issuers of “junk” bonds are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade securities, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

The fund can hold illiquid securities. Illiquid securities may be difficult to sell for their fair market value.

Current income risk can also be significant for this fund.

The Tax-Exempt Bond Fund

The Tax-Exempt Bond Fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital. Under normal market conditions, the fund invests at least 80 percent of its assets in tax-exempt bonds, a type of municipal security, the interest on which is exempt from federal income tax, including federal alternative minimum tax. The fund may invest in other municipal securities including other bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel for the issuers, is exempt from regular federal income tax (i.e., excludable from gross income for individuals for federal income tax purposes but not necessarily exempt from state or local taxes).

We pursue superior returns using yield spread and credit analysis to identify and invest in undervalued market sectors and individual securities. We usually sell investments that we believe are overvalued. We generally seek to maintain an average duration in the fund equal to that of its benchmark, the Lehman Brothers 10 Year Municipal Bond Index, of approximately 7 years. Duration is a measure of the change in the value of a bond portfolio in response to a change in interest rates.

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation facilities, schools, streets and public utilities such as water and sewer works. Municipal securities include private activity bonds, municipal leases, certificates of participation, municipal obligation components and municipal custody receipts.

The fund can invest up to 20 percent of its assets in private activity bonds. Private activity bonds are tax-exempt bonds whose proceeds are used to fund private, for-profit organizations. The interest on these securities (including the fund’s distribution of that interest) may be a preference item for purposes of the federal alternative minimum tax (AMT). The AMT is a special tax system that

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ensures that individuals and certain corporations pay at least some federal taxes. Income from securities that are a preference item is included in the computation of the AMT.

The fund can also invest in municipal bonds secured by mortgages on single-family homes and multi-family projects. The fund’s investments in these securities are subject to prepayment and extension risk. Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security, typically reducing the security’s value. Prepayment risk is the possibility that a decline in interest rates may cause the holders of the underlying mortgages to pay off their mortgage loans sooner than expected, causing the fund to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return.

All of the fund’s assets are dollar-denominated securities. The fund may invest up to 20 percent of assets in unrated instruments and in lower-rated, higher-yielding securities, such as “junk” bonds.

Special Investment Risks: The fund is subject to interest rate risk and credit risk. The fund also is subject to current income volatility and the related risk that falling interest rates will cause the fund’s income to fall as it invests assets at progressively lower rates. As with most income funds, the fund is subject to “call” risk arising from the possibility that during periods of declining interest rates, an issuer of a municipal obligation may call (i.e., retire) a high-yielding obligation before its maturity date. This often creates an unanticipated capital gain liability for shareholders and requires the fund to reinvest the proceeds at the lower prevailing interest rate.

Because of their tax-exempt status, the yields and market values of municipal securities may be hurt more by changes in tax rates and policies than similar taxable income-bearing securities.

Obligations of the issuer to pay the principal and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints on the enforcement of those obligations. There is also the possibility that litigation or other conditions may materially affect the power or ability of the issuer to pay the principal or interest on a municipal obligation when due. Municipal lease obligations and certificates of participation are subject to the added risk that a government lessee will fail to appropriate funds to enable it to make lease payments.

This may not be an appropriate investment in connection with tax-favored arrangements like IRAs, or if you are in a low tax-bracket.

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ADDITIONAL INVESTMENT STRATEGIES FOR THE FIXED-INCOME FUNDS

In addition to the principal investment strategies for the bond funds listed above, the bond funds can invest in mortgage-backed securities. These can include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations (CMOs). Mortgage pass-through securities are formed when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is “passed through” to investors in periodic principal and interest payments. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs.

The bond funds may use a trading technique called “mortgage rolls,” in which we “roll over” an investment in a mortgage-backed security before its settlement date in exchange for a similar security with a later settlement date. The bond funds may also engage in duration-neutral relative value trading, a technique in which we buy and sell government bonds of identical credit quality but different maturity dates in an attempt to take advantage of spread differentials along the yield curve. These techniques are designed to enhance a fund’s returns, but they do increase the fund’s portfolio turnover rate. However, we do not expect these techniques to significantly raise a fund’s capital gains. There are no commissions on purchases and sales of fixed-income securities, so increased trading will not raise the fund’s expenses.

The bond funds can invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics, and interest-only mortgage-backed securities are particularly sensitive to prepayment risk, which may also include actual loss of invested funds.

Each bond fund may also buy and sell options, futures contracts, and options on futures. We intend to use options and futures primarily for hedging or for cash management. To manage currency risk, the fixed-income funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies.

The bond funds can also invest in recently developed financial instruments, such as swaps and options on swaps (“swaptions”), so long as these are consistent with a fund’s investment objective and restrictions.

THE MONEY MARKET FUND

The Money Market Fund seeks high current income to the extent consistent with maintaining liquidity and preserving capital.

We seek to maintain a stable net asset value of $1.00 per share of the Money Market Fund by investing in assets that present minimal credit risk, maintaining an average weighted maturity of 90 days or less, and investing all of the fund’s assets in securities or other instruments maturing in 397 days or less. We cannot assure you that we will be able to maintain a stable net asset value of $1.00 per share for this fund.

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The fund will invest primarily in:

(1)	Commercial paper (short-term “IOUs” issued by corporations and others) or variable-rate, floating-rate, or variable-amount securities of domestic or dollar-denominated foreign companies;

(2)	Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, bankers’ acceptances, and other short-term debt;

(3)	Securities issued by or whose principal and interest are guaranteed by the U.S. government or one of its agencies or instrumentalities;

(4)	Other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

(5)	Repurchase agreements involving securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper, or bankers’ acceptances;

(6)	Participation interests in loans banks have made to the issuers of (1) and (4) above (these may be considered illiquid);

(7)	Asset-backed securities issued by domestic corporations or trusts;

(8)	Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies, or instrumentalities; and

(9)	Obligations of international organizations (and related government agencies) designated or supported by the U.S. or foreign government agencies to promote economic development or international banking.

The Money Market Fund will only purchase money market instruments that at the time of purchase are “First Tier Securities” — that is, instruments rated within the highest category by at least two nationally recognized statistical rating organizations (“NRSROs”), or rated within the highest category by one NRSRO if it is the only NRSRO to have issued a rating for the security, or unrated securities of comparable quality. The fund can also invest up to 30 percent of its assets in money market and debt instruments of foreign issuers denominated in U.S. dollars.

The above list of investments is not exclusive and the fund may make other investments consistent with its investment objective and policies.

Special Investment Risks: The principal risk of investing in the Money Market Fund is current income risk — that is, the income the fund receives may fall as a result of a decline in interest rates. To a lesser extent, the fund is also subject to credit risk, interest rate risk, prepayment risk and extension risk. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

An investment in the Money Market Fund, like the other funds, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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MORE ABOUT RISKS

Risks of Investing in the Equity Funds

In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of an investment in the funds that hold equity securities may increase or decrease.

An investment in an equity fund, index fund or a balanced fund will be subject to the following principal investment risks described below:

•	Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events. Accordingly, the value of the equity securities that a fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. This is known as market risk. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and therefore trends often vary from country to country and region to region.

•	Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time.

The funds that make foreign investments are subject to:

•	Foreign Investment Risk—The risks of investing in securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, or securities or contracts payable in foreign currency. Investing in foreign investments entails risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; (6) the lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the fund are subject to a variety of special restrictions in many such countries.

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Growth & Income Fund and Growth Equity Fund are subject to:
•	Style Risk—Funds that use an investing style entail the risk that equity securities representing the style may be out of favor in the marketplace for various periods of time. When this occurs, investors, such as the funds, holding such securities may experience significant declines in the value of their portfolios. Style risk, therefore, is the risk that a fund’s investing style falls out of favor with investors for a period of time.

•	Risks of Growth Investing—Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock. Because the value of growth companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

The index funds and Social Choice Equity Fund are subject to:

•	Index Risk—This is the risk that a fund’s performance will not match its index for any period of time. Although each index fund attempts to closely track the investment performance of its respective index, an index fund may not duplicate the exact composition of its index. In addition, unlike a fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an index fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, none of the index funds can guarantee that its performance will match its index for any period of time.

Risks of Investing in the Fixed-Income and Money Market Funds

An investment in a fixed-income or money market fund will be subject to the following principal investment risks described below:

•	Income Volatility—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is the risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

•	Credit Risk (a type of Company Risk)—The risk that a decline in a company’s financial position may prevent it from making principal and interest payments on fixed-income securities when due. Credit risk relates to the ability of an issuer of a fixed-income security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing a fund to lose its investment in the security.

•	Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase.

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Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security’s yield.

•	Prepayment Risk and Extension Risk—Prepayment risk and extension risk are normally present in adjustable-rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). If interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment generally increases. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment generally decreases. In either case, a change in the prepayment rate and the resulting change in duration of fixed-income securities held by a fund can result in losses to investors in the fund.

MORE ABOUT BENCHMARK AND OTHER INDICES

The benchmarks and indices described below are unmanaged, and you cannot invest directly in the index.

MSCI EAFE® Index

This is the benchmark index for the International Equity Fund. The MSCI EAFE® Index tracks the performance of the leading stocks in 21 MSCI developed countries outside of North America — in Europe, Australasia and the Far East. The MSCI EAFE® Index constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE® Index analyzes each stock in that country’s market based on its price, trading volume and significant owners. The stocks are sorted by industry group, and the most “investable” stocks (as determined by size and trading volume) are selected until 85 percent of the free float adjusted market representation of each industry is reached. MSCI country indices capture 85 percent of each country’s free float adjusted market capitalization while maintaining the overall industry exposure of the market. When combined as the MSCI EAFE® Index, the regional index captures 85 percent of the free float adjusted market capitalization of 21 developed countries around the world.

The MSCI EAFE® Index is primarily a large-capitalization index, with approximately 65 percent of its stocks falling in this category. Morgan Stanley determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time.

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Russell 1000® Growth Index

This is the benchmark index for the Growth Equity Fund. The Russell 1000® Growth Index is a subset of the Russell 1000® Index, which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000® Growth Index represents those Russell 1000® Index securities with higher relative forecasted growth rates and price/book ratios. The Russell 1000® Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and higher growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2004, the market capitalization of companies in the Russell 1000® Growth Index ranged from $495.2 million to $385.2 billion, with a mean market capitalization of $13.8 billion and a median market capitalization of $4.4 billion. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

S&P 500® Index

This is the benchmark index for the Growth & Income Fund. The S&P 500® Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. It is widely recognized as a guide to the overall health of the U.S. stock market. The index covers industrial, utility, technology and financial companies of the U.S. markets. The index focuses on the large cap segment of the market, with over 80% coverage of U.S. equities. Standard & Poor’s determines the composition of the index based on a combination of factors including market capitalization, liquidity and industry group representation and can change its composition at any time.

Russell 3000® Index

This is the benchmark for the Social Choice Equity Fund and the Equity Index Fund. The Russell 3000® Index is an unmanaged index of stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98 percent of the total market capitalization of the publicly-traded U.S. equity market. As of December 31, 2004, the market capitalization of companies in the Russell 3000® Index ranged from $59.2 million to $385.2 billion, with a mean market capitalization of $4.8 billion and a median market capitalization of $954.1 million. The Frank Russell Company determines the composition of the index based only on market capitalization and can change its composition at any time.

Lehman Brothers U.S. Aggregate Index

This is the benchmark for the Bond Plus Fund. The Lehman Brothers U.S. Aggregate Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities.

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This index contains approximately 5,836 issues. The Lehman Brothers U.S. Aggregate Index represents securities that are Securities and Exchange Commission–registered, taxable and dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. To be selected for inclusion in the Lehman Brothers U.S. Aggregate Index, the securities must have a minimum maturity of one year and a minimum par amount outstanding of $250 million.

Lehman Brothers U.S. Government/Credit (1-5 year) Index

This is the benchmark for the Short-Term Bond Fund. The Lehman Brothers Mutual Fund Short (1-5 year) Government/Credit Index tracks the performance primarily of U.S. Treasury and Agency securities and corporate bonds with 1–5 year maturities.

Merrill Lynch BB/B Cash Pay Issuer Constrained Index

This is the benchmark for the High-Yield Bond Fund. The Merrill Lynch BB/B Cash Pay Issuer Constrained Index tracks the performance of bond securities that pay interest in cash and have a credit rating of BB or B. Merrill Lynch uses a composite of Moody’s and Standard and Poor’s credit ratings in selecting bonds for this index. These ratings measure the risk that the bond issuer will fail to pay interest or to repay principal in full. The index is market weighted, so that larger bond issues have a greater effect on the index’s return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index.

Lehman Brothers 10-Year Municipal Bond Index

This is the benchmark for the Tax-Exempt Bond Fund. The Lehman Brothers 10-Year Municipal Bond Index is a weighted index that tracks the performance of long-term, tax-exempt bonds, meaning that the return of a larger security has a greater effect on the index’s return than that of a smaller one. Bonds in the index must have a minimum credit rating of Baa, an outstanding par value of at least $5 million, and be issued as part of a transaction of at least $50 million.

PORTFOLIO HOLDINGS

A description of the funds’ policies and procedures with respect to the disclosure of their portfolio holdings is available in the funds’ SAI.

PORTFOLIO TURNOVER

A fund that engages in active and frequent trading of portfolio securities will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses borne by a fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. None of the funds are subject to a specific limitation on portfolio turnover, and securities of each fund may be sold

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at any time such sale is deemed advisable for investment or operational reasons. In general, the actively managed funds will have higher portfolio turnover rates than the indexed funds. The portfolio turnover rates of the funds during recent fiscal periods are included below under “Financial Highlights”.

TIAA-CREF MUTUAL FUNDS’ MANAGEMENT

Teachers Advisors manages the assets of the TIAA-CREF Mutual Funds, under the supervision of the funds’ Board of Trustees (the Board). Teachers Advisors is a wholly owned indirect subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). It is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) under the 1940 Act. Teachers Advisors also manages the investments of TIAA-CREF Institutional Mutual Funds, TIAA Separate Account VA-1 and the TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC, the personnel of Teachers Advisors also manage the investment accounts of the College Retirement Equities Fund. Teachers Advisors is located at 730 Third Avenue, New York, NY 10017.

Teachers Advisors’ duties include conducting research, recommending investments and placing orders to buy and sell securities. Teachers Advisors is also responsible for providing, or obtaining at its own expense, the services needed for the day-to-day operation of each fund. These include distribution, custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. Teachers Advisors also acts as liaison among the various service providers to the funds, including custodians, portfolio accounting agents, portfolio managers and transfer agents.

Under the terms of an Investment Management Agreement between TIAA-CREF Mutual Funds and Teachers Advisors, Teachers Advisors is entitled to the following annual fees:

Fund	Annual Advisory Fee Rate

International Equity Fund	0.49%
Growth Equity Fund	0.45%
Growth & Income Fund	0.43%
Equity Index Fund	0.26%
Social Choice Equity Fund	0.27%
Bond Plus Fund	0.30%
Short-Term Bond Fund	0.30%
High-Yield Bond Fund	0.34%
Tax-Exempt Bond Fund	0.30%
Money Market Fund	0.29%
Managed Allocation Fund	0.00%

40   | Prospectus  TIAA-CREF Mutual Funds

Teachers Advisors, at its own expense, compensates Teachers Personal Investors Services, Inc. (“TPIS”), a TIAA subsidiary, for distribution services in the amount of 0.40% of the aggregate amount of purchase payments received for fund shares. Teachers Advisors, directly, or TPIS may make cash payments to certain third party broker-dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as provide transaction processing or administrative services.

PORTFOLIO MANAGEMENT TEAMS

Each fund is managed by a team of fund managers, whose members are jointly responsible for the day-to-day management of the fund, with expertise in the area(s) applicable to the fund’s investments. The following is a list of members of the management teams primarily responsible for managing each fund’s investments, along with their relevant experience. The members of the team may change from time to time.

GROWTH EQUITY FUND
Total Years/Months
		Portfolio Role/		Experience
		Coverage/	Experience Over	At		On
Name	Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team

Susan Cordes, CFA	Managing	Quantitative	Teachers Advisors,	7.5	13.5	4.11
	Director	Stock Selection	Inc., TIAA and its
		& Portfolio	affiliates – 1998
		Construction	to Present
David C. Fording, CFA	Managing	Stock Selection	Teachers Advisors,	9.7	15.6	1.11
	Director		Inc., TIAA and its
affiliates – 1995
to Present
Gregory B. Lutrell, CFA	Managing	Stock Selection	Teachers Advisors,	14.2	19.8	2.2
	Director		Inc., TIAA and its
affiliates – 1999
to Present
Ruxiang (Michael) Qian	Director	Quantitative	Teachers Advisors,	4.8	13.7	4.8
		Stock Selection	Inc., TIAA and its
		& Portfolio	affiliates – 2000
		Construction	to Present

TIAA-CREF Mutual Funds   Prospectus | 41

GROWTH & INCOME FUND
Total Years/Months
		Portfolio Role/		Experience
		Coverage/	Experience Over	At		On
Name	Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team

Pei Chen	Director	Quantitative	Teachers Advisors,	0.8	14.10	0.7
		Stock Selection	Inc., TIAA and its
		& Portfolio	affiliates – 2004 to
		Construction	Present; Barra –
1990 to 2004
Hans L. Erickson, CFA	Senior	Quantitative	Teachers Advisors,	8.11	16.8	1.0
	Managing	Stock Selection	Inc., TIAA and its
	Director	& Portfolio	affiliates – 1996
		Construction –	to Present
Lead Quantitative
Portfolio Manager
Susan Kempler[1]	Director	Stock Selection	Teachers Advisors,	< 1	17.5	< 1
Inc., TIAA and its
affiliates – 2005
to Present; Citigroup
Asset Management –
1997 to 2005
William Riegel, CFA	Senior	Stock Selection –	Teachers Advisors,	5.3	25.11	1.0
	Managing	Lead Domestic	Inc., TIAA and its
	Director	Active Portfolio	affiliates – 1999 to
		Manager	Present; JP Morgan -
1979 to 1999
Michael S. Shing, CFA	Managing	Quantitative	Teachers Advisors,	0.11	14.4	0.10
	Director	Stock Selection	Inc., TIAA and its
		& Portfolio	affiliates – 2004 to
		Construction	Present; Barclays
Global Investors -
1993 to 2004

1     Susan Kempler began managing the fund as of March 1, 2005.

42   | Prospectus  TIAA-CREF Mutual Funds

INTERNATIONAL EQUITY FUND
Total Years/Months
		Portfolio Role/		Experience
		Coverage/	Experience Over	At		On
Name	Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team

Yumiko Miura	Managing	Stock Selection –	Teachers Advisors,	9.3	19.9	2.9
	Director	Asia/Pacific	Inc., TIAA and its
affiliates – 1997
to Present
Jacob Pozharny	Managing	Quantitative	Teachers Advisors,	4.0	12.2	4.0
	Director	Stock Selection	Inc., TIAA and its
		& Portfolio	affiliates – 2001 to
		Construction	Present; Nicholas-
Applegate Capital
Management –
1999 to 2001
Steven Rossiello, CFA	Managing	Quantitative	Teachers Advisors,	9.0	19.8	7.6
	Director	Stock Selection	Inc., TIAA and its
		& Portfolio	affiliates – 1996 to
		Construction	Present
Christopher F. Semenuk	Managing	Stock Selection -	Teachers Advisors,	11.8	17.8	7.6
	Director	Europe	Inc., TIAA and its
affiliates – 1993
to Present

EQUITY INDEX FUND
Total Years/Months
		Portfolio Role/		Experience
		Coverage/	Experience Over	At		On
Name	Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team

Anne Sapp, CFA	Director	Quantitative	Teachers Advisors,	0.8	18.1	0.6
		Portfolio	Inc., TIAA and its
		Construction	affiliates – 2004 to
Present; Mellon
Transition Manage-
ment Services – 2001
to 2004; Mellon
Capital Management –
1996 to 2000

TIAA-CREF Mutual Funds   Prospectus | 43

SOCIAL CHOICE EQUITY FUND
Total Years/Months
		Portfolio Role/		Experience
		Coverage/	Experience Over	At		On
Name	Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team

Anne Sapp, CFA	Director	Quantitative	Teachers Advisors,	0.8	18.1	0.4
		Portfolio	Inc., TIAA and its
		Construction	affiliates – 2004 to
Present; Mellon
Transition Manage-
ment Services – 2001
to 2004; Mellon
Capital Management –
1996 to 2000

MANAGED ALLOCATION FUND
Total Years/Months
		Portfolio Role/		Experience
		Coverage/	Experience Over	At		On
Name	Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team

Scott Budde, CFA	Managing	Asset Allocation	Teachers Advisors,	10.5	21.7	1.6
	Director		Inc., TIAA and its
affiliates – 1994
to Present
Stephen MacDonald	Director	Asset Allocation	Teachers Advisors,	7.1	7.1	< 1
Inc., TIAA and its
affiliates – 1998
to Present

44   | Prospectus  TIAA-CREF Mutual Funds

BOND PLUS FUND

Total Years/Months
		Portfolio Role/		Experience
		Coverage/	Experience Over	At		On
Name	Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team

John M. Cerra	Managing	Fixed Income	Teachers Advisors,	19.11	19.11	1.6
	Director	Security Selection –	Inc., TIAA and its
		Lead Portfolio	affiliates – 1985 to
		Manager	Present
Richard W. Cheng	Director	Fixed Income	Teachers Advisors,	7.8	13.10	3.3
		Security Selection –	Inc., TIAA and its
		Corporate Bonds	affiliates – 1997 to
Present
Stephen Liberatore, CFA	Director	Fixed Income	Teachers Advisors,	0.8	10.9	0.8
		Security Selection –	Inc., TIAA and its
		Corporate Bonds	affiliates – 2004 to
Present; Nationwide
Mutual Insurance
Company – 2003 to
2004; Protective Life
Corporation – 1999
to 2002; Markel
Corporation – 1996
to 1999
Steven Raab, CFA	Director	Fixed Income	Teachers Advisors,	11.4	13.7	0.11
		Security Selection –	Inc., TIAA and its
		MBS, CMBS & ABS	affiliates – 1991 to
Present

TIAA-CREF Mutual Funds   Prospectus | 45

SHORT-TERM BOND FUND

Total Years/Months
		Portfolio Role/		Experience
		Coverage/	Experience Over	At		On
Name	Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team

John M. Cerra	Managing	Fixed Income	Teachers Advisors,	19.11	19.11	1.6
	Director	Security Selection –	Inc., TIAA and its
		Lead Portfolio	affiliates – 1985 to
		Manager	Present
Richard W. Cheng	Director	Fixed Income	Teachers Advisors,	7.8	13.10	3.3
		Security Selection –	Inc., TIAA and its
		Corporate Bonds	affiliates – 1997 to
Present
Stephen Liberatore, CFA	Director	Fixed Income	Teachers Advisors,	0.8	10.9	0.8
		Security Selection –	Inc., TIAA and its
		Corporate Bonds	affiliates – 2004 to
Present; Nationwide
Mutual Insurance
Company – 2003 to
2004; Protective Life
Corporation – 1999
to 2002; Markel
Corporation – 1996
to 1999
Steven Raab, CFA	Director	Fixed Income	Teachers Advisors,	11.4	13.7	1.0
		Security Selection –	Inc., TIAA and its
		MBS, CMBS & ABS	affiliates – 1991 to
Present

46   | Prospectus  TIAA-CREF Mutual Funds

HIGH-YIELD BOND FUND
Total Years/Months
		Portfolio Role/		Experience
		Coverage/	Experience Over	At		On
Name	Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team

Michael Ainge, CFA	Director	Fixed Income	Teachers Advisors,	6.9	12.9	4.6
		Security Selection –	Inc., TIAA and its
		Research	affiliates – 1998 to
Present
Jean Lin, CFA	Director	Fixed Income	Teachers Advisors,	10.8	10.8	3.11
		Security Selection –	Inc., TIAA and its
		Research	affiliates – 1994 to
Present
Kevin R. Lorenz, CFA	Managing	Fixed Income	Teachers Advisors,	17.8	23.1	4.11
	Director	Security Selection –	Inc., TIAA and its
		Lead Portfolio	affiliates – 1987 to
		Manager	Present
John G. Morriss	Director	Fixed Income	Teachers Advisors,	7.2	14.7	4.11
		Security Selection –	Inc., TIAA and its
		Research	affiliates – 1998 to
Present
Richard Tanner, CFA	Director	Fixed Income	Teachers Advisors,	8.8	16.6	1.6
		Security Selection –	Inc., TIAA and its
		Research	affiliates – 1996 to
Present

TAX-EXEMPT BOND FUND
Total Years/Months
		Portfolio Role/		Experience
		Coverage/	Experience Over	At		On
Name	Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team

Carmen M. Failla	Director	Fixed Income	Teachers Advisors,	8.7	12.9	4.11
		Security Selection –	Inc., TIAA and its
		Research/Trading	affiliates – 1996 to
Present
Peter Scola	Managing	Fixed Income	Teachers Advisors,	6.3	37.7	4.11
	Director	Security Selection –	Inc., TIAA and its
		Lead Portfolio	affiliates – 1998 to
		Manager	Present

TIAA-CREF Mutual Funds   Prospectus | 47

MONEY MARKET FUND
Total Years/Months
		Portfolio Role/		Experience
		Coverage/	Experience Over	At		On
Name	Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team

Michael Ferraro	Director	Fixed Income	Teachers Advisors,	6.10	30.9	6.10
		Security Selection –	Inc., TIAA and its
		Trader/Research	affiliates – 1998 to
Present
Joseph P. Rolston	Director	Fixed Income	Teachers Advisors,	20.4	26.2	7.6
		Security Selection –	Inc., TIAA and its
		Trader/Research	affiliates – 1984 to
Present
Steven I. Traum	Managing	Fixed Income	Teachers Advisors,	22.2	25.2	7.6
	Director	Security Selection –	Inc., TIAA and its
		Lead Portfolio	affiliates – 1983 to
		Manager	Present

The funds’ SAI provides additional disclosure about the compensation structure of each of the fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the funds they manage.

CALCULATING SHARE PRICE

We determine the net asset value (NAV) per share, or share price, of a fund on each day the New York Stock Exchange is open for business. We do this after the close of regular trading on all U.S. national exchanges where securities or other investments of a fund are principally traded. We will not price fund shares on days that the New York Stock Exchange is closed. We compute a fund’s NAV by dividing the value of the fund’s assets, less its liabilities, by the number of outstanding shares of that fund.

If a fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or redeem fund shares.

For funds other than the Money Market Fund, we usually use market quotations or independent pricing services to value securities and other instruments held by the funds. If market quotations or independent pricing services are not readily available, we will use a security’s “fair value,” as determined in accordance with procedures adopted by the Board of Trustees. We may also use fair value if events that have a significant effect on the value of an investment (as determined in our sole discretion) occur between the time when its price is determined and the time a fund’s NAV is calculated. The use of fair value pricing may result in changes to the prices of portfolio securities, which could have an effect on a fund’s NAV.

48   | Prospectus  TIAA-CREF Mutual Funds

Fair value pricing most commonly occurs with securities that are primarily traded outside of the United States. Fair value pricing may occur for instance, where there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust to the price levels in the U.S. when their markets open the next day. In these cases, we may fair value certain foreign securities when we believe the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

Our fair value pricing procedures provide, among other things, for us to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the New York Stock Exchange (“NYSE”). We also examine the prices of individual securities to determine, among other things, whether their price reflects fair value at the close of the NYSE based on market movements. Additionally, we may fair value domestic securities when we believe the last market quotation is not readily available or we believe it does not represent the fair value of that security.

Money market instruments (other than those in the Money Market Fund) with maturities of one year or less are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

To calculate the Money Market Fund’s net asset value per share, we value its portfolio securities at their amortized cost. This valuation method does not take into account unrealized gains or losses on the fund’s portfolio securities. Amortized cost valuation involves first valuing a security at cost, and thereafter assuming an amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security’s market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Fund would receive if it sold the security.

The NAV per share of the Managed Allocation Fund will be based on the NAV per share of each of the underlying funds in which it invests. Therefore, although we will determine the net asset value per share of the Managed Allocation Fund as described above, we cannot price the Managed Allocation Fund’s shares until we determine the NAV per share of the underlying funds.

DIVIDENDS AND DISTRIBUTIONS

Each fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the

TIAA-CREF Mutual Funds   Prospectus | 49

fund and capital gains realized from the sale of securities. The following table shows how often we pay dividends on each fund:

Fund	Dividend Paid

International Equity Fund	Annually
Growth Equity Fund	Annually
Growth & Income Fund	Quarterly
Managed Allocation Fund	Quarterly
Equity Index Fund	Annually
Social Choice Equity Fund	Annually
Bond Plus Fund	Monthly
High-Yield Bond Fund	Monthly
Short-Term Bond Fund	Monthly
Tax-Exempt Bond Fund	Monthly
Money Market Fund	Monthly

Although we pay dividends monthly from the Money Market Fund, these dividends are calculated and declared daily.

We intend to pay net capital gains from all funds that have them once a year.

You can elect from among the following distribution options:
1.	Reinvestment Option, Same Fund. We will automatically reinvest your dividend and capital gain distributions in additional shares of the fund. Unless you elect otherwise, this will be your distribution option.

2.	Reinvestment Option, Different Fund. We will automatically reinvest your dividend and capital gain distributions in additional shares of another fund in which you already hold shares.

3.	Income-Earned Option. We will automatically reinvest your long-term capital gain distributions, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. We will automatically reinvest your dividend and short-term capital gain distributions, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. We will send a check for your dividend and each capital gain distribution.

We make distributions for each fund on a per share basis to the shareholders of record on the fund’s distribution date. We do this regardless of how long the shares have been held. That means if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution. Cash distribution checks will be mailed within seven days.

50   | Prospectus  TIAA-CREF Mutual Funds

TAXES

As with any investment, you should consider how your investment in any fund will be taxed. However, the information about taxes in this prospectus is general. It will not apply to you if you are investing through a tax-deferred account such as an IRA. Consult your tax advisor if you need more information.

Taxes on dividends and distributions. Unless you are tax-exempt or hold fund shares in a tax-deferred account, you must pay federal income tax on taxable distributions each year. Your taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, dividends declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

For federal tax purposes, income and short-term capital gain distributions from a fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, we will send you and the Internal Revenue Service (“IRS”) a statement showing the taxable distributions paid to you in the previous year from each fund. Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15 percent to individual investors (or at 5 percent to individual investors who are in the 10-percent or 15-percent tax bracket). Whether or not a capital gain distribution is considered long-term or short-term depends on how long the fund held the securities the sale of which led to the gain.

Under recent legislation, a portion of ordinary income dividends paid by a fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified income received by a fund. Notwithstanding this, certain holding period requirements with respect to an individual’s shares in a fund may apply to prevent the individual from treating any portion of a dividend as “qualified dividend income.” Additional information about this can be found in the SAI.

Special considerations for Tax-Exempt Bond Fund Shareholders. The Tax-Exempt Bond Fund expects to distribute “exempt-interest dividends.” These dividends will be exempt income for regular federal income tax purposes. However, any distributions derived from the fund’s net long-term capital gains will ordinarily be taxable to shareholders as long-term capital gains. Any distributions derived from taxable interest income, net short-term capital gains, market discount and certain net realized foreign exchange gains will be taxable to shareholders as ordinary income.

If you borrow money to purchase or hold Tax-Exempt Bond Fund shares, the interest on the money you borrow usually will not be deductible for federal income tax purposes.

Some of the exempt-interest dividends that the Tax-Exempt Bond Fund pays come from its investments in private activity bonds. These dividends may be an item of tax preference in determining your federal alternative minimum tax

TIAA-CREF Mutual Funds   Prospectus | 51

liability. Exempt-interest dividends will also be considered along with other elements of adjusted gross income in determining whether or not any Social Security or railroad retirement payments you may receive are subject to federal income taxes.

If you hold shares in the Tax-Exempt Bond Fund for six months or less, and you sell or exchange them for a loss, you can’t claim the full amount of the loss for federal income tax purposes if you have received an exempt interest dividend from the fund. The dividend amount must be deducted from the loss you claim.

Taxes on transactions. Unless a transaction involves fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

Whenever you sell shares of a fund, we will send you a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, we are required by law to withhold 28 percent of all the taxable distributions and redemption proceeds paid from your account during 2005. We are also required to begin backup withholding if instructed by the IRS to do so.

“Buying a dividend.” If you buy shares just before a fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of a fund for $10.00 per share the day before the fund paid a $0.25 per share dividend. After the dividend was paid, each share would be worth $9.75, and you would have to include the $0.25 per share dividend in your gross income for tax purposes.

Effect of foreign taxes. Foreign governments may impose taxes on a fund and its investments and these taxes generally will reduce such fund’s distributions. If a fund qualifies to pass through a credit or deduction for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income than was actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.

Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment in some types of instruments.

Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by

52   | Prospectus  TIAA-CREF Mutual Funds

a fund may qualify in your hands for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the fund from domestic (U.S.) sources. Certain holding periods and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

YOUR ACCOUNT: BUYING, SELLING OR
EXCHANGING SHARES

TYPES OF ACCOUNTS
•	Individual accounts (for one person) or joint accounts (more than one person) including Transfer on Death (TOD) accounts.

•	Trust accounts (other than foreign trust accounts).

•	Accounts for a minor child under the Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).

•	Traditional IRAs and Roth IRAs. These accounts let you shelter investment income from federal income tax while saving for retirement.

•	Coverdell Education Savings Accounts (“Coverdell” accounts, formerly Education IRAs). This account lets you shelter investment income from federal income tax while saving to pay qualified education expenses of a designated beneficiary.

•	Corporate/institutional accounts.

We will only accept accounts with a U.S. address of record. We will not accept a P.O. Box as the address of record.

For more information about opening a corporate/institutional account, please call us at 800-223-1200, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time.

HOW TO OPEN AN ACCOUNT AND MAKE SUBSEQUENT INVESTMENTS

To open an account, send us a completed application with your initial investment. If you want an application, or if you have any questions or need help completing the application, call one of our consultants at 800-223-1200. You can also download and print the application from our website at www.tiaa-cref.org.

The minimum initial investment for Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per fund account. The minimum initial investment for all other accounts, including custodial (UGMA/UTMA) accounts, is $2,500 per fund account. You can also establish an Automatic Investment Plan for a lower initial investment amount.

Subsequent investments per fund for all account types must be at least $50. All purchases must be in U.S. dollars and checks must be drawn on U.S. banks. We will not accept payment in the following forms: travelers checks, money orders,

TIAA-CREF Mutual Funds   Prospectus | 53

credit card convenience checks, cashier’s checks, cash or starter checks. We will not accept corporate checks for investment into non-corporate accounts.

We consider all requests for purchases, checks, and other forms of payments to be received when they are received in “good order.” (See below.) We will not accept third party checks. (We consider any check not made payable directly to TIAA-CREF Mutual Funds as a third party check). We cannot accept checks made out to you or other parties and signed over to us.

To open an account on-line: Please visit our Web Center at www.tiaa-cref.org and click on Mutual Funds. You can establish an individual, joint, custodian (UGMA or UTMA), Traditional IRA or Roth IRA account. For assistance in completing these transactions, please call 800-223-1200. Once completed, your transaction cannot be modified or canceled.

To open an account by mail: Send your check, made payable to TIAA-CREF Mutual Funds, and/or application to:
First Class Mail:	The TIAA-CREF Mutual Funds
c/o Boston Financial
Data Services
P.O. Box 8009
Boston, MA 02266-8009
Overnight Mail:	The TIAA-CREF Mutual Funds
c/o Boston Financial
Data Services
66 Brooks Drive
Braintree, MA 02184-3839

Once submitted, your transaction cannot be modified or canceled.

To open an account by wire: Send us your application by mail, then call us to confirm that your account has been established. Instruct your bank to wire money to:
State Street Bank
ABA Number 011000028
DDA Number 99052771

Specify on the wire:
•	The TIAA-CREF Mutual Funds

•	Account registration (names of registered owners), address and Social Security Number(s) or Taxpayer Identification Number

•	Indicate if this is for a new or existing account (provide fund account number if existing)

•	The fund or funds in which you want to invest, and amount to be invested per fund

You can purchase additional shares in any of the following ways:

By Mail: Send a check to either of the addresses listed above with an investment coupon from a previous confirmation statement. If you do not have an

54   | Prospectus  TIAA-CREF Mutual Funds

investment coupon, use a separate piece of paper to give us your name, address, fund account number, the fund or funds you want to invest in and the amount to be invested in each fund.

By Automatic Investment Plan (AIP): You can make subsequent investments automatically by electing to utilize the Automatic Investment Plan on your initial application or later upon request. By electing this option you authorize us to take regular, automatic withdrawals from your bank account.

To begin this service, send us a voided check or savings account investment slip. It will take us up to 10 days from the time we receive it to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next business day if those days are not business days). Initial and subsequent investments must be made for at least $50 per fund account.

You can change the date or amount of your investment, or terminate the Automatic Investment Plan at any time by letter or by telephone. The change will take effect approximately 5 business days after we receive your request.

By Telephone: Call 800-223-1200. You can make electronic withdrawals from your designated bank account to buy additional TIAA-CREF Mutual Funds shares over the telephone. There is a $100,000 limit on these purchases. Telephone requests cannot be modified or canceled.

All shareholders automatically have the right to buy shares by telephone, provided bank account information and a voided check was provided at the time the account was established. If you do not want the telephone purchase option, you can indicate this on the application. You may add this privilege after the account has been established by completing an Account Services Form, which you can request by calling 800-223-1200, or you may download it from our website.

Over the Internet: With TIAA-CREF’s Web Center, you can make electronic withdrawals from your designated bank account to buy additional shares over the Internet. There is a $100,000 limit on these purchases. TIAA-CREF’s Web Center can be accessed through TIAA-CREF’s homepage, www.tiaa-cref.org.

Before you can use TIAA-CREF’s Web Center, you must enter your social security number, date of birth and active account number. You will then be given an opportunity to create a user name and password. TIAA-CREF’s Web Center will lead you through the transaction process, and we will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA-CREF’s Web Center are recorded electronically. Once made, your transactions cannot be modified or canceled.

By Wire: To buy additional shares by wire, follow the instructions above for opening an account by wire. (You do not have to send us an application again.)

Points to Remember for All Purchases:
•	Your investment must be for a specified dollar amount. We cannot accept purchase requests specifying a certain price, date, or number of shares; we will return these investments.

TIAA-CREF Mutual Funds   Prospectus | 55

•	We reserve the right to reject any application or investment. There may be circumstances when we will not accept new investments in one or more of the funds.

•	If you have a securities dealer (including a mutual fund “supermarket”), bank, or other financial institution handle your transactions, they may charge you a fee. Contact them to find out if they impose any other conditions, such as a higher minimum investment requirement, on your transaction.

•	If your purchase check does not clear or payment on it is stopped, or if we do not receive good funds through electronic funds transfer, we will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by any of the funds or Teachers Advisors.

If you are already a shareholder, we can redeem shares from any of your account(s) as reimbursement for all losses. We also reserve the right to restrict you from making future purchases in any of the funds. There is a $25 fee for all returned items, including checks and electronic funds transfers.
•	Federal law requires us to obtain, verify and record information that identifies each person who opens an account. Until you provide us with the information we need, we may not be able to open an account or effect transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.

HOW TO REDEEM SHARES

You can redeem (sell) your shares at any time. Redemptions must be for at least $250 or the balance of your investment in a fund, if less.

Usually, we send your redemption proceeds to you on the second business day after we receive your request, but not later than seven days afterwards, assuming the request is in good order (see below). If you request a redemption of shares shortly after you have purchased those shares by check or automatic investment plan, we will process your redemption but will hold your redemption proceeds for up to 10 calendar days to allow the check or automatic investment to clear.

We send redemption proceeds to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, we will require a letter of instruction with a signature guarantee for each account holder (see below). We can send your redemption proceeds in several different ways: by check to the address of record; by electronic transfer to your bank; or by wire transfer (minimum of $5,000). Before calling, read “Points to Remember when Redeeming.”

We can postpone payment if (a) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the New York Stock Exchange is restricted; (b) an emergency exists as defined by the SEC, or the SEC

56   | Prospectus  TIAA-CREF Mutual Funds

requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

You can redeem shares in any of the following ways:

By Mail: Send your written request to either of the addresses listed in the “How to Open an Account and Make Subsequent Investments” section. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, signature guarantees of each owner on the account (if required), and any other required supporting legal documentation. Once mailed to us, your redemption request is irrevocable and cannot be modified or canceled.

By Telephone: Call 800-223-1200 to redeem shares in amounts under $50,000. Once made, your telephone request cannot be modified or canceled. If you wish to redeem an amount over $50,000, please follow the instructions under “By Mail” above. All shareholders have the telephone redemption option automatically. If you do not want to be able to redeem by telephone, indicate this on your application or call us anytime after opening your account.

Telephone redemptions are not available for IRA accounts.

By Check: If you’ve elected the Money Market Fund’s check writing privilege, you can make redemptions from the Money Market Fund by check. All registered account owners must sign a signature card before the privilege can be exercised. You can establish check writing on your account when you apply or later upon request. Checks are issued 10 days after the check writing privilege has been added to the account.

For joint accounts, we require only the signature of any one owner on a check. You can write up to 24 checks per year, as long as each check is for at least $250. Checks written for less than $250 will not be honored. We reserve the right to charge a $25 fee if there are insufficient Money Market Fund shares in your account to cover the amount of the check; or for each check you write if you have already written 24 checks in one year.

You cannot write a check to close your TIAA-CREF Money Market Fund account because the value of the fund changes daily as dividends are accrued. You also cannot write a check to redeem shares from the Money Market Fund for 10 days after your check or automatic investment plan payment to purchase Money Market Fund shares is received if your Money Market Fund account does not otherwise have a sufficient balance to support the redemption check.

By Systematic Redemption Plan: You can elect this feature only from funds with balances of at least $5,000. We will automatically redeem shares in a particular fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) and provide you with a check or electronic transfer to your bank. You must specify the dollar amount (minimum $250) of the redemption and from which fund you want to redeem shares.

If you want to set up a systematic redemption plan, contact us and we will send you the necessary forms. All owners of an account must sign the systematic

TIAA-CREF Mutual Funds   Prospectus | 57

redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A signature guarantee is required for this address change.

We can terminate the systematic redemption plan option at any time, although we will notify you if we do. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or calling us. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within 5 days after we receive your instructions.

Points to Remember when Redeeming:

•	We cannot accept redemption requests specifying a certain price or date; these requests will be returned.

•	If you request a redemption by telephone within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send us your request in writing with a signature guarantee for each owner exactly as registered on the account.

•	For redemptions of more than $250,000, we reserve the right to give you marketable securities instead of cash.

HOW TO EXCHANGE SHARES

You can exchange shares in a fund for shares of any other fund at any time. An exchange is a sale of shares from one fund and a purchase of shares in another fund.

The minimum investment amounts that apply to purchases also apply to exchanges. In other words, for any account, an exchange to a fund in which you already own shares must be at least $50. An exchange to a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per fund account for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 per fund for all other accounts, including custodial (UGMA/UTMA) accounts.

Exchanges between accounts can be made only if the accounts are registered identically in the same name(s), address and Social Security or Tax Identification Number.

You can make exchanges in any of the following ways:

By Mail: Send a letter of instruction to either of the addresses in the “How to Open an Account and Make Subsequent Investments” section. The letter must include your name, address, and the funds and/or accounts you want to exchange between.

By Telephone: Call 800-223-1200. Once made, your telephone request cannot be modified or canceled. If you originally elected not to receive this privilege on your new account application, you may complete an Account Services Form to add this privilege to your account.

58   | Prospectus  TIAA-CREF Mutual Funds

Over the Internet: You can exchange shares using TIAA-CREF’s Web Center, which can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org, if you have applied for web access (see below). Once made, your transaction cannot be modified or canceled.

By Systematic Exchange: You can elect this feature only if the balance of the fund from which you are transferring shares is at least $5,000. We automatically redeem shares from a specified fund and purchase shares in another fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days). You must specify the dollar amount and the funds involved in the exchange. An exchange to a fund in which you already own shares must be for at least $50, and an exchange to a new fund must meet the account minimums as stated by account type above (i.e., $2,000 per fund account for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts.

If you want to set up a systematic exchange, you can contact us and we will send you the necessary forms. All owners of an account must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling us. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within 5 days after we receive your instructions.

Points to Remember when Exchanging:

•	Make sure you understand the investment objective of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

•	To maintain low expense ratios and avoid disrupting the management of each fund’s portfolio, we reserve the right to suspend the exchange privilege if you have made more than 12 exchanges within a 12-month period for any fund except the International Equity Fund and the High-Yield Bond Fund. For those funds we reserve the right to suspend the exchange privilege if you make more than 6 exchanges in a 12-month period. We count each purchase or sale order as one exchange. For example, an exchange out of one fund and purchase of another fund would count as one exchange for each fund.

•	We reserve the right to reject any exchange request and to modify or terminate the exchange option at any time. We may do this, in particular, when we deem your transaction activity to be harmful to the fund, including market-timing activity.

•	An exchange is considered a sale of securities, and therefore is taxable.

Customer Complaints. Customer complaints may be directed to TIAA-CREF Mutual Funds, 730 Third Ave., New York, NY 10017-3206, Mail Stop 485/29/41, telephone 800-223-1200.

TIAA-CREF Mutual Funds   Prospectus | 59

Good Order. Your initial application and later requests for transactions will not be processed until they are received in good order. Good order means that your application is properly completed or your transaction request includes your fund account number, the amount of the transaction (in dollars or shares), signatures of all owners exactly as registered on the account, and any other supporting legal documentation that may be required.

Share Price. If you buy shares from us directly, including through the Internet, the share price we use will be the NAV per share next calculated after the fund or the fund’s transfer agent, Boston Financial Data Services (“BFDS”), receives your application or request in good order. If you buy shares through an intermediary, such as a securities dealer (including a mutual fund “supermarket”), bank or investment adviser, the share price we use will be the NAV per share next calculated after the intermediary receives a transaction request that is in good order. If this occurs before the NYSE closes (usually 4:00 p.m., Eastern Time) your price will be the NAV per share for that day. If it is after the NYSE closes, your price will be the NAV per share for the next business day. An intermediary could require you to place an order before 4:00 p.m. to get the NAV per share for that day. If you are opening an account on-line and are transferring assets from another institution, your transaction will be processed at the NAV per share next calculated after BFDS receives your check or wire in good order.

Minimum Account Size. Due to the relatively high cost of maintaining smaller accounts, we reserve the right to redeem shares in any account if the value of that account drops below $1,500 either through redemption activity or declines in a fund’s market value. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed.

Tax Identification Number. You must give us your taxpayer identification number (which, for most individuals, is your social security number) and tell us whether or not you are subject to back-up withholding for prior under-reporting. If you do not furnish your taxpayer identification number, your account application will be rejected and returned to you.

Changing your Address. To change the address on your account, please call us or send us a written notification.

Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), we require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the TIAA-CREF Mutual Funds from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of the Unites States stock exchange participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot

60   | Prospectus  TIAA-CREF Mutual Funds

provide a signature guarantee. For more information about when a signature guarantee is required, please contact us.

Transferring Shares. You can transfer ownership of your account to another person or organization or change the name on your account by sending us written instructions. All registered owners of the account must sign the request and provide signature guarantees. When you change the name on an account, shares in that account are transferred to a new account.

Transfer on Death. If you live in certain states, you can designate one or more persons (beneficiaries) to whom your TIAA-CREF Mutual Funds shares can be transferred upon death. You can set up your account with a Transfer On Death (TOD) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime. Currently, all states except Louisiana, New York, North Carolina and the District of Columbia allow transfer on death.

Telephone and TIAA-CREF Web Center Transactions. The funds are not liable for losses from unauthorized telephone and TIAA-CREF Web Center transactions so long as we follow reasonable procedures designed to verify the identity of the person effecting the transaction. We therefore take the following precautions to ensure your instructions are genuine: we require the use of personal identification numbers, codes, and other procedures designed to reasonably confirm that instructions given by telephone or through TIAA-CREF’s Web Center are genuine. We also tape record telephone instructions and provide written confirmations. We accept all telephone instructions we reasonably believe are genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them.

If you do not want to be able to effect transactions over the telephone, call us for instructions.

Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your account to government regulators.

Advice About Your Account. Representatives of TPIS or TIAA-CREF Individual & Institutional Services, LLC (“Services”) may recommend that you buy fund shares. TPIS, a TIAA subsidiary, is considered the principal underwriter for the funds and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell fund shares. Neither TPIS nor Services receives commissions for these recommendations.

MARKET TIMING/EXCESSIVE TRADING POLICY

There are shareholders who may try to profit from transferring money back and forth among the funds, in an effort to “time” the market. As money is shifted

TIAA-CREF Mutual Funds   Prospectus | 61

in and out of the funds, they incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution if timers are able to take advantage of pricing inefficiencies. These risks are heightened in funds that are invested in foreign securities and thinly traded securities. The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, we will suspend the exchange privilege for a calendar year if you make more than 12 exchanges within a 12-month period for any Fund or Retail Class shares of any of the TIAA-CREF Institutional Mutual Funds, except the International Equity and High-Yield Bond Funds. For these funds, we will suspend the exchange privilege for a calendar year if you make more than 6 exchanges in a 12-month period. We also reserve the right to reject any purchase or exchange request that we regard as disruptive to the funds’ efficient portfolio management. A purchase or exchange request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor. We have the right to modify our market timing policy at any time without advance notice.

We also fair value price our international portfolio securities when necessary to assure that the fund prices accurately reflect the value of the portfolio securities held by the funds as of 4:00 p.m., thereby minimizing any potential stale price arbitrage by market timers.

The funds seek to apply market timing policies and procedures uniformly to all shareholders. No exceptions are made with respect to these policies and procedures. We make reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts.

The funds are not appropriate for market timing. You should not invest in the funds if you want to engage in market timing activity.

Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that the funds or their agents will be able to identify market timers or curtail their trading practices.

ELECTRONIC PROSPECTUSES

If you received this prospectus electronically and would like a paper copy, please contact us and we will send one to you.

62   | Prospectus  TIAA-CREF Mutual Funds

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the funds’ financial performance for the past five years (or, if a fund has not been in operation for five years, since commencement of operations). Certain information reflects financial results for a single share of a fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in a fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, an independent registered public accounting firm. Their report appears in TIAA-CREF Mutual Funds’ Annual Report, which contains additional information about the funds. It is available without charge upon request.

TIAA-CREF Mutual Funds   Prospectus | 63

Financial Highlights | TIAA-CREF Mutual Funds	continued

	International Equity Fund

	Year ended	Year ended	Year ended	Year ended	Year ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000

SELECTED PER SHARE DATA
Net asset value, beginning of year	$ 9.24	$ 6.68	$ 8.07	$10.75	$16.08

Gain (loss) from investment operations:
Net investment income	0.16(a)	0.14(a)	0.11(a)	0.09	0.08
Net realized and unrealized gain (loss) on total investments	1.44	2.59	(1.38)	(2.70)	(3.32)

Total gain (loss) from investment operations	1.60	2.73	(1.27)	(2.61)	(3.24)

Less distributions from:
Net investment income	(0.17)	(0.17)	(0.12)	(0.07)	(0.08)
In excess of net investment income	—	—	—	—	(0.01)
Net realized gains	—	—	—	—	(2.00)

Total distributions	(0.17)	(0.17)	(0.12)	(0.07)	(2.09)

Net asset value, end of year	$10.67	$ 9.24	$ 6.68	$ 8.07	$10.75

TOTAL RETURN	17.37%	40.86%	(15.73)%	(24.29)%	(19.99)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$361,648	$286,770	$218,794	$259,492	$270,431
Ratio of expenses to average net assets before expense waiver	N/A	N/A	0.88%(b)	0.99%	0.99%
Ratio of expenses to average net assets after expense waiver	0.49%	0.49%	0.49%	0.49%	0.49%
Ratio of net investment income to average net assets	1.69%	1.96%	1.47%	1.10%	0.49%
Portfolio turnover rate	154.07%	162.13%	77.61%	113.03%	138.33%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 1, 2002.

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Financial Highlights | TIAA-CREF Mutual Funds	continued

	Growth Equity Fund

	Year ended	Year ended	Year ended	Year ended	Year ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000

SELECTED PER SHARE DATA
Net asset value, beginning of year	$ 8.70	$ 6.84	$ 9.85	$12.87	$17.19

Gain (loss) from investment operations:
Net investment income	0.07(a)	0.06(a)	0.03(a)	0.02	—
Net realized and unrealized gain (loss) on total investments	0.47	1.86	(3.00)	(2.98)	(3.47)

Total gain (loss) from investment operations	0.54	1.92	(2.97)	(2.96)	(3.47)

Less distributions from:
Net investment income	(0.07)	(0.06)	(0.04)	—	—
Net realized gains	—	—	—	(0.06)	(0.85)

Total distributions	(0.07)	(0.06)	(0.04)	(0.06)	(0.85)

Net asset value, end of year	$ 9.17	$ 8.70	$ 6.84	$ 9.85	$12.87

TOTAL RETURN	6.16%	28.06%	(30.12)%	(23.02)%	(20.29)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$567,073	$549,884	$421,906	$653,169	$785,761
Ratio of expenses to average net assets before expense waiver	N/A	N/A	0.85%(b)	0.95%	0.95%
Ratio of expenses to average net assets after expense waiver	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of net investment income to average net assets	0.76%	0.72%	0.40%	0.15%	0.00%
Portfolio turnover rate	64.96%	72.50%	49.53%	38.39%	42.07%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 1, 2002.

TIAA-CREF Mutual Funds   Prospectus | 65

Financial Highlights | TIAA-CREF Mutual Funds	continued

	Growth & Income Fund

	Year ended	Year ended	Year ended	Year ended	Year ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000

SELECTED PER SHARE DATA
Net asset value, beginning of year	$11.30	$ 9.09	$12.07	$14.05	$15.93

Gain (loss) from investment operations:
Net investment income	0.17(a)	0.12(a)	0.10(a)	0.10	0.11
Net realized and unrealized gain (loss) on total investments	0.90	2.21	(2.98)	(1.98)	(1.27)

Total gain (loss) from investment operations	1.07	2.33	(2.88)	(1.88)	(1.16)

Less distributions from:
Net investment income	(0.17)	(0.12)	(0.10)	(0.10)	(0.11)
Net realized gains	—	—	—	—	(0.61)

Total distributions	(0.17)	(0.12)	(0.10)	(0.10)	(0.72)

Net asset value, end of year	$12.20	$11.30	$ 9.09	$12.07	$14.05

TOTAL RETURN	9.55%	25.83%	(23.86)%	(13.37)%	(7.33)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$538,266	$551,444	$496,843	$637,632	$665,956
Ratio of expenses to average net assets before expense waiver	N/A	N/A	0.82%(b)	0.93%	0.93%
Ratio of expenses to average net assets after expense waiver	0.43%	0.43%	0.43%	0.43%	0.43%
Ratio of net investment income to average net assets	1.48%	1.21%	0.99%	0.84%	0.72%
Portfolio turnover rate	75.37%	141.39%	112.13%	70.41%	21.41%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 1, 2002.

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Financial Highlights | TIAA-CREF Mutual Funds	continued

	Managed Allocation Fund

	Year ended	Year ended	Year ended	Year ended	Year ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000

SELECTED PER SHARE DATA
Net asset value, beginning of year	$10.41	$ 8.87	$10.50	$12.20	$13.59

Gain (loss) from investment operations:
Net investment income	0.26(a)	0.25(a)	0.26(a)	0.37	0.37
Net realized and unrealized gain (loss) on total investments	0.84	1.72	(1.52)	(1.41)	(1.03)

Total gain (loss) from investment operations	1.10	1.97	(1.26)	(1.04)	(0.66)

Less distributions from:
Net investment income	(0.38)	(0.43)	(0.34)	(0.28)	(0.37)
Net realized gains	—	—	(0.03)	(0.38)	(0.36)

Total distributions	(0.38)	(0.43)	(0.37)	(0.66)	(0.73)

Net asset value, end of year	$11.13	$10.41	$ 8.87	$10.50	$12.20

TOTAL RETURN	10.70%	22.45%	(12.09)%	(8.52)%	(4.99)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$497,145	$397,992	$287,473	$319,244	$330,814
Ratio of expenses to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income to average net assets	2.46%	2.56%	2.68%	3.34%	2.87%
Portfolio turnover rate	10.43%	37.26%	11.93%	2.97%	0.71%

(a)	Based on average shares outstanding.

TIAA-CREF Mutual Funds   Prospectus | 67

Financial Highlights | TIAA-CREF Mutual Funds	continued

	Bond Plus Fund

	Year ended	Year ended	Year ended	Year ended	Year ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000

SELECTED PER SHARE DATA
Net asset value, beginning of year	$10.32	$10.52	$10.18	$10.09	$ 9.63

Gain from investment operations:
Net investment income	0.40(a)	0.40(a)	0.53(a)	0.59	0.62
Net realized and unrealized gain on total investments	0.04	0.05	0.51	0.22	0.46

Total gain from investment operations	0.44	0.45	1.04	0.81	1.08

Less distributions from:
Net investment income	(0.40)	(0.40)	(0.52)	(0.59)	(0.62)
Net realized gains	(0.03)	(0.25)	(0.18)	(0.13)	—

Total distributions	(0.43)	(0.65)	(0.70)	(0.72)	(0.62)

Net asset value, end of year	$10.33	$10.32	$10.52	$10.18	$10.09

TOTAL RETURN	4.29%	4.38%	10.50%	8.14%	11.68%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$469,009	$426,440	$370,654	$284,865	$232,617
Ratio of expenses to average net assets before expense waiver	N/A	N/A	0.67%(b)	0.80%	0.80%
Ratio of expenses to average net assets after expense waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	3.87%	3.78%	5.10%	5.72%	6.41%
Portfolio turnover rate	103.68%	139.58%	243.70%	233.89%	313.29%(c)

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 1, 2002.
(c)	During 2000, the Bond Plus Fund began structuring dollar roll transactions as financing transactions. Had these transactions been treated for the entire year as purchases and sales, rather than as financing transactions, the portfolio turnover rate for the year ended December 31, 2000, would have been 472.03%.

68   | Prospectus  TIAA-CREF Mutual Funds

Financial Highlights | TIAA-CREF Mutual Funds	continued

	Money Market Fund

	Year ended	Year ended	Year ended	Year ended	Year ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000

SELECTED PER SHARE DATA
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Gain from investment operations:
Net investment income	0.01(a)	0.01(a)	0.02(a)	0.04	0.06

Total gain from investment operations	0.01	0.01	0.02	0.04	0.06

Less distributions from:
Net investment income	(0.01)	(0.01)	(0.02)	(0.04)	(0.06)

Total distributions	(0.01)	(0.01)	(0.02)	(0.04)	(0.06)

Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

TOTAL RETURN	1.13%	0.93%	1.64%	4.08%	6.33%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$600,695	$622,233	$696,452	$760,268	$612,046
Ratio of expenses to average net assets before expense waiver	N/A	N/A	0.67%(b)	0.79%	0.79%
Ratio of expenses to average net assets after expense waiver	0.29%	0.29%	0.29%	0.29%	0.29%
Ratio of net investment income to average net assets	1.11%	0.93%	1.62%	3.94%	6.18%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 1, 2002.

TIAA-CREF Mutual Funds   Prospectus | 69

Financial Highlights | TIAA-CREF Mutual Funds	continued

	Tax-Exempt Bond Fund

					For the Period
					April 3, 2000
					(effective date of SEC
	Year ended	Year ended	Year ended	Year ended	registration) to
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(b)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.92	$10.92	$10.38	$10.46	$10.11

Gain from investment operations:
Net investment income	0.39(a)	0.42(a)	0.44(a)	0.47	0.40
Net realized and unrealized gain on total investments	0.09	0.21	0.65	0.04	0.37

Total gain from investment operations	0.48	0.63	1.09	0.51	0.77

Less distributions from:
Net investment income	(0.38)	(0.42)	(0.43)	(0.47)	(0.38)
Net realized gains	(0.09)	(0.21)	(0.12)	(0.12)	(0.04)

Total distributions	(0.47)	(0.63)	(0.55)	(0.59)	(0.42)

Net asset value, end of period	$10.93	$10.92	$10.92	$10.38	$10.46

TOTAL RETURN	4.55%	5.87%	10.70%	5.00%	7.75%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$194,665	$168,380	$146,496	$73,674	$38,928
Ratio of expenses to average net assets before expense waiver	N/A	N/A	0.64%(c)	0.80%	0.67%
Ratio of expenses to average net assets after expense waiver	0.30%	0.30%	0.30%	0.30%	0.22%
Ratio of net investment income to average net assets	3.54%	3.79%	4.06%	4.48%	3.91%
Portfolio turnover rate	57.38%	156.76%	264.02%	298.08%	147.60%

(a)	Based on average shares outstanding.
(b)	The percentages shown for this period are not annualized.
(c)	Waiver was eliminated effective October 1, 2002.

70   | Prospectus  TIAA-CREF Mutual Funds

Financial Highlights | TIAA-CREF Mutual Funds	continued

	High-Yield Bond Fund

					For the Period
					April 3, 2000
					(effective date of SEC
	Year ended	Year ended	Year ended	Year ended	registration) to
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000 (b)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$ 9.32	$ 8.20	$ 8.94	$ 9.41	$9.80

Gain (loss) from investment operations:
Net investment income	0.66(a)	0.72(a)	0.78(a)	0.93	0.65
Net realized and unrealized gain (loss) on total investments	0.16	1.12	(0.75)	(0.47)	(0.32)

Total gain from investment operations	0.82	1.84	0.03	0.46	0.33

Less distributions from:
Net investment income	(0.66)	(0.72)	(0.77)	(0.93)	(0.72)

Total distributions	(0.66)	(0.72)	(0.77)	(0.93)	(0.72)

Net asset value, end of period	$ 9.48	$ 9.32	$ 8.20	$ 8.94	$9.41

TOTAL RETURN	9.16%	23.24%	0.46%	4.89%	3.30%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$279,276	$228,324	$103,939	$92,217	$63,897
Ratio of expenses to average net assets before expense waiver	N/A	N/A	0.72%(c)	0.84%	0.70%
Ratio of expenses to average net assets after expense waiver	0.34%	0.34%	0.34%	0.34%	0.25%
Ratio of net investment income to average net assets	7.14%	8.13%	9.17%	9.97%	6.66%
Portfolio turnover rate	41.81%	42.04%	74.43%	75.44%	58.14%

(a)	Based on average shares outstanding.
(b)	The percentages shown for this period are not annualized.
(c)	Waiver was eliminated effective October 1, 2002.

TIAA-CREF Mutual Funds   Prospectus | 71

Financial Highlights | TIAA-CREF Mutual Funds	continued

	Short-Term Bond Fund

					For the Period
					April 3, 2000
					(effective date of SEC
	Year ended	Year ended	Year ended	Year ended	registration) to
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(b)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.69	$10.76	$10.48	$10.23	$10.01

Gain (loss) from investment operations:
Net investment income	0.31(a)	0.32(a)	0.46(a)	0.57	0.45
Net realized and unrealized gain (loss) on total investments	(0.13)	0.05	0.33	0.34	0.32

Total gain from investment operations	0.18	0.37	0.79	0.91	0.77

Less distributions from:
Net investment income	(0.30)	(0.32)	(0.45)	(0.57)	(0.49)
In excess of net investment income	—	—	—	—	(0.01)
Net realized gains	(0.02)	(0.12)	(0.06)	(0.09)	(0.05)

Total distributions	(0.32)	(0.44)	(0.51)	(0.66)	(0.55)

Net asset value, end of period	$10.55	$10.69	$10.76	$10.48	$10.23

TOTAL RETURN	1.73%	3.51%	7.81%	9.10%	7.84%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$239,108	$211,083	$149,001	$61,314	$ 29,839
Ratio of expenses to average net assets before expense waiver	N/A	N/A	0.63%(c)	0.80%	0.67%
Ratio of expenses to average net assets after expense waiver	0.30%	0.30%	0.30%	0.30%	0.22%
Ratio of net investment income to average net assets	2.87%	3.00%	4.32%	5.36%	4.47%
Portfolio turnover rate	117.87%	176.43%	157.26%	132.21%	402.87%

(a)	Based on average shares outstanding.
(b)	The percentages shown for this period are not annualized.
(c)	Waiver was eliminated effective October 1, 2002.

72   | Prospectus  TIAA-CREF Mutual Funds

Financial Highlights | TIAA-CREF Mutual Funds	continued

	Social Choice Equity Fund

					For the Period
					April 3, 2000
					(effective date of SEC
	Year ended	Year ended	Year ended	Year ended	registration) to
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(b)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$ 8.28	$ 6.47	$ 8.28	$ 9.57	$10.66

Gain (loss) from investment operations:
Net investment income	0.14(a)	0.10(a)	0.10(a)	0.07	0.07
Net realized and unrealized gain (loss) on total investments	0.89	1.83	(1.82)	(1.29)	(1.07)

Total gain (loss) from investment operations	1.03	1.93	(1.72)	(1.22)	(1.00)

Less distributions from:
Net investment income	(0.12)	(0.12)	(0.09)	(0.06)	(0.07)
Net realized gains	—	—	—	(0.01)	(0.02)

Total distributions	(0.12)	(0.12)	(0.09)	(0.07)	(0.09)

Net asset value, end of period	$ 9.19	$ 8.28	$ 6.47	$ 8.28	$ 9.57

TOTAL RETURN	12.46%	29.87%	(20.71)%	(12.75)%	(9.40)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$119,083	$70,192	$67,731	$65,793	$38,812
Ratio of expenses to average net assets before expense waiver	N/A	N/A	0.65%(c)	0.77%	0.65%
Ratio of expenses to average net assets after expense waiver	0.27%	0.27%	0.27%	0.27%	0.20%
Ratio of net investment income to average net assets	1.70%	1.46%	1.33%	1.09%	0.73%
Portfolio turnover rate	6.17%	11.33%	29.15%	5.96%	4.76%

(a)	Based on average shares outstanding.
(b)	The percentages shown for this period are not annualized.
(c)	Waiver was eliminated effective October 1, 2002.

TIAA-CREF Mutual Funds   Prospectus | 73

Financial Highlights | TIAA-CREF Mutual Funds	continued

	Equity Index Fund

					For the Period
					April 3, 2000
					(effective date of SEC
	Year ended	Year ended	Year ended	Year ended	registration) to
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(b)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$ 7.90	$ 6.23	$ 8.05	$ 9.19	$10.43

Gain (loss) from investment operations:
Net investment income	0.13(a)	0.10(a)	0.10(a)	0.07	0.07
Net realized and unrealized gain (loss) on total investments	0.79	1.81	(1.83)	(1.14)	(1.24)

Total gain (loss) from investment operations	0.92	1.91	(1.73)	(1.07)	(1.17)

Less distributions from:
Net investment income	(0.14)	(0.09)	(0.09)	(0.06)	(0.07)
Net realized gains	(0.09)	(0.15)	—	(0.01)	—

Total distributions	(0.23)	(0.24)	(0.09)	(0.07)	(0.07)

Net asset value, end of period	$ 8.59	$ 7.90	$ 6.23	$ 8.05	$ 9.19

TOTAL RETURN	11.68%	30.67%	(21.52)%	(11.62)%	(11.27)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$356,729	$338,188	$139,872	$97,686	$67,367
Ratio of expenses to average net assets before expense waiver	N/A	N/A	0.63%(c)	0.76%	0.64%
Ratio of expenses to average net assets after expense waiver	0.26%	0.26%	0.26%	0.26%	0.19%
Ratio of net investment income to average net assets	1.65%	1.49%	1.40%	1.12%	0.71%
Portfolio turnover rate	14.50%	17.34%	4.41%	6.06%	10.25%

(a)	Based on average shares outstanding.
(b)	The percentages shown for this period are not annualized.
(c)	Waiver was eliminated effective October 1, 2002.

74   | Prospectus  TIAA-CREF Mutual Funds

For more information about TIAA-CREF Mutual Funds

The following documents contain more information about the funds and are available free upon request:

Statement of Additional Information (“SAI”). The SAI contains more information about all aspects of the funds. A current SAI has been filed with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated in this prospectus by reference.

Annual and Semi-Annual Reports. The funds’ annual and semi-annual reports provide additional information about the funds’ investments. The annual report for the fiscal year ended December 31, 2004, contains a discussion of the market conditions and investment strategies that significantly affected each fund’s existing performance during the last fiscal year.

Requesting Documents. You can request a copy of the SAI or these reports, or contact us for any other purpose, in any of the following ways:

By telephone:
Call 800-223-1200

In writing:
TIAA-CREF Mutual Funds
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009

Over the Internet:
www.tiaa-cref.org

Information about TIAA-CREF Mutual Funds (including the SAI) can be reviewed and copied at the SEC’s public reference room (202-942-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

To lower costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the TIAA-CREF Mutual Funds prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call or write us.

Important Information about
Procedures for Opening a New Account

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth, Social Security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to open an account or effect any transactions for you.

811-08055 A10852-05/05

How to Reach Us

TIAA-CREF Web Center
Account performance, personal account
information and transactions, product
descriptions, and information about
investment choices and income options
www.tiaa-cref.org
24 hours a day, 7 days a week

Automated Telephone Service
Check account performance and accumulation
balances, change allocations, transfer funds
and verify credited premiums
(800) 842-2252
24 hours a day, 7 days a week

Telephone Counseling Center
Retirement saving and planning,
income options and payments,
and tax reporting
(800) 842-2776
8 a.m. to 10 p.m. ET, Monday–Friday
9 a.m. to 6 p.m. ET, Saturday

Planning and Service Center
TIAA-CREF Mutual Funds, after-tax
annuities and life insurance
(800) 223-1200
8 a.m. to 10 p.m. ET, Monday–Friday

For Hearing- or Speech-Impaired
Participants
(800) 842-2755
8 a.m. to 10 p.m. ET, Monday–Friday
9 a.m. to 6 p.m. ET, Saturday

TIAA-CREF Trust Company, FSB
Investment management, trust administration,
estate planning, planned giving and
endowment management
(888) 842-9001
8 a.m. to 5 p.m. CT, Monday–Friday

TIAA-CREF Tuition Financing, Inc.
Tuition financing programs
(888) 381-8283
8 a.m. to 11 p.m. ET, Monday–Friday

©2005 Teachers Insurance and Annuity Association–College Retirement Equities Fund (TIAA-CREF), New York, NY 10017
Printed on recycled paper	533637 A10876 05/05

STATEMENT OF ADDITIONAL INFORMATION

TIAA-CREF MUTUAL FUNDS

MAY 1, 2005

This Statement of Additional Information (“SAI”) tells you about investing in the TIAA-CREF Mutual Funds and contains information that you should consider before investing. It is not a prospectus, although it should be read carefully in conjunction with the funds’ prospectus dated May 1, 2005 (the “Prospectus”), which may be obtained by writing us at TIAA-CREF Mutual Funds, c/o Boston Financial Data Services, P.O. Box 9081, Boston, MA 02266 or by calling 800-223-1200. Terms used in the Prospectus are incorporated in this SAI. The audited financial statements of the funds are incorporated herein by reference to the funds’ annual report for the year ended December 31, 2004, which has been filed with the Securities and Exchange Commission (“SEC”) as part of Form N-CSR.

Table of Contents

B-2	Investment Objectives, Policies, and Restrictions
B-2	Fundamental Policies
B-3	Investment Policies and Risk Considerations
B-16	Disclosure of Portfolio Holdings
B-18	Management of the TIAA-CREF Mutual Funds
B-18	TIAA-CREF Mutual Funds’ Trustees and Officers
B-20	Equity Ownership of TIAA-CREF Mutual Funds’ Trustees
B-20	Trustee Compensation
B-21	Board Committees
B-21	Responsibilities of the Board
B-24	Proxy Voting Policies
B-24	Principal Holders of Securities
B-24	Investment Advisory and Other Services
B-25	Information About the Funds — Portfolio Management Teams
B-28	About the TIAA-CREF Mutual Funds and the Shares
B-28	Indemnification of Shareholders
B-28	Indemnification of Trustees
B-28	Limitation of Fund Liability
B-28	Shareholder Meetings and Voting Rights
B-29	Additional Portfolios
B-29	Dividends and Distributions
B-29	Pricing of Shares
B-29	Investments for Which Market Quotations Are Readily Available
B-29	Foreign Investments
B-29	Debt Securities
B-29	Special Valuation Procedures for the Money Market Fund
B-30	Options and Futures
B-30	Investments for Which Market Quotations Are Not Readily Available
B-30	Tax Status
B-35	Brokerage Allocation
B-36	Directed Brokerage
B-36	Underwriters
B-36	Voting Rights
B-36	Legal Matters
B-37	Experts
B-37	Additional Information
B-37	Financial Statements
B-38	Appendix A: TIAA-CREF Policy Statement on Corporate Governance

INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS

The following information is intended to supplement the descriptions of the investment objective of each of the eleven investment funds in the TIAA-CREF Mutual Funds’ Prospectus. Under the Investment Company Act of 1940 (the “1940 Act”), any fundamental policy of a fund may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that fund. However, the funds’ investment objectives, policies and strategies described in the Prospectus, as well as the investment restrictions contained in “Investment Policies and Risk Considerations” below, may be changed by the TIAA-CREF Mutual Funds’ Board of Trustees at any time. Each investment fund other than the Managed Allocation Fund will operate as a “diversified company” within the meaning of the 1940 Act.

Unless stated otherwise, each of the following investment policies and risk considerations apply to each fund.

FUNDAMENTAL POLICIES

The following restrictions are fundamental policies of each fund:
1.	The fund will not issue senior securities except as SEC regulations permit;

2.	The fund will not borrow money, except: (a) each fund may purchase securities on margin, as described in restriction 7 below; and (b) from banks (only in amounts not in excess of 33 1/3 percent of the market value of that fund’s assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5 percent of that fund’s total assets taken at market value at the time of borrowing). Money may be temporarily obtained through bank borrowing, rather than through the sale of portfolio securities, when such borrowing appears more attractive for a fund;

3.	The fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio;

4.	The fund will not purchase real estate or mortgages directly;

5.	The fund will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein;

6.	The fund will not purchase any security on margin except that the fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

The following is a fundamental policy of each fund other than the Equity Index Fund, the Social Choice Equity Fund, the Short-Term Bond Fund, the High-Yield Bond Fund and the Tax-Exempt Bond Fund:

7.	The fund will not make loans, except: (a) that a fund may make loans of portfolio securities not exceeding 33 1/3 percent of the value of its total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least 100 percent of the market value of the loaned securities, as reviewed daily; (b) loans through entry into repurchase agreements; (c) privately-placed debt securities may be purchased; or (d) participation interests in loans, and similar investments, may be purchased.

The following is a fundamental policy of the Equity Index Fund, the Social Choice Equity Fund, the Short-Term Bond Fund, the High-Yield Bond Fund and the Tax-Exempt Bond Fund:

8.	The Fund will not lend any security or make any other loan if, as a result, more than 33 1/3 percent of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.

The following restriction is a fundamental policy of each fund other than the Managed Allocation Fund:

B-2   | Statement of Additional Information  TIAA-CREF Mutual Funds

9.	The fund will not, with respect to at least 75 percent of the value of its total assets, invest more than 5 percent of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or hold more than 10 percent of the outstanding voting securities of any one issuer.

The following restriction is a fundamental policy of each fund other than the Managed Allocation Fund and the Money Market Fund.

10.	The fund will not invest in an industry if after giving effect to that investment that fund’s holding in that industry would exceed 25 percent of its total assets.

The following restriction is a fundamental policy of the Money Market Fund:

11.	The fund may invest more than 25 percent of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; the fund will not otherwise invest in an industry if after giving effect to that investment the fund’s holding in that industry would exceed 25 percent of its total assets.

The following restrictions are fundamental policies of the Managed Allocation Fund:

12.	The Managed Allocation Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the TIAA-CREF Mutual Funds, government securities, or short-term securities.

13.	The Managed Allocation Fund will concentrate in the mutual fund industry. Accordingly, it may invest up to 100 percent of its assets in securities issued by mutual funds and other investment companies.

The following restriction is a fundamental policy of the Tax-Exempt Bond Fund:

14.	The fund may invest more than 25 percent of its assets in tax-exempt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by a state or local government or a political subdivision of any of the foregoing; the fund will not otherwise invest in an industry if after giving effect to that investment the fund’s holding in that industry would exceed 25 percent of its total assets.

15.	Under normal market conditions, the fund will invest at least 80 percent of its assets in tax-exempt bonds, a type of municipal security, the interest on which is exempt from federal income tax, including federal alternative minimum tax.

The following policies and restrictions are non-fundamental policies of the funds. These restrictions may be changed without the approval of the shareholders in the affected fund. No fund other than the Managed Allocation Fund will:

1.	Invest more than 5 percent of its assets in the securities of any single investment company or more than 10 percent of its assets in the securities of other investment companies in the aggregate; or

2.	Hold more than 3 percent of the total outstanding voting stock of any single investment company

INVESTMENT POLICIES AND RISK CONSIDERATIONS

Non-Equity Investments of the Equity Funds. The equity funds can, in addition to stocks, hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts or rights. These investments will be similar to those in the first segment of the Bond Plus Fund. Pending more permanent investments or to use cash balances effectively, these funds can hold the same types of money market instruments the Money Market Fund invests in (as described in the Prospectus), as well as other short-term instruments. These other instruments are the same type of instruments the Money Market Fund holds, but they have longer maturities than the instruments allowed in the Money Market Fund, or else they do not meet the requirements for “First Tier Securities” (see the Prospectus).

When market conditions warrant, the equity funds can invest directly in debt securities similar to those in the first segment of the Bond Plus Fund (see the Prospectus). The equity funds can also hold debt securities that they acquire because of mergers, recapitalizations or otherwise.

Equity-type Investments of the Fixed Income Funds. The fixed-income funds can invest in debentures with detachable warrants and common stock received upon exercise of such warrants, upon conversion of convertible debentures, or otherwise in exchange for securities already held by a fund.

Borrowing and Lending Among Affiliates. A number of TIAA-CREF Mutual Funds participate in an unsecured revolving credit facility, to be used for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities. Certain Accounts or Funds of the College Retirement Equities Fund, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1, each of which is managed by Teachers Advisors, Inc. (“Advisors”), the investment adviser for the TIAA-CREF Mutual Funds, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating funds. Interest associated with any borrowing under the facility will be charged to the borrowing funds at rates that are based on the Federal Funds Rate in effect during the time of the borrowing.

If a fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a fund to special risks, including greater fluctuations in net asset value in response to market changes.

Federally Taxable Securities. Under normal conditions, the Tax-Exempt Bond Fund intends to invest only in federally tax-exempt securities. However, we may invest on a temporary basis in securities that are federally taxable. In that case, the investments would be limited to securities that we determine to be high quality, such as those issued or guaranteed by the U.S. Government.

Illiquid Securities. Each fund can invest up to 15 percent of its assets (10 percent for the Money Market Fund) in investments that may not be readily marketable. It may be difficult to sell these investments for their fair market value.

Lower-Quality Municipal Securities. Because the market for certain municipal securities is thin, we may encounter difficulties in disposing of lower-quality securities. At our option, we

TIAA-CREF Mutual Funds  Statement of Additional Information | B-3

may pursue litigation or other remedies in order to protect the fund’s interests.

Municipal Market Disruption Risk. The value of municipal securities may be adversely affected by legal uncertainties regarding legislative proposals involving the taxation of municipal securities or rights of securities holders in the event of bankruptcy. From time to time, these uncertainties may affect the municipal securities market or certain parts thereof, having a significant impact on the prices of securities in the Tax-Exempt Bond Fund.

Preferred Stock. The funds can invest in preferred stock consistent with their investment objectives.

Options and Futures. Each of the funds may engage in options and futures strategies to the extent permitted by the SEC and Commodity Futures Trading Commission (“CFTC”). We do not intend for any fund to use options and futures strategies in a speculative manner but rather we would use them primarily as hedging techniques or for cash management purposes.

Although the Managed Allocation Fund cannot directly invest in options and futures, it may, through investments in other funds, indirectly make such investments.

Option-related activities could include: (1) selling of covered call option contracts, and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) buying covered put option contracts, and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and each fund may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

A call option is a short-term contract (generally for nine months or less) which gives the purchaser of the option the right, but not the obligation, to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

A fund may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by the fund, the fund will realize a profit or loss on the transaction.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case the option would expire worthless and the entire premium would be lost.

A fund may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that it had previously bought on the security. Depending on the premiums of the put options bought and sold, the fund would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on futures of groups of securities such as the Standard & Poor’s 500 Stock Index and the New York Stock Exchange Composite Index. The selling of calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of a fund’s portfolio of securities. To the extent that a fund’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before a fund deals in any option.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

To the extent permitted by applicable regulatory authorities, each fund may purchase and sell futures contracts on securities or other instruments, or on groups or indexes of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of a fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains respectively on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

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A futures contract on an investment is a binding contractual commitment that, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract—assuming a “long” position—a fund legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract—assuming a “short” position—it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a fund usually will be liquidated in this manner, a fund may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of each fund with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, a fund may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, a fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, a fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by a fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit in a custodial account an amount of cash, United States Treasury securities, or other permissible assets equal to approximately 5 percent of the contract amount. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when a fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where a fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the fund may elect to close the position by taking an opposite position that will operate to terminate the fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain.

There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. Each fund will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in our judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of each fund’s portfolio securities or instruments sought to be hedged.

Successful use of futures contracts for hedging purposes also is subject to the user’s ability to predict correctly movements in the direction of the market. For example, it is possible that, where a fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the fund’s portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, we believe that over time the value of a fund’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if a fund has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the

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futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors, the investment advisor for TIAA-CREF Mutual Funds, still may not result in a successful hedging transaction over a very short time period.

Each fund may also use futures contracts and options on futures contracts to manage its cash flow more effectively. To the extent that a fund enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions that permit the funds to claim an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act. The funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the regulations thereunder, and therefore, are not subject to registration as commodity pool operators. Thus, pursuant to CFTC Rule 4.5, the aggregate initial margin and premiums required to establish non-hedging positions in commodity futures or commodity options contracts may not exceed 5 percent of the liquidation value of the fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the in-the-money amount of an option that is in-the-money when purchased may be excluded in computing such 5 percent).

Options and futures transactions may increase a fund’s transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

Investment Companies. Each fund other than the Managed Allocation Fund can invest up to 5 percent of its assets in any single investment company and up to 10 percent of its assets in all other investment companies in the aggregate. However, no fund other than the Managed Allocation Fund can hold more than 3 percent of the total outstanding voting stock of any single investment company. The Managed Allocation Fund, however, can invest all of its assets in the securities of other TIAA-CREF Mutual Funds or other affiliated funds.

Firm Commitment Agreements and Purchase of “When-Issued” Securities. Each fund can enter into firm commitment agreements for the purchase of securities on a specified future date. When a fund enters into a firm commitment agreement, liability for the purchase price—and the rights and risks of ownership of the securities—accrues to the fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the fund is obligated to purchase such securities, it will be required to segregate assets. See below, “Segregated Accounts.”

Lending of Securities. Subject to investment restrictions 7(a) and 8 on page B-2 (relating to loans of portfolio securities), each fund may lend its securities to brokers and dealers that are not affiliated with TIAA, are registered with the SEC and are members of the NASD, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, a fund will receive as collateral cash, securities issued or guaranteed by the United States Government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102 percent of the current market value of the loaned securities, or such lesser percentage as may be permitted by the SEC (not to fall below 100 percent of the market value of the loaned securities), as reviewed daily. By lending its securities, a fund will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the fund by the borrower of the securities. Such loans will be terminable by the fund at any time and will not be made to affiliates of TIAA. The fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The fund may pay reasonable fees to persons unaffiliated with the fund for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

Repurchase Agreements. Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the fund entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the fund’s seller to deposit with the fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each fund will enter into repurchase agreements only with member banks of the Federal Reserve System, or with primary dealers in United States Government securities or their wholly owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

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Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the fund entering into the agreement may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the fund entering into the agreement would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the fund; in such event the fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

For the Tax-Exempt Bond Fund, income earned during the term of a repurchase agreement may not be tax-exempt.

Swap Transactions. Each fund may, to the extent permitted by the SEC, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve “swapping” a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into a swap transaction, a fund may be able to protect the value of a portion of its portfolio against declines in market value. Each fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. A fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the fund. However, there can be no assurance that the return a fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While a fund will only enter into swap transactions with counterparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, the fund entering into the agreement would be limited to the agreement’s contractual remedies. There can be no assurance that a fund will succeed when pursuing its contractual remedies. To minimize a fund’s exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the fund’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the fund’s custodian. To the extent a fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the fund’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See “Segregated Accounts,” below.

Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments. See the Prospectus for more information.

To the extent that there is an imperfect correlation between the return a fund is obligated to swap and securities or instruments representing such return, the value of the swap transaction may be adversely affected. No fund therefore will enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of any fund to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the fund.

Segregated Accounts. In connection with when-issued securities, firm commitment agreements, and certain other transactions in which a fund incurs an obligation to make payments in the future, a fund may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets can consist of liquid assets, including equity or other securities, or other instruments such as cash, United States Government securities or other securities as may be permitted by law.

DEBT INSTRUMENTS GENERALLY

A debt instrument held by a fund will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments in a fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur.

Ratings as Investment Criteria. Nationally recognized statistical rating organization (“NRSRO”) ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by Advisors as initial criteria for the selection of portfolio securities on behalf of the funds, Advisors also relies upon its own analysis to evaluate potential investments. Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Although neither event will require the sale of the securities by a fund, other than the Money Market Fund, Advisors will consider the event in its determination of whether the fund should continue to hold the securities. In the event the rating of a security held by the Money Market Fund falls below the minimum acceptable rat-

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ing or the issuer of the security defaults, the Money Market Fund will dispose of the security as soon as practicable, unless the Board of Trustees determines that disposal of the security would not be in the best interests of the Money Market Fund. To the extent that a NRSRO’s ratings change as a result of a change in the NRSRO or its rating system, the funds will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

Certain Investment Grade Debt Securities. Although securities rated BBB by Standard & Poor’s Corporation (“S&P” or “Standard & Poor’s”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Ba by Moody’s are considered medium-grade obligations that have speculative characteristics.

U.S. Government Debt Securities. Each of the funds may invest in U.S. Government securities. These include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Import-Export Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only supported by the credit of the issuing agency or instrumentality (e.g., FNMAs). Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, or its securities, a fund only invests in U.S. Government securities when Advisors determines that the credit risk associated with the obligation is suitable for the fund.

Custody Receipts. Each of the funds may also acquire U.S. Government securities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain U.S. Government securities. For certain securities law purposes, custody receipts are not considered U.S. Government securities.

Lower-Rated, Lower Quality Debt Instruments. Up to 100 percent of the assets of the High-Yield Bond Fund; 20 percent of the assets of the Tax-Exempt Bond Fund, 15 percent of the assets of the Short-Term Bond Fund; 25 percent of the assets of the Bond Plus Fund; and 5 percent of the assets of the International Equity Fund, Growth Equity Fund, Social Choice Equity Fund, and the Equity Index Fund may be invested in debt instruments that are unrated or are rated lower than the four highest rating categories assigned by Moody’s or Standard & Poor’s. Up to 10 percent of the total assets of the High-Yield Bond Fund may be invested in debt instruments that are rated Caa1 or lower. Furthermore, debt instruments that are rated in the four highest categories assigned by Moody’s or Standard & Poor’s (i.e., investment grade debt instruments), and especially those which are unrated or are rated lower than the four highest categories by such rating organizations may, after purchase by a fund, have their ratings lowered due to the deterioration of the issuer’s financial position. Advisors may determine that an unrated security is of comparable quality to securities with a particular rating. Such unrated securities are treated as if they carried the rating of securities with which Advisors compares them.

Risks of Lower-Rated, Lower Quality Debt Instruments. Lower-rated debt securities (i.e., those rated Ba or lower by Moody’s or BB or lower by Standard & Poor’s) are considered, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities and Advisors’ success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a fund invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the fund’s net asset value. In addition, a fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Although some risk is inherent in all securities ownership, holders of debt securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in debt securities generally entails less risk than an investment in common stock of the same issuer.

Lower-rated securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as a part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate

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developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Lower-rated securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from a fund. If a call were exercised by the issuer during a period of declining interest rates, the fund would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the fund.

A fund may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and TIAA-CREF Mutual Funds anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for TIAA-CREF Mutual Funds to obtain accurate market quotations for purposes of valuing a fund’s assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be valued by (or under the direction of) TIAA-CREF Mutual Fund’s Board of Trustees. This valuation is more difficult and judgment plays a greater role in such valuation when there is less reliable objective data available.

The market for lower-rated securities has not weathered a major economic recession, and it is not known how one might affect that market. It is likely, however, that any such recession could severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

The Funds, other than the Money Market Fund, may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. These funds may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities. These funds also may acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. TIAA-CREF Mutual Funds has no arrangement with any person concerning the acquisition of such securities, and Advisors will carefully review the credit and other characteristics pertinent to such new issues.

Zero Coupon Bonds. The funds may invest in zero coupon bonds. Zero coupon bonds generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although each of these funds will receive no payments on its zero coupon bonds prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends to shareholders each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the fund otherwise would not have done so. To the extent the funds are required to liquidate thinly traded securities, they may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by the funds to pay distributions, each of the funds will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

Floating and Variable Rate Instruments. The funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed rate securities to interest rate changes and to have higher yields when interest rates increase. However, during periods of rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates. The amount by which the rates paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed rate securities in response to extreme movements in interest rates.

Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality, redemption provisions and maturity.

Structured or Indexed Securities. The Bond Plus Fund, Short-Term Bond Fund, High-Yield Bond Fund, and Tax-Exempt Bond Fund (collectively, the “Bond Funds”) may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at matu-

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rity and, therefore, may result in a loss of the fund’s investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Mortgage-Backed and Asset-Backed Securities Generally. The Bond Funds may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage-related securities such as government stripped mortgage-related securities, adjustable rate mortgage-related securities and collateralized mortgage obligations. These are described below. The Bond Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations.

Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (“GNMA”), by government-related organizations, such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”), as well as by private issuers, such as commercial banks, savings and loan institutions and mortgage bankers.

The average maturity of pass-through pools of mortgage-related securities in which certain of the funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

Mortgage-related securities may be classified as private, government or government-related, depending on the issuer or guarantor. Private mortgage-related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage insurance companies. Government mortgage-related securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. Government-related mortgage-related securities are not backed by the full faith and credit of the United States. Issuers include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

Private, government or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. Advisors assesses new types of mortgage-related securities as they are developed and offered to determine their appropriateness for investment by the relevant Fund.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage security. The occurrence of mortgage prepayments is a function of several factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. A fund’s ability to maintain positions in such securities is affected by the reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed or asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity, although such other income-bearing securities may have a comparable risk of capital depreciation during periods of rising interest rates.

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Because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. Revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

Government Stripped Mortgage-Related Securities. The Bond Funds may invest in government stripped mortgage-related securities. These securities represent beneficial ownership interests in either period principal distributions (“principal-only”) or interest distributions (“interest-only”) on mortgage-backed certificates issued by the GNMA, FHLMC or FNMA. The certificates underlying the government stripped mortgage-related securities represent all or part of the beneficial interest in pools of mortgage loans.

Investing in government stripped mortgage-related securities involves all of the risks of investing in mortgage-backed securities and U.S. Government securities generally. In addition, the yields on these instruments are extremely sensitive to the prepayment experience of the mortgage loans making up the pool underlying the certificates. If a decline in the level of prevailing current interest rates results in a rate of principal prepayments that is higher than anticipated when the certificate was created, then distributions of principal will accelerate thereby reducing the yield to maturity of interest-only securities from that certificate and increasing the yield to maturity of principal-only securities from that certificate. Sufficiently high prepayment rates could result in a fund not recovering its investment in interest-only securities. Where a certificate represents only a part of the beneficial interest in a pool, the sensitivity of an interest-only security of that certificate to interest rate fluctuations, may be greater than of other interest-only securities derived from other certificates supported by the same underlying pool because of the particular character of the principal portion of the pool that the certificate represents.

Government stripped mortgage-related securities are currently traded over the counter in a market maintained by several investment banking firms. No one can be certain that a fund will be able to purchase or sell a government stripped mortgage-related security at any time in the future. The funds only purchase such securities if a secondary market exists for the securities at the time of purchase.

Adjustable Rate Mortgage-Related Securities. The Bond Funds may invest in adjustable rate mortgage-related securities. Adjustable rate mortgage-related securities (“ARMs”) have interest rates that reset at periodic intervals. Acquiring ARMs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which certificates are based. Such certificates generally have higher current yield and lower price fluctuations than is the case with more traditional fixed-income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than that at which they were previously invested. Mortgages underlying most ARMs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARM does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMs behave more like fixed-income securities and less like adjustable rate securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Collateralized Mortgage Obligations. The Bond Funds may invest in collateralized mortgage obligations (“CMOs”). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-backed securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over other classes with respect to the receipt of prepayments on the mortgages. Therefore, depending upon the type of CMO in which a fund invests, the investment is subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

Asset-Backed and Receivable-Backed Securities. The Bond Funds may invest in asset-backed and receivable-backed securities. To date, several types of asset-backed and receivable-backed securities have been offered to investors including those backed by home equity loans, manufacturing loans, credit card receivables and Certificates for Automobile Receivables (“CARs”). Consistent with each of these Funds’ investment objective and policies, these Funds may also invest in other types of asset-backed and receivable-backed securities.

Mortgage Rolls. The Bond Funds may enter into mortgage “rolls,” also known as dollar “rolls,” in which a fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the

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mortgage roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of mortgage rolls. The fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage rolls may depend upon Advisors’ ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage rolls can be successfully employed.

RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS

Advisors is responsible for determining the value and liquidity of investments held by each fund. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Money Market Fund will not purchase or otherwise acquire any investment, if as a result, more than 10 percent of its net assets (taken at current value) would be invested in illiquid investments. The other Funds will each not purchase or otherwise acquire any investment, if as a result, more than 15 percent of their net assets (taken at current value) would be invested in illiquid investments.

Illiquid investments include most repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and segregated assets used to cover such options), participation interests in loans, and certain restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933 (the “1933 Act”) or is exempt from registration under the 1933 Act.

The Funds may invest in restricted securities. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act and that are determined to be liquid by the TIAA-CREF’s Board of Trustees or by Advisors under board-approved procedures. Such guidelines would take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a fund’s holdings of those securities may become illiquid. Purchases by these funds of securities of foreign issuers offered and sold outside the United States in reliance upon the exemption from registration provided by Regulation S under the 1933 Act also may be liquid even though they are restricted for sale in the United States.

MUNICIPAL SECURITIES

The Tax-Exempt Bond Fund invests in “municipal securities.” The term “municipal securities” as used in the Prospectus and this SAI means debt obligations issued by, or on behalf of, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multi-state agencies or authorities, the interest from which debt obligations is, in the opinion of the issuer’s counsel, excluded from gross income for federal income tax purposes (but not necessarily exempt from federal alternative minimum tax or from state or local taxes). Municipal securities generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be municipal securities if, in the opinion of the issuer’s counsel, the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes. Interest on certain “private activity” bonds is subject to the federal alternative minimum tax. Interest from private activity bonds will be considered tax-exempt for purposes of the Tax-Exempt Bond Fund’s policy of investing so that at least 80 percent of its income distributions is exempt from federal income tax. Interest from private activity bonds is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any. Opinions relating to the validity of municipal securities and to the exemption of interest on them from federal income taxes are rendered by bond counsel for each issuer at the time of issue. These opinions are generally based on covenants by the issuers or others regarding continuing compliance with the federal tax laws. In the event that the issuer fails to comply, the interest distributions to shareholders may retroactively become federally taxable. Neither TIAA-CREF Mutual Funds nor Advisors will review the proceedings relating to the issuance of municipal securities or the basis for opinions of issuer’s counsel.

Municipal securities may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium lifestyle and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

Even though municipal securities are interest-bearing investments that promise a stable flow of income, their prices are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of municipal securities with longer remaining maturities typically fluctuate more than those of similarly rated municipal securities with shorter remaining maturities. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.

Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, municipal securities, as well as the tax-exempt nature of interest paid on those securities. Neither TIAA-CREF Mutual Funds nor Advisors can predict with certainty the effect of recent tax law changes upon the municipal obligation market, including the availability of instruments for investment by a fund. In addition, neither TIAA-CREF Mutual Funds nor Advisors can predict

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whether additional legislation adversely affecting the municipal obligation market will be enacted in the future. Advisors monitors legislative developments and considers whether changes in the objective or policies of a fund need to be made in response to those developments. If any laws are enacted that would reduce the availability of municipal securities for investment by the Tax-Exempt Bond Fund so as to affect the fund’s shareholders adversely, TIAA-CREF Mutual Funds will reevaluate the fund’s investment objective and policies and might submit possible changes in the fund’s structure to the fund’s shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable for federal income tax purposes, TIAA-CREF Mutual Funds would treat the security as a permissible taxable money market instrument for the fund within the applicable limits set forth in the Prospectus.

Municipal Insurance. The Tax-Exempt Bond Fund may invest its assets in municipal bonds whose principal and interest payments are guaranteed by a private insurance company. This insurance may be (1) purchased by the bond issuer at the time of issuance; (2) purchased by TIAA-CREF to guarantee specific bonds only while held by the fund; or (3) purchased by an investor after the bond has been issued to guarantee the bond until its maturity date.

Municipal Leases. Municipal leases are municipal securities that may take the form of a lease or an installment purchase contract issued by state and local governmental authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes and state income taxes within the state of issuance. Although municipal lease obligations do not normally constitute general obligations of the municipality, a lease obligation is ordinarily backed by the municipality’s agreement to make the payments due under the lease obligation. These obligations have evolved to make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal leases have special risks not normally associated with municipal securities. These securities frequently contain “non-appropriation” clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for those purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with other municipal securities. Some municipal lease obligations may be, and could become, illiquid. Moreover, although municipal leases will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove to be difficult.

Municipal lease obligations may be deemed to be illiquid as determined by or in accordance with methods adopted by the Board of Trustees. In determining the liquidity and appropriate valuation of a municipal lease obligation, the following factors relating to the security are considered, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades; and (5) the likelihood that the obligation will remain marketable based on the credit quality of the municipality or relevant obligor.

Municipal leases will be considered illiquid securities unless the Board of Trustees determines on an ongoing basis that the leases are readily marketable. An unrated municipal lease with a non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy issued by a bank or insurer deemed by Advisors to be of high quality and minimal credit risk, will not be deemed to be illiquid solely because the underlying municipal lease is unrated, if Advisors determines that the lease is readily marketable because it is backed by the letter of credit or insurance policy.

Municipal leases can be both rated and unrated. Rated leases that may be held by a fund include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. A fund may acquire unrated issues that Advisors deems to be comparable in quality to rated issues in which a fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation and that there is a reasonable likelihood that the lease will not be canceled will be subject to oversight and approval by the Board of Trustees.

To limit the risks associated with municipal leases, the Tax-Exempt Bond Fund will invest no more than 15 percent of its assets in such leases. In addition, a fund will purchase lease obligations that contain non-appropriation clauses when the lease payments will commence amortization of principal at an early date resulting in an average life of five years or less for the lease obligation.

Floating and Variable Rate Demand Instruments. Floating and variable rate demand bonds and notes are municipal securities ordinarily having stated maturities in excess of one year but which permit their holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are securities that permit a fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the fund, as lender, and the borrower. These securities have interest rates that fluctuate from time to time and frequently are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements generally will not adversely affect the tax-exempt status of variable rate demand notes. Because they are direct lending arrangements between the lender and borrower, variable rate demand notes generally will not be traded and no established secondary market generally exists for them, although they are redeemable at face value. If variable rate demand notes are not secured by letters of credit or other credit support arrangements, the right to demand payment on them will be dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by a fund will meet the quality criteria established by Advisors for the purchase of municipal securities. Advisors considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand securities in the relevant fund’s portfolio.

Participation Interests. A participation interest in a municipal security gives the purchaser an undivided interest in the municipal obligation in the proportion that the fund’s participation

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interest bears to the total principal amount of the municipal obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Board of Trustees has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by Government Securities. The Tax-Exempt Bond Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days’ notice, for all or any part of the fund’s participation interest in the municipal obligation, plus accrued interest. The fund intends to exercise its right to demand payment only upon a default under the terms of the municipal obligation, or to maintain or improve the quality of its investment portfolio. The Tax-Exempt Bond Fund will invest no more than 5 percent of the value of its assets in participation interests.

Municipal Obligation Components. The interest payments on municipal securities can be divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the “Auction Component”) pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the “Residual Component”) pays a residual interest rate based on the difference between the total interest paid by the issuer on the municipal obligation and the auction rate paid on the Auction Component. The components can be purchased separately. Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease as the Auction Component’s rate increases and increase as the Auction Component’s rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal obligation having similar credit quality, redemption provisions and maturity.

Municipal Custody Receipts. The Tax-Exempt Bond Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custody account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the securities. Custody receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon municipal securities described above. Although under the terms of a custody receipt a fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custody account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

CURRENCY TRANSACTIONS AND FOREIGN INVESTMENTS

Currency Transactions. The value of a fund’s assets as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, the fund may engage in foreign currency transactions in connection with their investments in foreign securities. The funds will not speculate in foreign currency exchange, and will enter into foreign currency transactions only to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

The funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.

By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

The funds may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and “cross-hedge” transactions. In “cross-hedge” transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

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The funds may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

There is no express limitation on the percentage of a fund’s assets that may be committed to foreign currency exchange contracts. A fund will not enter into foreign currency forward contracts or maintain a net exposure in such contracts where that fund would be obligated to deliver an amount of foreign currency in excess of the value of that fund’s portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that the fund’s investment adviser believes will correlate closely to the currency’s price movements. The funds generally will not enter into forward contracts with terms longer than one year.

Foreign Investments. As described more fully in the Prospectus, certain funds may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectus, there are a number of country-or region-specific risks and other considerations that may affect these investments.

Investment in Europe. The total European market (consisting of the European Union, the European Free Trade Association and Eastern European countries) contains over 450 million consumers, a market larger than either the United States or Japan. European businesses compete both intra-regionally and globally in a wide range of industries, and recent political and economic changes throughout Europe are likely further to expand the role of Europe in the global economy. As a result, a great deal of interest and activity has been generated at understanding and benefiting from the “new” Europe that may result. The incipient aspects of major developments in Europe as well as other considerations means that there can be no guarantee that outcomes will be as anticipated or will have results that investors would regard as favorable.

The European Union. The European Union (“EU”) consists of Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden, and the United Kingdom (the “EU Nations”). The EU Nations have undertaken to establish, among themselves, a single market that is largely free of internal barriers and hindrances to the free movement of goods, persons, services and capital. Although it is difficult to predict when this goal will be fully realized, macro and micro-economic adjustments are indicative of significant increases in efficiency and the ability of the EU Nations to compete globally by simplifying product distribution networks, promoting economies of scale, and increasing labor mobility, among other effects. The establishment of the twelve country European Monetary Union, a subset of the European Union countries, with its own central bank, the European Central Bank; and its own currency, the Euro; and a single interest rate structure represents a new economic entity, the Euro-area. While authority for monetary policy thus shifts from national hands to an independent supranational body, sovereignty elsewhere remains largely at the national level. Uncertainties with regard to balancing of monetary policy against national fiscal and other political issues and their extensive ramifications represent important risk considerations for investors in these countries.

Investment in the Pacific Basin. The economies of the Pacific Basin vary widely in their stages of economic development. Some (such as Japan, Australia, Singapore, and Hong Kong) are considered advanced by Western standards; others (such as Thailand, Indonesia, and Malaysia) are considered “emerging” — rapidly shifting from natural resource and agriculture based systems to more technologically advanced systems oriented toward manufacturing and services. The major reform of China’s economy and polity continues to be an important influence on economic growth internally, and, through trade, across the region. Intra-regional trade has become increasingly important to a number of these economies. Japan, the second largest economy in the world, is the dominant economy in the Pacific Basin, with one of the highest per capita incomes in the world. Its extensive trade relationships also contribute to expectations for regional and global economic growth. Economic growth has historically been relatively strong in the region, but economic turmoil among the emerging economies, and unmitigated recessionary impulses in Japan in the recent past have raised important questions with regard to prospective longer-term outcomes. Potential policy miscalculations or other events could pose important risks to equity investors in any of these economies.

Investment in Canada. Canada, a country rich in natural resources and a leading industrial country of the world, is by far the most important trading partner of the United States. The U.S., Canada, and Mexico have signed and adopted the North American Free Trade Agreement (“NAFTA”), which is expected to significantly benefit the economies of each of the countries through the more rational allocation of resources and production over the region. Uncertainty regarding the longer-run political structure of Canada is an added risk to investors, along with highly volatile commodity prices.

Investment in Latin America. Latin America (including Mexico and Central America) has a population of over 500 million and is rich in natural resources. Important gains in the manufacturing

TIAA-CREF Mutual Funds  Statement of Additional Information | B-15

sector have developed in several of the major countries in the region. A number of countries in the region have taken steps to reduce impediments to trade, most notably through the NAFTA agreement, between the U.S., Canada and Mexico and the Mercosur agreement between Argentina, Brazil, Paraguay and Uruguay, with Chile as an associate member. Restrictions on international capital flows, intermittent problems with capital flight, and some potential difficulties in the repayment of external debt, however, remain important concerns in the region, exacerbating the risks in these equity markets. As a result Latin American equity markets have been extremely volatile. Efforts to restructure these economies through privatization, and fiscal and monetary reform have met with some success with gains in output growth, and slowing rates of inflation. These efforts may result in attractive investment opportunities. However, recent events have shown that large shifts in sentiment in markets elsewhere on the globe may very quickly reverberate among these markets, adding greater risk to already volatile markets. There can be no assurance that attempted reforms will ultimately be successful or will bring about results investors would regard as favorable.

Other Regions. There are developments in other regions and countries around the world that could lead to additional investment opportunities. We will monitor these developments and may invest when appropriate.

Depository Receipts. The equity funds can invest in American, European and Global Depository Receipts (ADRs, EDRs and GDRs). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they don’t eliminate all the risks of foreign investing.

ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that a fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASD’s national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

OTHER INVESTMENT TECHNIQUES AND OPPORTUNITIES

Corporate Actions. Each fund may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio’s overall return, regardless of how these actions may affect the weight of the particular securities in the fund’s portfolio.

Industry Concentrations. Because of its investment objective and policies, the Managed Allocation Fund will concentrate more than 25 percent of its assets in the mutual fund industry. However, none of the funds in which the Managed Allocation Fund can invest will concentrate more than 25 percent of its total assets in any one industry.

PORTFOLIO TURNOVER

The transactions engaged in by the funds are reflected in the funds’ portfolio turnover rates. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the funds’ portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the funds and ultimately by the funds’ shareholders. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

For the year ended December 31, 2004, the portfolio turnover of some of the TIAA-CREF Mutual Funds significantly changed from portfolio turnover rates in 2003 as a result of a variety of factors. For example, the Growth & Income Fund portfolio turnover rate decreased to 75.37% for 2004, as compared with 141.39% for the same period in 2003, because the new portfolio managers had a less active management strategy. The Managed Allocation Fund portfolio turnover rate decreased to 10.43% for 2004, as compared with 37.26% for the same period in 2003. In 2003, the Managed Allocation Fund’s turnover rates were higher as a result of reallocations of Fund assets to additional underlying funds that were made available within the Fund. The Short-Term Bond Fund portfolio turnover rate decreased to 117.87% for 2004, as compared with 176.43% for the same period in 2003, because less relative value opportunities were available in 2004. Furthermore, the Tax-Exempt Bond Fund portfolio turnover rate decreased to 57.38% for 2004, as compared with 156.76% for the same period in 2003, due in part to a change in trading strategy.

The portfolio turnover rates of the other funds did not change significantly from 2003 to 2004.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies and procedures governing the disclosure by the Funds and Advisors of fund portfolio holdings to third parties, in order to ensure that this information is disclosed in a manner that is in the best interests of all fund shareholders. The Board believes that these policies and procedures strike an appropriate balance between the desire of certain affiliates to disclose such information to third parties and the need to protect the funds from potentially harmful disclosures.

B-16   | Statement of Additional Information  TIAA-CREF Mutual Funds

As a threshold matter, except as described below, the funds and Advisors will not disclose the funds’ portfolio holdings to third parties (not including service providers acting as the funds’ agents), except as of the end of a calendar month, and no earlier than 30 days after the end of the calendar month. The fund will disclose its portfolio holdings to all third parties who request it after that period. In addition, the Funds and Advisors may disclose the ten largest holdings of any Fund to third parties ten days after the end of the calendar month.

The funds and Advisors may disclose the funds’ portfolio holdings to third parties outside the time restrictions described above as follows:
•	fund holdings in any particular security can be made available to stock exchanges or regulators, and fund holdings in a particular issuer’s securities can be made available to that issuer, in each case subject to approval of Advisors’ Area Compliance Officer, the Chief Compliance Officer or an attorney holding the title of Chief Counsel or above.

•	fund portfolio holdings can be made available to rating and ranking organizations subject to a written confidentiality agreement that restricts trading on the information.

•	fund portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of fund portfolio holding information to that third party is:

•	approved by an individual holding the title of Executive Vice President or above;

•	approved by an individual holding the title of Chief Counsel or above; and

•	subject to a written confidentiality agreement that includes provisions that restrict trading on the information.

On an annual basis, the Boards of the funds and of Advisors will receive a report on compliance with these portfolio holdings disclosure procedures, as well as a current copy of the procedures for the Boards’ review and approval.

Currently, the funds have ongoing arrangements to disclose, in accordance with all of the provisions of the funds’ portfolio holdings disclosure policy, the portfolio holdings of the funds to the following recipients: Lipper, a Reuters company; Morningstar, Inc.; Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.; The Thomson Corporation; and Bloomberg L.P. No compensation was received by the funds, Advisors or their affiliates as part of these arrangements to disclose portfolio holdings of the funds.

In addition, occasionally the funds and Advisors disclose to certain broker-dealers a fund’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the funds’ portfolio management and trading strategies. These disclosures are done in accordance with the funds’ portfolio holdings disclosure policy.

The funds send summaries of their portfolio holdings to shareholders semi-annually as part of the funds’ annual and semi-annual reports. Full portfolio holdings are also filed with the SEC, and can be accessed from the SEC’s website at www.sec.gov. approximately 60 days after the end of each quarter (through Forms N-CSR and N-Q). You can request more frequent portfolio holdings information, subject to the funds’ policy as stated above, by writing to us at TIAA-CREF Institutional Mutual Funds, P.O. Box 4674, New York, NY 10164.

TIAA-CREF Mutual Funds  Statement of Additional Information | B-17

MANAGEMENT OF THE TIAA-CREF MUTUAL FUNDS

TIAA-CREF MUTUAL FUNDS’ TRUSTEES AND OFFICERS

The following table includes certain information about the TIAA-CREF Mutual Funds’ trustees and officers including positions held with the funds, length of office and time served and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them. The first table includes information about the funds’ disinterested trustees and the second table includes information about the funds’ officers.

DISINTERESTED TRUSTEES
Number of
Portfolios
in Fund
	Position(s)	Term of Office		Complex
	Held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships
Name, Address and Age	Fund	Time Served	During Past 5 Years	by Trustee	Held by Trustees

Willard T. Carleton	Trustee	Indefinite term.	Professor of Finance Emeritus, University of	60	None
4911 E. Parade Ground Loop		Trustee since 2003.	Arizona, College of Business and Public
Tucson, AZ 85712-6623			Administration, 2001–present. Formerly,
Age: 70			Donald R. Diamond Professor of Finance, University of Arizona, 1999–2001, and Karl L. Eller Professor of Finance, University of Arizona, 1984–1999. Trustee of TIAA, 1984–2003.

Nancy L. Jacob	Chairman of the	Indefinite term.	President and Managing Principal,	60	Director and Chairman of the
Windermere Investment Associates	Board of Trustees	Trustee since 1997.	Windermere Investment Associates,		Investment Committee of the
121 S.W. Morrison Street			1997–present. Formerly, Chairman and		Okabena Company (financial
Suite 925			Chief Executive Officer, CTC Consulting,		services).
Portland, OR 97204			Inc., 1994–1997 and Executive Vice
Age: 62			President, U.S. Trust of the Pacific Northwest, 1993–1996.

Bevis Longstreth	Trustee	Indefinite term.	Retired Partner, Debevoise & Plimpton.	60	Member of Board of Directors of
Debevoise & Plimpton		Trustee since 1997.	Formerly, Partner (1970–1981, 1984–1997)		AMVESCAP, PLC, member of Board of
919 Third Avenue			and Of Counsel (1998–2001) of Debevoise		Directors of Grantham, Mayo & Von Otterloo &
New York, NY 10022-6225			& Plimpton, Adjunct Professor at Columbia		Co., LLC (GMO) (investment management firm)
Age: 71			University School of Law, 1994–1999 and		and Chairman of the Finance Committee of the
			Commissioner of the U.S. Securities and		Rockefeller Family Fund.
Exchange Commission, 1981–1984.

Bridget A. Macaskill	Trustee	Indefinite term.	Independent Consultant for Merrill Lynch,	60	Director, J Sainsbury plc (food
160 East 81st Street		Trustee since 2003.	2003–present. Formerly, Chairman,		retailer) and Prudential plc.
New York, NY 10028			Oppenheimer Funds, Inc., 2000–2001.		International Advisory Board, British-
Age: 56			Chief Executive Officer, 1995–2001;		American Business Council.
President, 1991–2000; and Chief
Operating Officer, 1989–1995 of that firm.

Maceo K. Sloan	Trustee	Indefinite term.	Chairman, President and Chief Executive	60	Director, SCANA Corporation (energy
NCM Capital Management Group, Inc.		Trustee since 1997.	Officer, Sloan Financial Group, Inc., 1991–		holding company) and M&F
2634 Durham-Chapel Hill Boulevard			present; Chairman and Chief Executive Officer,		Bancorp, Inc.
Suite 206			NCM Capital Management Group, Inc., since
Durham, NC 27707			1999; and Chairman, CEO and CIO, NCM
Age: 55			Capital Advisers Inc., 2003–present.

Ahmed H. Zewail	Trustee	Indefinite term.	Linus Pauling Chair Professor of Chemistry	60	None
California Institute Of Technology		Trustee since 2004.	and Professor of Physics, Caltech, 1996–
Arthur Amos Noyes Laboratory			present; and Director, NSF Laboratory for of Chemical Physics		Molecular Sciences (LMS), Caltech, 1995– present.
Mail Code 127-72
1200 East California Boulevard
Pasadena, CA 91125
Age: 59

B-18   | Statement of Additional Information  TIAA-CREF Mutual Funds

Management | Trustees and officers of the TIAA-CREF Mutual Funds	continued

OFFICERS
	Position(s) Held	Term of Office and
Name, Address and Age	with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years

Herbert M. Allison, Jr.	President and	Indefinite term.	Chairman, President and Chief Executive Officer of TIAA since 2002. President and Chief Executive
TIAA-CREF	Chief Executive	President and Chief	Officer of CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds
730 Third Avenue	Officer	Executive Officer	and TIAA Separate Account VA-1 (these funds are collectively referred to as the “TIAA-CREF Funds”)
New York, NY 10017-3206		since 2002.	since 2002. Formerly, President and Chief Executive Officer of Alliance for LifeLong Learning, Inc.,
Age: 61			2000–2002. President, Chief Operating Officer and Member of the Board of Directors of Merrill Lynch & Co., Inc., 1997–1999. Member of the Board of Directors, New York Stock Exchange.

Gary Chinery	Vice President and	Indefinite term.	Vice President and Treasurer of TIAA and the TIAA-CREF Funds since 2004. Vice President and
TIAA-CREF	Treasurer	Vice President and	Treasurer of Advisors, TIAA-CREF Investment Management, LLC (“Investment Management”),
730 Third Avenue		Treasurer since 2004.	TIAA-CREF Individual and Institutional Services, LLC (“Services”), Teachers Personal Investors
New York, NY 10017-3206			Services, Inc. (“TPIS”), TIAA-CREF Tuition Financing, Inc. (“Tuition Financing”) and TIAA-CREF Life
Age: 55			Insurance Company (“TIAA-CREF Life”).

Scott C. Evans	Executive Vice	Indefinite term.	Executive Vice President since 1998 and Chief Investment Officer since 2004 of TIAA and the
TIAA-CREF	President and	Executive Vice	TIAA-CREF Funds since 2003. President and Chief Executive Officer of Investment Management and
730 Third Avenue	Chief Investment	President since 1998.	Advisors and Director of Advisors and TIAA-CREF Life. Formerly, Executive Vice President, CREF
New York, NY 10017-3206	Officer	Chief Investment	Investments.
Age: 45		Officer since 2004.

I. Steven Goldstein	Executive Vice	Indefinite term.	Executive Vice President, Public Affairs, of TIAA and the TIAA-CREF Funds since 2003. Formerly,
TIAA-CREF	President	Executive Vice	Advisor for McKinsey & Company, 2003; Vice President, Corporate Communications for Dow Jones &
730 Third Avenue		President since 2003.	Co. and The Wall Street Journal, 2001–2002; and Senior Vice President and Chief Communications
New York, NY 10017-3206			Officer for Insurance Information Institute, 1993–2001.
Age: 52

E. Laverne Jones	Vice President	Indefinite term.	Vice President and Corporate Secretary of TIAA and the TIAA-CREF Funds since 1998.
TIAA-CREF	and Corporate	Vice President and
730 Third Avenue	Secretary	Corporate Secretary
New York, NY 10017-3206		since 1998.
Age: 56

Susan S. Kozik	Executive Vice	Indefinite term.	Executive Vice President and Chief Technology Officer of TIAA and the TIAA-CREF Funds since 2003.
TIAA-CREF	President	Executive Vice	Formerly, Vice President of IT Operations and Services, Lucent Technologies, 2000–2003; and Senior
730 Third Avenue		President since 2003.	Vice President and Chief Technology Officer, Penn Mutual Life Insurance Company, 1997–2000.
New York, NY 10017-3206
Age: 47

George W. Madison	Executive Vice	Indefinite term.	Executive Vice President and General Counsel of TIAA and the TIAA-CREF Funds since 2003. Formerly,
TIAA-CREF	President	Executive Vice	Executive Vice President, Corporate Secretary, and General Counsel of Comerica Incorporated, 1997–
730 Third Avenue		President since 2003.	2002.
New York, NY 10017-3206
Age: 51

Erwin W. Martens	Executive Vice	Indefinite term.	Executive Vice President, Risk Management, of TIAA and the TIAA-CREF Funds since 2003. Director of
TIAA-CREF	President	Executive Vice	Advisors, Services, TPIS, Tuition Financing and TIAA-CREF Life and Manager of Investment
730 Third Avenue		President since 2003.	Management. Formerly, Managing Director and Chief Risk Officer, Putnam Investments, 1999–2003;
New York, NY 10017-3206			and Head and Deputy Head of Global Market Risk Management, 1997–1999.
Age: 49

Elizabeth A. Monrad	Executive Vice	Indefinite term.	Executive Vice President and Chief Financial Officer of TIAA and the TIAA-CREF Funds since 2003.
TIAA-CREF	President	Executive Vice	Executive Vice President of TPIS, Services, Advisors, Investment Management and Tuition Financing.
730 Third Avenue		President since 2003.	Director of Advisors, TPIS, Tuition Financing and TIAA-CREF Life. Manager of Investment Management
New York, NY 10017-3206			and Services. Executive Vice President, Finance, Actuarial and Facilities of TIAA-CREF Life. Formerly,
Age: 50	Chief Financial Officer and Senior Vice President of General Re (2000–2003), Chief Financial Officer of its
North American Reinsurance Operations (1997–2000) and Corporate Treasurer. Director, Colgate-Palmolive Company.

Frances Nolan	Executive Vice	Indefinite term.	Executive Vice President, Client Services, of TIAA and the TIAA-CREF Funds since 2001. President,
TIAA-CREF	President	Executive Vice	Chief Executive Officer and Manager of Services. Director of TPIS, Tuition Financing and TIAA-CREF
730 Third Avenue		President since 2000.	Life. Formerly, Executive Vice President, Retirement Services, CREF and TIAA, 2000–2003; Vice
New York, NY 10017-3206			President, Eastern Division, 1994–2000.
Age: 47

Dermot J. O’Brien	Executive Vice	Indefinite term.	Executive Vice President, Human Resources, of TIAA and the TIAA-CREF Funds since 2003. Director,
TIAA-CREF	President	Executive Vice	TIAA-CREF Life. Formerly, First Vice President and Head of Human Resources, International Private
730 Third Avenue		President since 2003.	Client Division, Merrill Lynch & Co., 1999–Feb. 2003; and Vice President and Head of Human
New York, NY 10017-3206			Resources—Japan Morgan Stanley, 1998–1999.
Age: 39

Bertram L. Scott	Executive Vice	Indefinite term.	Executive Vice President, Product Management, of TIAA and the TIAA-CREF Funds since 2001.
TIAA-CREF	President	Executive Vice	Chairman of the Board, President and Chief Executive Officer of TIAA-CREF Life. Director of TPIS;
730 Third Avenue		President since 2000.	Manager of Services; President and Director of Tuition Financing. Formerly, President and Chief
New York, NY 10017-3206			Executive Officer, Horizon Mercy, 1996–2000.
Age: 54

TIAA-CREF Mutual Funds  Statement of Additional Information | B-19

Management | Trustees and officers of the TIAA-CREF Mutual Funds

Equity Ownership of TIAA-CREF Mutual Funds’ Trustees

The following chart includes information relating to equity securities beneficially owned by TIAA-CREF Mutual Funds’ trustees in the TIAA-CREF Mutual Funds and in the same family of investment companies as the TIAA-CREF Mutual Funds, as of December 31, 2004. The TIAA-CREF Mutual Funds’ family of investment companies includes TIAA-CREF Mutual Funds, CREF, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1.

DISINTERESTED TRUSTEES
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies
Name of Trustee	Dollar Range of Equity Securities in Fund	Overseen by Trustee in Family of Investment Companies

Willard T. Carleton	None	Over $100,000
Nancy L. Jacob	None	Over $100,000
Bevis Longstreth	None	Over $100,000
Bridget A. Macaskill	None	$50,001–$100,000
Maceo K. Sloan	None	Over $100,000
Ahmed H. Zewail	None	Over $100,000

TRUSTEE COMPENSATION

The following table shows the compensation received from the funds and the TIAA-CREF fund complex by each non-officer trustee for the year ended December 31, 2004. The funds’ officers receive no compensation from any fund in the TIAA-CREF Fund complex. The TIAA-CREF fund complex consists of: CREF, TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Mutual Funds, each a registered investment company.

DISINTERESTED TRUSTEES

	Aggregate Compensation	Pension or Retirement Benefits	Total Compensation
Name	From TIAA-CREF Mutual Funds	Accrued As Part of Fund Expenses	Paid From Fund Complex(1)

Willard T. Carleton	$1,984.24	$1,077.96	$92,000.00
Martin J. Gruber(3)	$2,274.23	$1,077.96	$105,500.00
Nancy L. Jacob	$1,709.22	$1,077.96	$79,250.00
Bevis Longstreth(2)	$1,660.22	$1,077.96	$77,000.00
Bridget A. Macaskill	$1,746.63	$1,077.96	$81,000.00
Stephen A. Ross(3)	$1,908.92	$1,077.96	$88,500.00
Maceo K. Sloan	$1,928.94	$1,077.96	$89,500.00
Robert W. Vishny(3)	$595.48	$541.01	$27,500.00
Ahmed H. Zewail(4)	$1,032.34	$805.50	$48,000.00

(1)	Includes portion of fees attributed to service on the CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds Boards, and the Management Committee of TIAA Separate Account VA-1.

(2)	This compensation, or a portion of it, was not actually paid based upon the prior election of trustee to defer receipt of payment in accordance with the provisions of deferred compensation plans for non-officer trustees. Excluding this year’s deferrals, a total of $1,525,564.49 earned across the fund complex has been deferred for prior years’ service, including interest through year-end 2004, for all current trustees who had elected to defer their compensation.

(3)	These are former trustees.

(4)	Dr. Zewail was appointed as a trustee on June 16, 2004.

The funds have a long-term compensation plan for non-officer trustees. Under this unfunded plan, annual contributions equal to 125% of the basic annual trustee stipend are allocated to notional CREF and TIAA annuity accounts chosen by the individual trustee. Benefits will be paid after the trustee leaves the Board in a lump sum or in annual installments over 5, 10, 15 or 20 years, as requested by the trustee. Pursuant to a separate deferred compensation plan, non-officer trustees also have the option to defer payment of their basic stipend, additional stipends, and/or meeting fees and allocate these amounts to notional TIAA and CREF accounts chosen by the individual trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5, 10, 15, or 20 years, as requested by the trustee, after the trustee leaves the Board.

  B-20   | Statement of Additional Information  TIAA-CREF Mutual Funds

BOARD COMMITTEES

The Board has appointed the following standing committees, each with specific responsibilities for aspects of the TIAA-CREF Mutual Funds’ operations:
(1)	An Audit Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Mutual Funds, which audits and examines the records and affairs of the TIAA-CREF Mutual Funds as it deems necessary, using independent auditors or others. The Audit Committee is charged with approving the appointment, compensation, retention (or termination) and oversight of the work of the independent auditors. The Audit Committee has adopted a formal written charter, which is available upon request. During 2004, the Audit Committee held seven meetings. The current members of the Audit Committee are Mr. Sloan (chair), Dr. Carleton, and Ms. Macaskill.

(2)	A Finance Committee, which oversees the management of the TIAA-CREF Mutual Funds’ investments subject to appropriate oversight by the full board. During 2004, the Finance Committee held four meetings. The current members of the Finance Committee are Dr. Carleton, Dr. Jacob, Mr. Longstreth, Ms. Macaskill, Mr. Sloan and Dr. Zewail.

(3)	A Corporate Governance and Social Responsibility Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Mutual Funds, which addresses all corporate social responsibility and corporate governance issues including the voting of proxies of portfolio companies of the TIAA-CREF Mutual Funds and the initiation of appropriate shareholder resolutions. During 2004, the committee held three meetings. The current members of the Corporate Governance and Social Responsibility Committee are Mr. Longstreth (chair), Dr. Carleton and Dr. Zewail.

(4)	An Executive Committee, which generally is vested with full board powers between board meetings on matters not specifically addressed by the full board. During 2004, the committee held no meetings. The current members of the Executive Committee are Dr. Jacob, Mr. Longstreth and Mr. Sloan.

(5)	A Nominating and Personnel Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Life Funds, which nominates certain TIAA-CREF Mutual Funds’ officers and the members of the standing committees of the board, and recommends candidates for election as trustees. During 2004, the committee held five meetings. The Committee was disbanded in June 2004 and replaced by the Nominating and Governance Committee. The members of this committee at the time of its termination were Dr. Ross (chair), Dr. Carleton and Dr. Jacob.

(6)	A Nominating and Governance Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Mutual Funds, which nominates certain TIAA-CREF Mutual Funds’ officers and the members of the standing committees of the Board, and recommends candidates for election as trustees. The Committee was established in June 2004 and held three meetings during the remainder of the year. The current members of the Nominating and Governance Committee are Dr. Jacob (chair), and Mr. Longstreth.

Investors can recommend and the committee will consider nominees for election as trustees by providing potential nominee names and background to the Secretary of the TIAA-CREF Mutual Funds. The Secretary’s address is 730 Third Avenue, New York, New York 10017-3206.

RESPONSIBILITIES OF THE BOARD

The funds’ trustees are responsible for overseeing the funds’ corporate policies and for adhering to fiduciary standards under the 1940 Act. Most significantly, the Board is responsible for the initial approval and annual renewal of the funds’ investment management agreement with Advisors. Under the agreement, Advisors assumes responsibility for providing to, or obtaining for, the fund all of the services necessary for its ordinary operation, including investment advisory, transfer agency, dividend disbursing, custody, accounting and administrative services.

In considering whether to renew the management agreement between Advisors and the TIAA-CREF Mutual Funds (the “Management Agreement”), the Board, at its April 5, 2005 meeting, reviewed the following factors with respect to each fund: (1) the nature, extent and quality of services provided by Advisors to each fund; (2) the investment performance of each fund; (3) the costs of the services provided to each fund and the profits realized or to be realized by Advisors and its affiliates from their relationship with the funds; (4) the extent to which economies of scale have been realized as each fund grows; (5) whether the level of fees reflects those economies of scale for the benefit of fund investors; (6) comparisons of services and fees with contracts entered into by Advisors with other clients; and (7) any other benefits derived or anticipated to be derived by Advisors from its relationship with the funds. The factors should be viewed in their totality, with no single factor being the principal factor in determining whether to approve the renewal of the Management Agreement.

Set forth below are the general factors the Board considered for all of the funds, followed by an outline of the specific factors the Board considered for each particular fund.

The Nature, Extent and Quality of Services. The Board considered that Advisors is an experienced investment advisor that has managed the TIAA-CREF Mutual Funds since 1997 and the TIAA-CREF Institutional Mutual Funds since 1999. The investment professionals of Advisors have also managed various accounts of the College Retirement Equities Fund since their inception. Under the Management Agreement, Advisors is responsible for managing the assets of the funds, including conducting research, recommending investments and placing orders to buy and sell securities for the funds’ investment portfolios; active and extensive monitoring of the investment portfolios daily by various personnel with specific responsibility for the particular type of investment in question; and reporting on the investment performance of the funds to the Boards at their scheduled quarterly meetings. The Board considered that Advisors has carried out these responsibilities in a highly professional manner.

The Board considered, among other things, the performance of each of the funds, as discussed below.

Performance. The Board considered the performance of each fund over the past year, three years and since inception and the funds’ performance as compared to their peer groups and benchmark indices. The Board considered the comparative performance and expense data for each fund prepared by an independent third party, Lipper, Inc.’s Global Fiduciary Review unit

TIAA-CREF Mutual Funds  Statement of Additional Information | B-21

(“Lipper”) for each class of each pertinent fund, as well as fund performance against its performance benchmark. In looking at this data, the Board considered that most of the funds met their benchmarks over the long-term, i.e., three years (when factoring the effect of expenses), and ranked in the top three quintiles versus their peers. For additional detail about each fund of the TIAA-CREF Mutual Funds, see the fund-by-fund synopsis below.

Cost and Profitability. The Board considered the materials it received reflecting Advisors’ revenues (less reimbursements) for providing investment management and other services to the funds and that Advisors is providing these services overall at a loss. The Board considered the detailed fund-by-fund analysis of Advisors’ profitability with respect to each fund, calculated for the year ended December 31, 2004, as outlined in the synopsis below. In reviewing the profitability information provided, the Board considered that Advisors runs substantial losses when looking across classes. In addition, the Board considered that Advisors’ revenues are reasonable from a shareholder perspective, but may not be adequate when considering the nature, quality and cost of Advisors’ services to the funds.

Fees Charged by Other Advisers. The Board considered information regarding fees paid to other advisers for managing similar funds. The Board received comparative fee information for comparable peer group funds prepared by Lipper. The Board considered that the proposed advisory fee to be paid to Advisors for its services to each fund compared favorably to the advisory fees charged to other comparable funds. The Board considered that, for the most part, the fees under Advisors’ current Management Agreement with the funds are lower than those of the peer group funds identified by Lipper. See the fund-by-fund detail below.

Economies of Scale. The Board considered whether Advisors may experience economies of scale in connection with the operation of each fund. In making this determination, the Board considered that most of the funds operate at a loss to Advisors. While Advisors experiences certain economies of scale by sharing investment personnel with TIAA-CREF Investment Management, LLC and among the funds, this generally does not offset the losses. For those particular funds with a small profit, the fees currently charged are quite low, and do not contain breakpoints. While breakpoints could be an appropriate way for Advisors to share economies of scale with funds that have substantial assets or that have grown materially over the year, Advisors does not believe there is a direct relationship between the economies of scale realized by the funds and those realized by Advisors as assets increase. This is largely because any economies of scale realized by Advisors and Investment Management are across a variety of classes, services, and products and not due to the growth of a single fund.

Fee Comparison with Other Advisors Clients. The Board considered that Advisors provides similar investment management services to each of the TIAA-CREF Institutional Mutual Funds, the TIAA-CREF Mutual Funds, TIAA-CREF Life Funds, and TIAA Separate Account VA-1, although distribution channels differ. In addition, Advisors, through its TIAA-CREF Asset Management (TCAM) division, manages large institutional client assets through unregistered commingled funds and separate accounts with similar investment strategies and investment staff. The Board considered the schedule of fees for each of the comparable funds, and the fact that all of Advisors’ fees are low in comparison to comparable funds offered by other fund companies. In addition, while the management fees may not be precisely the same for comparable funds, this is due in part to the fact that some of the comparable funds are offered through products that charge additional fees to its investors. In particular, the Board considered that the comparable funds target different types of investors and use different distribution channels, variables factored in when determining appropriate pricing of services.

Other Benefits. The Board considered that one of the benefits that accrue to the each of the funds through Advisors is that Advisors continues to be willing to waive fees and make expense reimbursements to the funds. In addition, Advisors and its affiliates may benefit from the advisory relationship with the funds to the extent this relationship results in potential investors viewing the TIAA-CREF group of companies as a leading retirement plan provider in the academic and nonprofit market and a single source for all their financial service needs. Also, certain investment portfolios managed by Advisors are managed in the same manner and by the same personnel as certain of the CREF Accounts, resulting in the possibility for benefits associated with economies of scale.

Fund-by Fund Factors

The funds’ trustees considered the following specific factors during their determination to renew the investment advisory agreements for each Fund listed below:

Growth Equity Fund
•	The fund’s current management fees are in the first quintile of the universe of comparable funds identified by Lipper for expense comparison purposes (“Expense Universe”) (Ranking 2 of 74 funds).

•	The fund underperformed its benchmark for the one-, three-, five- and since inception periods.

•	For the one- and three-year periods ended 12/31/04, the fund was in the fourth quintile of the universe of comparable funds identified by Lipper for performance comparison purposes (“Performance Universe”) (Ranking 330 of 539 funds for the three-year period).

•	Advisors had a large net loss on the fund for the one-year period ended 12/31/04.

•	The Fund received an Overall Morningstar Rating of two stars for the period ended 12/31/04.

Growth & Income Fund
•	The fund’s current management fees are in the first quintile of its Expense Universe (Ranking 16 of 105 funds).

•	The fund underperformed its benchmark for the one-, three-, five- and since inception periods.

•	For the one-year period ended 12/31/04, the fund was in the second quintile of its Performance Universe (Ranking 309 of 914 funds).

•	For the three-year period ended 12/31/04, the fund was in the third quintile of its Performance Universe (Ranking 358 of 772 funds).

•	Advisors had a large net loss on the fund for the one-year period ended 12/31/04.

•	The fund received an Overall Morningstar Rating of two stars for the period ended 12/31/04.

  B-22   | Statement of Additional Information  TIAA-CREF Mutual Funds

Equity Index Fund
•	The fund’s current management fees are in the fourth quintile of its Expense Universe (11 of 16 funds).

•	The fund slightly underperformed its benchmark for its one-, three- and since inception periods.

•	For the one- and three-year periods ended 12/31/04, the fund was in the third quintile of its Performance Universe.

•	Advisors had a large net loss on the fund for the one-year period ended 12/31/04.

•	The fund received an Overall Morningstar Rating of four stars for the period ended 12/31/04.

Social Choice Equity Fund
•	The fund’s current management fees are in the first quintile of its Expense Universe (Ranking 5 of 100 funds).

•	For the one-year period ended 12/31/04, the fund was in the second quintile of its Performance Universe (Ranking 242 of 697 funds).

•	For the three-year period ended 12/31/04, the fund was in the third quintile of its Performance Universe (Ranking 212 of 501 funds).

•	Advisors had a net loss on the fund for the one-year period ended 12/31/04.

•	The fund received an Overall Morningstar Rating of four stars for the period ended 12/31/04.

International Equity Fund
•	The fund’s current management fees are in the first quintile of its Expense Universe (Ranking 3 of 51 funds).

•	The fund underperformed its benchmark for the one-year, three-year, and five-year periods and outperformed its benchmark since inception.

•	For the one-year period ended 12/31/04, the fund was in the third quintile of its Performance Universe (Ranking 77 of 181 funds).

•	For the three-year period ended 12/31/04, the fund was in the second quintile of its Performance Universe (Ranking 32 of 141 funds).

•	Advisors had a net loss on the fund for the one-year period ended 12/31/04.

•	The fund received an Overall Morningstar Rating of three stars for the period ended 12/31/04.

Tax-Exempt Bond Fund
•	The fund’s current management fees are in the second quintile of its Expense Universe (Ranking 10 of 34 funds).

•	The fund outperformed its benchmark for its one-year, three-year and since inception periods.

•	For the one- and three-year periods ended 12/31/04, the fund was in the first quintile of its Performance Universe (Ranking 14 of 266 funds for the three-year period).

•	Advisors had a net loss on the fund for the one-year period ended 12/31/04.

•	The fund received an Overall Morningstar Rating of four stars for the period ended 12/31/04.

Short-Term Bond Fund
•	The fund’s current management fees are in the first quintile of its Expense Universe (Ranking 3 of 15 funds).

•	The fund outperformed its benchmark for its one-year, three-year and since inception periods.

•	For the one-year period ended 12/31/04, the fund was in the fourth quintile of its Performance Universe (Ranking 106 of 150 funds).

•	For the three-year period ended 12/31/04, the fund was in the third quintile of its Performance Universe (Ranking 66 of 113 funds).

•	Advisors had a net loss on the fund for the one-year period ended 12/31/04.

•	The fund received an Overall Morningstar Rating of four stars for the period ended 12/31/04.

High-Yield Bond Fund
•	The fund’s current management fees are in the first quintile of its Expense Universe (Ranking 4 of 41 funds).

•	The fund slightly underperformed its benchmark for the one-year and three-year periods, and outperformed its benchmark since inception.

•	For the one-year period ended 12/31/04, the fund was in the fourth quintile of its Performance Universe (Ranking 268 of 411 funds).

•	For the three-year period ended 12/31/04, the fund was in the third quintile of its Performance Universe (Ranking 164 of 341 funds).

•	Advisors had a net loss on the fund for the one-year period ended 12/31/04.

•	The fund received an Overall Morningstar Rating of three stars for the period ended 12/31/04.

Bond Plus Fund
•	The fund’s current management fees are in the first quintile of its Expense Universe (Ranking 11 of 69 funds).

•	The fund underperformed its benchmark for one-year period and outperformed its benchmark for its three-year and since inception periods.

•	For the one-year period ended 12/31/04, the fund was in the second quintile of its Performance Universe (Ranking 268 of 411 funds).

•	For the three-year period ended 12/31/04, the fund was in the first quintile of its Performance Universe (Ranking 164 of 341 funds).

•	Advisors had a net loss on the fund for the one-year period ended 12/31/04.

•	The fund received an Overall Morningstar Rating of four stars for the period ended 12/31/04.

Money Market Fund
•	The fund’s current management fees are in the second quintile of its Expense Universe (Ranking 47 of 164 funds).

•	The fund outperformed its benchmark for the one-, three-, five- and since inception periods.

•	For the one- and three-year periods ended 12/31/04, the fund was in the first quintile of its Performance Universe (Ranking 8 of 344 funds for the three-year period).

•	Advisors had a net loss on the fund for the one-year period ended 12/31/04.

     TIAA-CREF Mutual Funds  Statement of Additional Information | B-23

Managed Allocation Fund
•	The fund’s management fees are in the first quintile of its Expense Universe (Ranking 1 of 19 funds).
•	For the one- and three-year periods ended 12/31/04, the fund was in the second quintile of its Performance Universe (Ranking 69 of 260 funds for the three-year period).
•	Advisors had a net loss on the fund for the one-year period ended 12/31/04.
•	The fund received an Overall Morningstar Rating of three stars for the period ended 12/31/04.

Based on these factors, and the information provided, the Board approved the continuation of the Management Agreement covering each of the funds. The trustees were advised by separate independent legal counsel throughout the review process.

PROXY VOTING POLICIES

The TIAA-CREF Mutual Funds have adopted policies and procedures to govern their voting of proxies of portfolio companies. The funds seek to use proxy voting as a tool to promote positive returns for long-term shareholders. We believe that companies that follow good corporate governance practices and are responsive to shareholder concerns are more likely to produce better returns than those companies that do not follow these practices or act in such a manner.

As a general matter, the Board of Trustees has delegated to Advisors responsibility for voting the proxies of the portfolio companies in accordance with Board approved guidelines established by the Trustee Committee on Corporate Governance and Social Responsibility. Guidelines for proposals related to corporate governance proposals and social issues are articulated in the TIAA-CREF Policy Statement on Corporate Governance, attached as Appendix A to this Statement of Additional Information.

Advisors has a team of professionals responsible for reviewing and voting each proxy. In analyzing a proposal, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include third-party proxy advisory firms, various corporate governance related publications and TIAA-CREF investment professionals. Based on their analysis of each proposal and guided by the TIAA-CREF Policy Statement on Corporate Governance, these professionals then vote in a manner intended solely to advance the interests of the funds’ shareholders. Occasionally, when a proposal relates to social or environmental concerns or governance issues not addressed in the TIAA-CREF Policy Statement on Corporate Governance, Advisors seeks guidance on how to vote from the Trustee Committee on Corporate Governance and Social Responsibility.

The funds believe there are no material conflicts of interest that interfere with their voting decisions. There may be rare instances in which a trustee or senior executive of the funds, Advisors or Advisors’ affiliates is either a director or executive of a portfolio company. In such cases, this individual is required to recuse himself from all decisions regarding the portfolio company.

A report of proxies voted for the funds is made quarterly to the funds’ Board and/or the Finance Committee, noting any proxies that were voted in exception to the TIAA-CREF Policy Statement on Corporate Governance.

An annual record of all proxy votes cast for the funds during the most recent 12-month period ended June 30 can be obtained, free of charge, at www.tiaa-cref.org, and on the SEC’s website at www.sec.gov.

PRINCIPAL HOLDERS OF SECURITIES

As of April 1, 2005, the following persons or entities are known by the fund to hold, as record holders, 5% or more of the outstanding shares of the following funds. These amounts may include beneficial ownership of more than 5% of the outstanding shares of the respective funds by persons whose interests in the shares of the respective funds are held of record by the listed entities:

TIAA-CREF Managed Allocation Fund
730 Third Avenue
New York, NY 10017
International Equiry Fund	16.52%
Growth Equity Fund	19.27%
Bond Plus Fund	37.98%

TIAA-CREF Trust Company, FSB (the “Trust Company”)
211 North Broadway-Suite 1000
St. Louis, MO 63102
Tax-Exempt Bond Fund	13.91%
Short-Term Bond Fund	42.14%
High-Yield Bond Fund	38.74%

Vanguard National Trust Company
P.O. Box 709
Valley Forge, PA 19482
Social Choice Equity Fund	6.05%

The University of Chicago
450 North Cityfront Plaza Drive
Chicagop, IL 60611
International Equity Fund	15.70%

New York Academy of Medicine
1216 5th Avenue
New York, NY 10029
Short-Term Bond Fund	6.30%

The current Trustees and Officers of the funds, as a group, beneficially own less than 1% of each fund’s shares.

Any person owning more than 25% of each fund’s shares may be considered a “controlling person” of that fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other fund shareholders.

INVESTMENT ADVISORY AND
OTHER SERVICES

As explained in the Prospectus, investment advisory and related services for each of the funds are provided by personnel of Advisors. Advisors manages the investment and reinvestment of the assets of each fund, subject to the direction and control of the Finance Committee of the Board of Trustees. Through September 30, 2002, Advisors agreed to waive a portion of its fee for managing each fund. Effective October 1, 2002, the waiver agreement was eliminated and each fund’s investment management fee was lowered to the amount that was previously each fund’s net investment management fee.

Personal Trading Policy. The TIAA-CREF Mutual Funds, Advisors and Teachers Personal Investors Services, Inc. (“TPIS”)

  B-24   | Statement of Additional Information  TIAA-CREF Mutual Funds

have adopted codes of ethics under Rule 17j-1 of the 1940 Act and under Rule 204A-1 of the Investment Advisers Act of 1940. These codes govern personal trading activities of certain employees, or “access persons,” and members of their households. While these individuals may invest in securities that may also be purchased or held by the funds, they must also generally preclear and report all transactions involving securities covered under the codes. In addition, access persons must generally send duplicates of all confirmation statements and other brokerage account reports to a special compliance unit for review. These codes of ethics have been filed with the SEC and may be obtained: (1) through the SEC’s Public Reference Room (call 1-202-942-8090 for more information; (2) through the EDGAR Database at www.sec.gov; (3) upon request at publicinfo@sec.gov; or (4) by writing the SEC’s Public Reference Section, Washington, DC 20549.

Advisory Fees. Advisory fees are payable monthly to Advisors. They are calculated as a percentage of the average value of the net assets each day for each fund, and are accrued daily proportionately at 1/365th (1/366th in a leap year) of the rates set forth in the Prospectus. During 2002, 2003 and 2004 dollar amounts of expenses for each fund, before and after the waiver, attributable to advisory fees were as follows (there are no investment advisory fees payable for the Managed Allocation Account):
	Gross			Waived			Net

	2002	2003	2004	2002	2003	2004	2002	2003	2004

International Equity Fund	$2,146,257	$1,148,542	$1,542,698	$ 947,469	N/A	N/A	$1,198,788	$1,148,542	$1,542,698
Growth Equity Fund	$4,320,720	$2,161,141	$2,458,675	$2,015,214	N/A	N/A	$2,305,506	$2,161,141	$2,458,675
Growth & Income Fund	$4,555,807	$2,157,948	$2,275,187	$2,153,675	N/A	N/A	$2,402,132	$2,157,948	$2,275,187
Bond Plus Fund	$2,186,021	$1,201,369	$1,345,320	$1,197,103	N/A	N/A	$ 988,918	$1,201,369	$1,345,320
Money Market Fund	$4,778,513	$1,931,899	$1,757,705	$2,703,682	N/A	N/A	$2,074,831	$1,931,899	$1,757,705
Equity Index Fund	$ 833,457	$ 640,253	$ 906,118	$ 488,866	N/A	N/A	$ 344,591	$ 640,253	$ 906,118
Social Choice Equity Fund	$ 453,403	$ 188,939	$ 247,742	$ 263,928	N/A	N/A	$ 189,475	$ 188,939	$ 247,742
High-Yield Bond Fund	$ 695,279	$ 501,788	$ 819,025	$ 365,835	N/A	N/A	$ 329,444	$ 501,788	$ 819,025
Short-Term Bond Fund	$ 653,548	$ 543,984	$ 718,095	$ 341,607	N/A	N/A	$ 311,941	$ 543,984	$ 718,095
Tax-Exempt Bond Fund	$ 701,728	$ 481,705	$ 544,481	$ 372,845	N/A	N/A	$ 328,883	$ 481,705	$ 544,481

JPMorgan Chase Bank, 4 Chase MetroTech Center, Brooklyn, NY 11245 acts as custodian for the TIAA-CREF Mutual Funds. Pursuant to the investment management agreement between Advisors and the Fund, Advisors has agreed to pay the Fund’s custodian for these services.

BFDS acts as the transfer and dividend paying agent for the funds. Pursuant to the investment management agreement between Advisors and the fund, Advisors has agreed to pay the fund’s transfer and dividend paying agent for these services.

Ernst & Young, LLP, 5 Times Square, New York, NY 10036 served as independent auditors of the TIAA-CREF Mutual Funds.

Teachers Insurance and Annuity Association of America (“TIAA”), an insurance company, holds all of the shares of TIAA-CREF Enterprises, Inc., which in turn holds all the shares of Advisors and of TPIS, the principal underwriter for the TIAA-CREF Mutual Funds. TIAA also holds all the shares of TIAA-CREF Individual & Institutional Services, LLC (“Services”) and TIAA-CREF Investment Management, LLC (“Investment Management”). Services acts as the principal underwriter, and Investment Management provides investment advisory services, to the College Retirement Equities Fund, a companion organization to TIAA. All of the foregoing are affiliates of the TIAA-CREF Mutual Funds and Advisors.

INFORMATION ABOUT THE FUNDS— PORTFOLIO MANAGEMENT TEAMS

Portfolio management team members are compensated through a combination of base salary, annual performance awards and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are based on the pre-tax investment performance of the funds and other investment vehicles the portfolio management team member manages, relative to the performance of the fund’s or other investment product’s benchmark index and peer group, for a weighted four-year period — with the most weight given to the current year (40%) followed by 25%, 20% and 15% for the preceding three years, respectively. Competitive pay in the marketplace is also considered in determining total compensation. The size of the compensation pool available to pay portfolio management team members is based on corporate performance across the TIAA-CREF organization. Investment performance, as measured against investment benchmarks and peer groups for the weighted three-year period, is one of the key performance indicators for this assessment. Net flows are a small factor (less than 5%) in this assessment; therefore, the corporate pool of dollars from which portfolio managers are compensated is minimally affected by growth of fund assets and net fund flows.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

The following chart includes information relating to the portfolio management team members listed in the prospectus, such as other accounts managed by them (registered investment companies and registered and unregistered pooled investment vehicles), total assets in those accounts, and the dollar range of equity securities owned in each of the funds they manage, as of December 31, 2004. None of the persons indicated below currently manages any other investment accounts.

TIAA-CREF Mutual Funds  Statement of Additional Information | B-25

Additional Information Regarding Portfolio Managers | TIAA-CREF Mutual Funds	continued

INTERNATIONAL EQUITY FUND
	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund

Yumiko Miura	3	1	$11,464	$55	$0
Jacob Pozharny	4	1	$11,551	$55	$0
Steven Rossiello, CFA	4	1	$11,551	$55	$0
Christopher Semenuk	3	1	$11,464	$55	$1–$10,000

GROWTH EQUITY FUND
	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund

Susan Cordes, CFA	6	2	$12,591	$43	$0
David C. Fording, CFA	4	2	$12,506	$43	$50,001–$100,000
Gregory B. Lutrell, CFA	4	2	$12,506	$43	$0
Ruxiang (Michael) Qian	6	2	$12,591	$43	$0

GROWTH & INCOME FUND
	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund

Pei Chen	2	0	$1,344	$0	$0
Hans L. Erickson, CFA	3	5	$112,125	$145	$10,001–$50,000
Susan Kempler	2	0	$1,344	$0	$0
William Riegel, CFA	3	6	$112,125	$232	$0
Michael S. Shing, CFA	2	0	$1,344	$0	$0

EQUITY INDEX FUND
	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund

Anne Sapp, CFA	18	0	$19,603	$0	$0

SOCIAL CHOICE EQUITY FUND
	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund

Anne Sapp, CFA	18	0	$19,603	$0	$0

MANAGED ALLOCATION FUND
	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund

Scott Budde, CFA	7	0	$510	$0	$0
Stephen MacDonald	7	0	$510	$0	$0

B-26     |     Statement of Additional Information TIAA-CREF Mutual Funds

Additional Information Regarding Portfolio Managers | TIAA-CREF Mutual Funds

HIGH-YIELD BOND FUND
	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund

Michael Ainge, CFA	0	1	$279	$76	$1–$10,000
Jean Lin, CFA	0	1	$279	$76	$1–$10,000
Kevin R. Lorenz, CFA	0	2	$279	$181	$1–$10,000
John G. Morriss	0	1	$279	$76	$10,001–$50,000
Richard Tanner, CFA	0	1	$279	$76	$1–$10,000

SHORT-TERM BOND FUND
	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund

John Cerra	5	2	$14,212	$158	$0
Richard Cheng	5	1	$14,212	$52	$0
Stephen Liberatore, CFA	5	2	$14,212	$158	$0
Steven Raab	5	1	$14,212	$52	$0

TAX-EXEMPT BOND FUND
	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund

Carmen M. Failla	0	0	$194	$0	$0
Peter Scola	0	0	$194	$0	$1-$10,000

BOND PLUS FUND
	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund

John Cerra	5	2	$14,212	$158	$0
Richard Cheng	5	1	$14,212	$52	$0
Stephen Liberatore, CFA	5	2	$14,212	$158	$0
Steven Raab	5	1	$14,212	$52	$0

MONEY MARKET FUND
	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund

Michael Ferraro	5	0	$11,523	$0	$0
Joseph Rolston	5	0	$11,523	$0	$0
Steve Traum	5	1	$11,523	$7,246	$1-$10,000

POTENTIAL CONFLICTS OF INTEREST OF ADVISORS AND PORTFOLIO MANAGERS

Portfolio managers of the funds may also manage other registered investment companies, unregistered investment pools and investment accounts that might raise potential conflicts of interest. Advisors has put in place policies and procedures designed to mitigate any such conflicts. These include:

Aggregation and Allocation of Transactions. Advisors may, on occasion, aggregate or “bunch” orders of the funds and its other client accounts, in each case consistent with Advisors’ policy to seek best execution for all orders. Advisors has adopted procedures to ensure that the funds are afforded equal opportunity with Advisors’ other clients to receive investment allocations and that such allocations are provided to the funds

     TIAA-CREF Mutual Funds Statement of Additional Information     |     B-27

and Advisors’ other client accounts in a manner that is consistent with Advisors’ fiduciary obligations.

Research. Advisors allocates brokerage commissions to brokers who provide execution and research services for the funds and some or all of Advisors’ other clients. Such research services may not always be utilized in connection with the funds or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services.

IPO Allocation. Advisors has adopted procedures to ensure that it allocates initial public offerings to the funds and Advisors’ other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

Compensation. The compensation paid to Advisors for managing the funds, as well as its other clients, is based on a percentage of assets under management. Advisors is not paid performance-based fees for its management of the funds or any other client accounts. Advisors’ compensation structure therefore does not raise conflicts of interest that may arise when an investment adviser is paid management fees based on performance of some of its client’s accounts and not others.

ABOUT THE TIAA-CREF MUTUAL FUNDS AND THE SHARES

As a Delaware business trust, the TIAA-CREF Mutual Funds’ operations are governed by its Declaration of Trust dated January 13, 1997, as amended (the Declaration). A copy of the TIAA-CREF Mutual Funds’ Certificate of Trust, dated January 15, 1997, as amended, is on file with the Office of the Secretary of State of the State of Delaware. Upon the initial purchase of shares of beneficial interest in the TIAA-CREF Mutual Funds each shareholder agrees to be bound by the Declaration, as amended from time to time.

INDEMNIFICATION OF SHAREHOLDERS

Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (DBTA) provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The TIAA-CREF Mutual Funds’ Declaration expressly provides that the TIAA-CREF Mutual Funds has been organized under the DBTA and that the Declaration is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware business trust, such as the TIAA-CREF Mutual Funds, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case the TIAA-CREF Mutual Funds’ shareholders could possibly be subject to personal liability.

To guard against this risk, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of the TIAA-CREF Mutual Funds and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the TIAA-CREF Mutual Funds or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the TIAA-CREF Mutual Funds or any series of the TIAA-CREF Mutual Funds; and (iii) provides that the TIAA-CREF Mutual Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the TIAA-CREF Mutual Funds and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the TIAA-CREF Mutual Funds itself would be unable to meet its obligations. In the light of DBTA, the nature of the TIAA-CREF Mutual Funds’ business, and the nature of its assets, the risk of personal liability to a TIAA-CREF Mutual Funds shareholder is remote.

INDEMNIFICATION OF TRUSTEES

The Declaration further provides that the TIAA-CREF Mutual Funds shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the TIAA-CREF Mutual Funds. The Declaration does not authorize the TIAA-CREF Mutual Funds to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

LIMITATION OF FUND LIABILITY

All persons dealing with an investment fund must look solely to the property of that particular fund for the enforcement of any claims against that fund, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a fund or the TIAA-CREF Mutual Funds. No investment fund is liable for the obligations of any other investment fund. Since the funds use a combined Prospectus, however, it is possible that one fund might become liable for a misstatement or omission in the Prospectus regarding another fund with which its disclosure is combined. The Trustees have considered this factor in approving the use of the combined Prospectus.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

Under the Declaration, the TIAA-CREF Mutual Funds are not required to hold annual meetings to elect Trustees or for other purposes, although it may choose to do so periodically. The TIAA-CREF Mutual Funds will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the TIAA-CREF Mutual Funds.

Shares of the TIAA-CREF Mutual Funds do not entitle their holders to cumulative voting rights, so that the holders of more than 50 percent of the net asset value represented by the outstanding shares of the TIAA-CREF Mutual Funds may elect all of

B-28     |     Statement of Additional Information TIAA-CREF Mutual Funds

the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. As determined by the Trustees, shareholders are entitled to one vote for each dollar of net asset value (number of shares held times the net asset value of the applicable fund).

ADDITIONAL PORTFOLIOS

Pursuant to the Declaration, the Trustees may establish additional investment portfolios (technically “series” of shares) in the TIAA-CREF Mutual Funds. As authorized, in February 2000 the Trustees established five additional investment portfolios: the Equity Index Fund, the Social Choice Equity Fund, the Short-Term Bond Fund, the High-Yield Bond Fund and the Tax-Exempt Bond Fund. Furthermore, the Trustees may establish additional funds in the future. The establishment of additional investment funds would not affect the interests of current shareholders in the existing eleven funds.

DIVIDENDS AND DISTRIBUTIONS

Each share of a fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the TIAA-CREF Mutual Funds as a whole or any individual investment fund, shareholders of the affected fund are entitled to receive their proportionate share of the assets that are attributable to their shares and which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion, or subscription rights. All shares, when issued, will be fully paid and non-assessable.

PRICING OF SHARES

The assets of the funds are valued as of the close of each valuation day in the following manner:

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE READILY AVAILABLE

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m.) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Such an equity security may also be valued at fair value as determined in good faith by the Finance Committee of the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time a Fund’s net asset value is calculated.

FOREIGN INVESTMENTS

Investments traded on a foreign exchange or in foreign markets are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the fund. If events materially affecting the value of foreign investments occur between the time their share price is determined and the time when a fund’s net asset value is calculated, such investments will be valued at fair value as determined in good faith by the Finance Committee of the Board and in accordance with the responsibilities of the Board as a whole.

DEBT SECURITIES

Debt securities (excluding money market instruments) for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing an independent pricing service, except when we believe the prices don’t accurately reflect the security’s fair value.

Values for money market instruments (other than those in the Money Market Fund) with maturities of one year or less are valued in the same manner as debt securities stated in the preceding paragraph, or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

All debt securities may also be valued at fair value as determined in good faith by the Finance Committee of the Board of Trustees.

SPECIAL VALUATION PROCEDURES FOR THE MONEY MARKET FUND

For the Money Market Fund, all of its assets are valued on the basis of amortized cost in an effort to maintain a constant net asset value per share of $1.00. The Board has determined that such valuation is in the best interests of the fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund that uses available market quotations to value all of its securities.

The Board has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund’s investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates by more than 1/2 of 1 percent from $1.00 per share. In the event such deviation should exceed 1/2 of 1 percent, the Board will promptly consider initiating corrective action. If

     TIAA-CREF Mutual Funds Statement of Additional Information     |     B-29

the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the fund; (3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund’s net asset value might still decline.

OPTIONS AND FUTURES

Portfolio investments underlying options are valued as described above. Stock options written by a fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of a fund’s net assets will be increased or decreased by the difference between the premiums received on written options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when a fund writes a call option, the amount of the premium is included in the fund’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale are increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from a fund’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value, as determined in good faith under the direction of the Trustees.

TAX STATUS

The following discussion of the federal tax status of the funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action.

QUALIFICATION AS REGULATED INVESTMENT COMPANY

Each fund is treated as a separate taxpayer for federal income tax purposes. The Trust intends for each fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”) and to qualify as a regulated investment company each year. If a fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Trust intends each fund to do, then under the provisions of Subchapter M of the Code the fund should have little or no liability for federal income taxes. In particular, a fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

A fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from: (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (b) net income derived from an investment in a “qualified publicly traded partnership”; and (2) at the close of each quarter of the fund’s taxable year, (a) at least 50% of the value of the fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the fund’s total assets may consist of such other securities of any one issuer, and the fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships”.

If for any taxable year a fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to

B-30     |     Statement of Additional Information TIAA-CREF Mutual Funds

federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such fund’s available earnings and profits.

DISTRIBUTIONS TO AVOID FEDERAL EXCISE TAX

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed for prior years (the “excise tax avoidance requirements”). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. Therefore, in order to avoid the federal excise tax, each fund must make (and the Trust intends that each will make) the foregoing distributions.

CAPITAL LOSS CARRYFORWARDS

As of December 31, 2004, the following funds have capital loss “carryforwards” as indicated below. To the extent provided in the Code and regulations thereunder, a fund may carry forward such capital losses to offset realized capital gains in future years. To the extent that these losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.
	Date of Expiration

	12/31/09	12/31/10	12/31/11	12/31/12	Total

International Equity Fund	$ —	$ 36,684,291	$20,506,430	$ —	$ 57,190,721
Growth Equity Fund	147,707,537	129,325,246	60,601,952	9,871,623	347,506,358
Growth & Income Fund	6,524,778	57,079,675	39,342,773	—	102,947,226
Social Choice Equity Fund	—	1,519,757	—	—	1,519,757
Managed Allocation Fund	—	—	17,189,720	—	17,189,720
High-Yield Bond Fund	—	4,344,978	3,834,466	—	8,179,444
Money Market Fund	—	—	1,276	—	1,276

INVESTMENTS IN FOREIGN SECURITIES

Investment income received from sources within foreign countries, or capital gains earned by a fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a fund’s assets to be invested within various countries is not now known. The Trust intends that each fund will operate so as to qualify for applicable treaty-reduced rates of tax.

If a fund qualifies as a regulated investment company under the Code, and if more than 50% of the fund’s total assets at the close of the taxable year consists of securities of foreign corporations, then the Trust may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the fund (including certain withholding taxes that can be treated as income taxes under U.S. income tax principles) as paid by its shareholders. The International Equity fund anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a fund makes such an election, an amount equal to the foreign income taxes paid by the fund would be included in the income of its shareholders and the shareholders often would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election for a fund, the Trust will report to the shareholders of the fund, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Certain limitations based on the unique tax situation of a shareholder may apply to limit the extent to which the credit or the deduction for foreign taxes may be claimed by such shareholder.

If a fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable fund to recognize taxable income or gain without the concurrent receipt of cash. Any fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by a fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a fund’s investment in securities (possibly including speculative currency

     TIAA-CREF Mutual Funds Statement of Additional Information     |     B-31

positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the fund must derive at least 90% of its annual gross income.

INVESTMENTS WITH ORIGINAL ISSUE DISCOUNT

Each fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each fund must meet the 90% distribution requirement to qualify as a regulated investment company, a fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

OPTIONS, FUTURES, AND SWAPS

A fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer losses of the fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a fund, (2) could require the fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of a fund as a regulated investment company, the Trust seeks to monitor transactions of each fund, seeks to make the appropriate tax elections on behalf of each fund and seeks to make the appropriate entries in each fund’s books and records when the fund acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

SHAREHOLDER TAXATION

The following discussion of certain federal income tax issues of shareholders of the funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a fund may also be subject to state, local and foreign taxes. Shareholders should consult their own tax advisers as to the federal, state, local or foreign tax consequences of ownership of shares of, and receipt of distributions from, the funds in their particular circumstances.

DISTRIBUTIONS

Distributions of a fund’s investment company taxable income are taxable as ordinary income to shareholders to the extent of the fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Any distribution of a fund’s net capital gain properly designated by a fund as “capital gain dividends” is taxable to a shareholder as long-term capital gain regardless of a shareholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in a fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash.

At the Trust’s option, the Trust may cause a fund to retain some or all of its net capital gain for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, the fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the fund. The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his, her or its shares. Since the Trust expects a fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gains. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gains should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his, her or its behalf. In the event the Trust chooses this option on behalf of a fund, the Trust must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

Any dividend declared by a fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

B-32     |     Statement of Additional Information TIAA-CREF Mutual Funds

BUYING A DIVIDEND

An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his, her or its shares. In addition, an investor should be aware that, at the time he, she or it purchases shares of a fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the fund’s portfolio or undistributed taxable income of the fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

QUALIFIED DIVIDEND INCOME

Individual shareholders may be eligible to treat a portion of a fund’s ordinary income dividends as “qualified dividend income” that is subject to tax at the same reduced maximum rates applicable to long-term capital gains; corporations are not eligible for the reduced maximum rates on qualified dividend income. The Trust must designate the portion of any distributions by a fund that are eligible to be treated as qualified dividend income in a written notice within 60 days of the close of the relevant taxable year. In general, the maximum amount of distributions by a fund that may be designated as qualified dividend income for that taxable year is the total amount of qualified dividend income received by that fund during such year. If the qualified dividend income received by a fund is equal to 95% (or a greater percentage) of the fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the fund will be qualified dividend income. In order to constitute qualified dividend income to the fund, a dividend must be received from a U.S. domestic corporation (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) or a qualified foreign corporation. In addition, the dividend must be paid in respect of the stock that has been held by the fund, for federal income tax purposes, for at least 61 days during the 121-day period that begins 60 days before the stock becomes ex-dividend. In order to be eligible to treat a dividend from a fund as qualified dividend income, individual shareholders must also meet the foregoing minimum holding period requirements with respect to their shares of the applicable fund. Little, if any, of the ordinary dividends paid by the Fixed-Income Funds or the Money Market Fund are expected to constitute qualified dividend income.

DIVIDENDS-RECEIVED DEDUCTION

The Trust’s ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that the Trust has received qualifying dividend income during the taxable year; capital gain dividends distributed by the Trust are not eligible for the dividends-received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the fund, for federal income tax purposes, for at least 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 180-day period that begins 90 days before the stock becomes ex-dividend). The Trust must also designate the portion of any distribution that is eligible for the dividends-received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends-received deduction with respect to distributions from a fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable fund. If a corporation borrows to acquire shares of a fund, it may be denied a portion of the dividends-received deduction it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

GAINS AND LOSSES ON REDEMPTIONS

A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his, her or its shares. The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his, her or its shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a fund, and if the share is sold before it has been held by the shareholder for more than six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same fund are purchased (including any purchase through a reinvestment of distributions from the fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a fund sells his, her or its shares within 90 days of purchase and subsequently acquires shares of another fund of the Trust on which a sales charge normally is imposed without paying such sales charge in

     TIAA-CREF Mutual Funds Statement of Additional Information     |     B-33

accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his, her or its basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the fund subsequently acquired.

LONG-TERM CAPITAL GAINS

In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 15% (or 5% in the case of individual investors who are in the 10% or 15% tax bracket) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares), while other income may be taxed at rates as high as 35%. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

DEDUCTION OF CAPITAL LOSSES

Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

REPORTS TO SHAREHOLDERS

The Trust sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income (including any portion eligible to be treated as qualified dividend income or to be deducted pursuant to the dividends-received deduction) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS.

BACKUP WITHHOLDING

The Trust may be required to withhold U.S. federal income tax (“backup withholding”) from all taxable distributions payable to: (1) any shareholder who fails to furnish the Trust with his, her or its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Trust that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The backup withholding is not an additional tax and may be returned or credited against a taxpayer’s regular federal income tax liability if appropriate information is provided to the IRS.

SHARES HELD IN CERTAIN CUSTODY ACCOUNTS

Shares held in custody accounts as permitted by Code Sections 403(b)(7) and 408 (IRAs), are subject to special tax treatment. The federal income tax on earnings in such accounts is deferred, and there are restrictions on the amounts that can be distributed from such accounts without adverse federal income tax consequences for investors in such accounts. Distributions from such accounts may be subject to taxation as ordinary income in the year distributed and investors in such accounts may have to pay a penalty tax for certain distributions. Shareholders invested through such accounts should consult their tax adviser or Services for more information.

TREATMENT OF TAX-EXEMPT BOND FUND

The Tax-Exempt Bond Fund expects to qualify to pay “exempt-interest dividends” which may be treated by shareholders as items of interest that is exempt from regular federal income tax. (Distributions derived from net long-term capital gains of the Tax-Exempt Bond Fund will ordinarily be taxable to shareholders as long-term capital gains and any distributions derived from taxable interest income, net short-term capital gains, and certain net realized foreign exchange gains will be taxable to shareholders as ordinary income.) The recipient of exempt-interest dividends is required to report such income on his or her federal income tax return, but if a shareholder borrows funds to purchase or carry shares of the Tax-Exempt Bond Fund, interest paid on such debt is not deductible. In addition, exempt-interest dividends will be taken into account in determining the extent to which a shareholder’s Social Security or certain railroad retirement benefits are taxable. Any losses realized by shareholders who dispose of shares of the Tax-Exempt Bond Fund with a tax holding period of six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares.

The Tax-Exempt Bond Fund may invest a portion of its assets in private activity bonds, the interest from which (including the Fund’s distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (AMT), both individual and corporate. Income from securities that are a preference item is included in the computation of the AMT and, in the case of corporations, all exempt-interest income, whether or not attributable to private activity bond interest, may increase a corporate shareholder’s liability, if any, for AMT.

Shareholders who have not held shares of the Tax-Exempt Bond Fund for such fund’s full taxable year may have designated as tax-exempt interest or as a tax preference item a percentage of distributions which is not equal to the actual amount of tax-exempt income or tax preference income earned by the fund during the period of their investment.

A portion of the dividends to shareholders from the Tax-Exempt Bond Fund may be exempt from state and local taxes. Income from investments in the shareholder’s state of residence is generally tax-exempt. The Tax-Exempt Bond Fund will direct the Transfer Agent to send shareholders a breakdown of income from each state in order to aid them in preparing tax returns.

B-34     |     Statement of Additional Information TIAA-CREF Mutual Funds

BROKERAGE ALLOCATION

Advisors is responsible for decisions to buy and sell securities for the funds as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of a fund, its personnel may, consistent with their fiduciary obligations, decide either to buy or to sell a particular security for the fund at the same time as for other funds it may be managing, or that may be managed by its affiliate, TIAA-CREF Investment Management, LLC (“Investment Management”), another investment adviser subsidiary of TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio.

Advisors may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Advisors will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the funds or other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker’s compensation should be related to those services.

The following table shows the aggregate amount of brokerage commissions paid to firms that provided research services in 2004. Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

Aggregate Amount of
Commissions Paid to
Firms that Provided
Fund	Research Services

Equity Index Fund	$5,899
Growth & Income Fund	$281,502
Growth Equity Fund	$501,608
International Equity Fund	$177,440
Social Choice Equity Fund	$580

Research or services obtained for one fund may be used by Advisors in managing the other funds or in managing other investment company portfolios. The research or services obtained may also be used by Investment Management in managing CREF. Under each such circumstance, the expenses incurred will be allocated in an equitable manner consistent with Advisors’ fiduciary duty to the funds.

The aggregate amount of brokerage commissions paid by the Funds during 2002 was as follows:

Fund	Commissions

International Equity Fund	$ 427,373
Growth & Income Fund	$1,087,355
Growth Equity Fund	$ 396,298
Equity Index Fund	$ 23,484
Social Choice Equity Fund	$ 12,670

The Aggregate amount of brokerage commissions paid by the Funds during 2003 was as follows:

Fund	Commissions

International Equity Fund	$ 450,431
Growth & Income Fund	$1,248,473
Growth Equity Fund	$ 553,258
Equity Index Fund	$ 38,955
Social Choice Equity Fund	$ 8,029

The Aggregate amount of brokerage commissions paid by the Funds during 2004 was as follows:

Fund	Commissions

International Equity Fund	$312,424
Growth & Income Fund	$378,443
Growth Equity Fund	$648,907
Equity Index Fund	$17,275
Social Choice Equity Fund	$46,846
High Yield Bond Fund	$79

During 2004, certain of the Funds acquired securities of certain of the regular brokers or dealers or their parents. These entities and the value of a Fund’s aggregate holdings in the securities of those entities on December 31, 2004 are set forth below:

     TIAA-CREF Mutual Funds Statement of Additional Information     |     B-35

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID:

Fund	Broker	Parent	Holdings (US$)

Equity Index Fund	Goldman, Sachs & Co	Goldman Sachs Group, Inc	$ 907,749
	Merrill Lynch Pierce Fenner & Smith	Merrill Lynch & Co Inc	$ 1,528,319
	Lehman Brothers Inc	Lehman Brothers Holdings Inc	$ 651,464
	Schwab Soundview Capital	Charles Schwab Corp	$ 318,567
Growth Equity Fund	Morgan Stanley & Co, Inc	Morgan Stanley	$ 2,811,588
	Goldman, Sachs & Co	Goldman Sachs Group, Inc	$ 6,624,331
Growth & Income Fund	Morgan Stanley & Co, Inc	Morgan Stanley	$ 154,290
	JPMorgan Securities	JPMorgan Chase & Co	$ 6,950,841
International Equity Fund	Deutsche Bank Alex Brown	Deutsche Bank AG	$ 1,726,004
	Warburg Dillion Read	UBS AG	$11,019,210
Social Choice Equity Fund	Goldman, Sachs & Co	Goldman Sachs Group, Inc	$ 711,217
	JPMorgan Securities	JPMorgan Chase & Co	$ 2,095,539
	Instinet Corp	Instinet Group Inc	$ 44,930

REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL:

Fund	Broker	Parent	Holdings (US$)

Equity Index Fund	Goldman, Sachs & Co	Goldman Sachs Group, Inc	$ 907,749
	JPMorgan Securities	JPMorgan Chase & Co	$ 3,703,882
Growth Equity Fund	Morgan Stanley & Co, Inc	Morgan Stanley	$ 2,811,588
	Goldman, Sachs & Co	Goldman Sachs Group, Inc	$ 6,624,331
Growth & Income Fund	Morgan Stanley & Co, Inc	Morgan Stanley	$ 154,290
	JPMorgan Securities	JPMorgan Chase & Co	$ 6,950,841
Bond Plus Fund	JPMorgan Securities	JPMorgan Chase & Co	$ 1,085,820
	Morgan Stanley & Co, Inc	Morgan Stanley	$ 2,525,949
	Lehman Brothers Inc	Lehman Brothers Holdings Inc	$ 2,065,912
International Equity Fund	Warburg Dillion Read	UBS AG	$11,019,210
Short-Term Bond Fund	JPMorgan Securities	JPMorgan Chase & Co	$ 980,124
	Morgan Stanley & Co, Inc	Morgan Stanley	$ 2,506,445
Social Choice Equity Fund	Goldman, Sachs & Co	Goldman Sachs Group, Inc	$ 711,217
	JPMorgan Securities	JPMorgan Chase & Co	$ 2,095,539

DIRECTED BROKERAGE

In accordance with the 1940 Act, as amended, the funds have adopted a policy prohibiting the funds to compensate brokers or dealers for the sale or promotion of fund shares by the direction of portfolio securities transactions for the funds to such brokers or dealers. In addition, Advisors has instituted policies and procedures so that Advisors personnel do not violate this policy of the funds.

UNDERWRITERS

TPIS may be considered the “principal underwriter” for the TIAA-CREF Mutual Funds. Shares of the TIAA-CREF Mutual Funds are offered on a continuous basis with no sales load. Pursuant to a Distribution Agreement with the TIAA-CREF Mutual Funds, TPIS has the right to distribute shares of the TIAA-CREF Mutual Funds from year to year subject to approval by the Funds’ Board of Trustees. Under a Distribution Compensation Agreement between TPIS and Advisors, Advisors has agreed to pay TPIS monthly for distribution of Fund shares an amount equal to a .40 percent of the aggregate amount of purchase payments for shares of the Funds during each month. TPIS was paid $5,148,970 for services to the Funds in 2004. TPIS receives no other compensation for its activities as distributor of TIAA-CREF Mutual Fund shares. TPIS may enter into Selling Agreements with one or more broker-dealers, which may or may not be affiliated with TPIS to provide distribution-related services to the TIAA-CREF Mutual Funds. Currently, TPIS has entered into a Selling Agreement with Services that permits Services to distribute the shares of the Mutual Funds on a limited basis.

VOTING RIGHTS

We do not plan to hold annual shareholder meetings. However, we may hold special meetings to elect trustees, change fundamental policies, approve a management agreement, or for other purposes. We will mail proxy materials to shareholders for these meetings, and we encourage shareholders who can’t attend to vote by proxy. The number of votes you have on any matter submitted to shareholders depends on the dollar value of your investment in the funds.

LEGAL MATTERS

All matters of applicable state law pertaining to the funds have been passed upon by George W. Madison, Executive Vice

B-36     |     Statement of Additional Information TIAA-CREF Mutual Funds

President and General Counsel of the TIAA-CREF Mutual Funds (and TIAA and CREF). Legal matters relating to the federal securities laws have been passed upon by Sutherland Asbill & Brennan LLP, Washington, DC.

EXPERTS

The financial statements incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP, an independent registered public accounting firm, as stated in their report appearing therein and have been so included in reliance upon the report of such firm given upon its authority as experts in accounting and auditing.

ADDITIONAL INFORMATION

Mr. William H. Waltrip, a trustee of TIAA, and Professor Stephen A. Ross, a trustee of TIAA-CREF Mutual Funds and the other TIAA-CREF registered investment companies (together, the “Funds”), resigned from their respective boards on November 30, 2004.

On August 1, 2003, the valuation practice, a non-auditing practice of Ernst & Young LLP (“E&Y”), the independent auditor to TIAA and the Funds, entered into an agreement with a company owned by the two trustees among others, a majority of which was owned by Professor Ross. The business relationship was created to develop intellectual property and related services to value corporate stock options. The aggregate amount paid by E&Y to the company under this agreement was approximately $1.33 million of which Professor Ross received, or will receive, approximately $335,000 (of which $60,000 represented reimbursement of expenses and $25,000 represented repayment of a loan he made to the company). Mr. Waltrip indicated that he had not received any payment from the company. The agreement and business activity thereunder was terminated on August 20, 2004, and a dissolution agreement was signed as of November 17, 2004.

On August 9, 2004, E&Y informed TIAA and the Funds that the business relationship between E&Y and the company owned by the trustees was not in accordance with the auditor independence standards of Regulation S-X and the Public Company Accounting Oversight Board. E&Y also notified the SEC and the Audit Committees of TIAA and the Funds of this business relationship. The Audit Committees consist entirely of independent trustees having no business relationships with TIAA, the Funds or E&Y.

The Audit Committees and the Boards of Trustees of TIAA and the Funds, and E&Y, each determined that the trustee’s business relationship with E&Y did not compromise E&Y’s independence from either TIAA or the Funds or the integrity or objectivity of the respective audits for 2003 and 2004. This determination was based on, among other things, the fact that the E&Y audit team was not aware of the business relationship when they issued the 2003 audit opinions on the financial statements of TIAA and the Funds and the business activity under the agreement was ceased in 2004 upon identification of the matter. Professor Ross and Mr. Waltrip had no other functions or responsibilities as Board members that would have caused them to have direct dealings with the E&Y audit team. Professor Ross and Mr. Waltrip were not members of the Audit Committees.

In November 2004, TIAA and the TIAA-CREF Funds, which includes TIAA-CREF Mutual Funds, initiated a request for proposal process to seek accounting firms with the requisite capacity and expertise to perform their respective 2005 audits, which was recently completed. In connection with this process, Professor Martin J. Gruber, the Chairman of the TIAA-CREF Funds, informed the Boards of the TIAA-CREF Funds that in 1999, he entered into a one-year contract to participate in an academic advisory program sponsored by a non-auditing practice of E&Y. The purpose of the program was to organize conferences, develop publications, and consult on engagements as an expert in his field. Professor Gruber advised the Boards of the TIAA-CREF Funds that the program was ended before it was launched and the contract expired in 2000.

Based on the facts described above, the Audit Committees and the Boards of Trustees of TIAA and the TIAA-CREF Fund, and E&Y, determined that Professor Gruber’s contract did not impair the audit independence of E&Y’s audit work for TIAA-CREF or the integrity or objectivity of the respective audits. But in keeping with TIAA-CREF’s current standards of auditor independence, Professor Gruber resigned from the Boards of the TIAA-CREF Funds. Nancy L. Jacob has been elected as Chairman of the Boards of the TIAA-CREF Funds.

On February 28, 2005, TIAA and the TIAA-CREF Funds determined and E&Y agreed that the audit relationship between E&Y and TIAA, and the TIAA-CREF Funds will cease. E&Y has substantially completed its audit work for TIAA and the TIAA-CREF Funds for their respective 2004 audits.

At a meeting held on February 28, 2005, the Audit Committees of TIAA and the TIAA-CREF Funds, along with the respective Boards of Trustees, approved the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for these entities for their 2005 audits. Upon completion of PricewaterhouseCoopers’ customary client acceptance procedures, an engagement letter was executed.

TIAA and/or the Funds have also taken steps to ensure that their respective trustees will identify promptly any business relationships that may bring the independence of the outside auditors into question. These steps include revising their officers and trustees questionnaires, improving the questionnaire review process, receiving quarterly auditor independence certifications, and enhancing continuing education for all trustees regarding SEC matters.

On December 6, 2004, the staff of the SEC informed TIAA and the Funds that it is conducting an informal inquiry into the E&Y auditor independence matter. TIAA and the Funds intend to fully cooperate with the SEC staff in connection with the informal inquiry.

FINANCIAL STATEMENTS

The audited financial statements for the TIAA-CREF Mutual Funds are incorporated herein by reference to the funds’ report on Form N-CSR, for the year ended December 31, 2004 which contains the Annual Report for the year ended December 31, 2004, which has been filed with the SEC and provided to all shareholders. We will furnish you, without charge, another copy of the Annual Report on request.

     TIAA-CREF Mutual Funds Statement of Additional Information     |     B-37

APPENDIX A

TIAA-CREF POLICY STATEMENT
ON CORPORATE GOVERNANCE

Introduction

Teachers Insurance and Annuity Association-College Retirement Equities Fund (TIAA-CREF) is a long-term investor in the U.S. and international equity markets. We recognize that the development, vitality and integrity of public corporations are critical to the strength of TIAA-CREF’s investments and to the country’s overall economy and society. We believe that sound corporate governance contributes significantly to long-term corporate performance. Accordingly, we conceive our fiduciary responsibility to our shareholders and participants to require that we be advocates for better corporate governance—both as a means to improve long-term value for our participants and to foster the investor confidence necessary for the long-term viability of the free market system.

TIAA-CREF’s views on corporate governance are founded on our conviction that good corporate governance should maintain the appropriate balance between the rights of shareholders—the owners of the corporations—and the needs of the board and management to direct and manage effectively the corporation’s affairs. A sound governance structure should reinforce a culture of corporate integrity, contribute to the identification and pursuit of long-term strategic goals of growth and profit and, most importantly, ensure continuity of strong leadership. At the same time, it should provide an active and vigilant line of defense against breaches of integrity and abuses of authority.

This Policy Statement sets forth our views as to what good corporate governance means in an ever-changing economic environment and presents our voting guidelines on major proxy issues. We expect that the statement will serve as a basis for dialogue with boards of directors and senior managers, with the objectives of improving corporate governance practices and increasing long-term shareholder value.

This is the fourth edition of this document, which is revised periodically by the Corporate Governance and Social Responsibility Committees of the TIAA-CREF boards. We note that this revision reflects our reaction to recent major corporate governance failures and market dysfunction and to the regulatory and legislative responses they provoked. New reforms, including the Sarbanes-Oxley legislation and the amended listing requirements of the major U.S. exchanges, have materially affected the market place and investor expectations. These reforms have served to codify into law and regulation many principles and policies that TIAA-CREF has long endorsed—a development our participation in the regulatory process helped to produce.

This statement reflects recent experience and strengthens and clarifies our corporate governance principles, to make them more useful to corporate managements, boards of directors, other shareholders and market participants. We place particular priority on three areas that were generally recognized as sources of significant and continuing corporate governance deficiencies: 1) the failure of boards of directors to play their required oversight role; 2) the failure of some professional advisors, including public accountants, law firms, investment bankers and consultants, to discharge their responsibilities properly, and 3) the failure of many investors, particularly institutional investors, to exercise effectively their rights and responsibilities or even to be heard on matters of corporate governance importantly affecting them. Our new policy initiatives reinforce and supplement the reforms announced to date and help to ensure that the spirit of these reforms is incorporated into practice.

Although many of the specifics in this statement relate principally to companies incorporated in the United States, the broad principles apply to all public corporations in which TIAA-CREF might invest. TIAA-CREF’s portfolio has been diversified internationally for many years, and we have played a significant role in efforts to improve global standards of corporate governance. We will continue to promote principles and practices of good corporate governance outside the United States, as explained in the section on global standards.

The Board of Directors

The primary responsibility of the board of directors is to foster the long-term success of the corporation, consistent with its fiduciary responsibility to shareholders and its obligations to regulators. To carry out this responsibility, the board must ensure that it is independent and accountable to shareholders and must exert authority for the continuity of executive leadership with proper vision and values. The board is singularly responsible for the selection and evaluation of the corporation’s chief executive officer and included in that evaluation is assurance as to the quality of senior management. The board should also be responsible for the review and approval of the corporation’s long-term strategy, the assurance of the corporation’s financial integrity, and the development of equity and compensation policies that motivate management to achieve and sustain superior long-term performance.

The board should put in place structures and processes that enable it to carry out these responsibilities effectively. Certain issues may be delegated appropriately to committees, including the audit, compensation and corporate governance/nominating committees, to develop recommendations to bring to the full board. Nevertheless, the board maintains overall responsibility for the work of the committees and the long-term success of the corporation.

TIAA-CREF puts major focus on the quality of the board of directors. Accordingly, while we normally vote for the board’s nominees, we will vote for alternative candidates when our analysis indicates that those candidates will better represent shareholder interests. We will withhold our vote from unopposed candidates when their record indicates that their election to the board would not be in the interest of shareholders. We also will withhold our vote from unopposed directors when the board as a whole has acted contrary to legitimate shareholder concerns.

A. Board Membership

1. Director Independence. The board should be comprised of a substantial majority of independent directors. This is a prime example of a principle long espoused by TIAA-CREF and now accepted by mainstream boards and senior managements. Going forward, TIAA-CREF will focus on how company boards inter-

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Appendix A | TIAA-CREF Policy Statement on Corporate Governance	continued

pret and implement the new exchange listing requirements as reflected by their actions and corporate governance positions and will encourage board practices that promote a spirit and culture of true independence and vitality.

More specifically, the definition of independence should extend beyond that incorporated in amended listing standards of the exchanges. We believe independence means that a director and his or her immediate family have no present or former employment with the company, nor any substantial connection of a personal or financial nature (other than equity in the company or equivalent stake) to the company or its management that could in fact or in appearance compromise the director’s objectivity and loyalty to shareholders. To be independent, the director must not provide, or be affiliated with any organization that provides goods or services for the company if a reasonable, disinterested observer could consider the relationship substantial.

True independence depends upon these and other factors that may not be readily discerned by shareholders. In view of the importance of independence, non-management directors should evaluate the independence of each of their fellow directors based on all information available to them and should disclose to shareholders how they determine that directors are capable of acting independently.

2. Director Qualifications. The board should be comprised of individuals who can contribute business judgment to board deliberations and decisions, based on their experience in relevant business, management disciplines or other professional life. Directors should reflect a diversity of background and experience, and at least one director should qualify as a financial expert for service on the audit committee. Each director should be prepared to devote substantial time and effort to board duties, taking into account other executive responsibilities and board memberships.

3. Board Alignment with Shareholders. Directors should have a direct, personal and material investment in the common shares of the company so as to align their attitudes and interests with those of public shareholders. The definition of a material investment will vary depending on directors’ individual circumstances. Director compensation programs should include shares of stock or restricted stock. TIAA-CREF discourages stock options as a form of director compensation; their use is less aligned with the interests of long-term equity owners than other forms of equity.

4. Director Education. Directors should continuously take steps through director education to improve their competence and understanding of their roles and responsibilities and to deepen their exposure to the company’s businesses, operations and management. The company should disclose whether directors are participating in such programs. New directors should receive comprehensive orientation, and all directors should receive periodic updates concerning their responsibilities or participate in periodic director education programs. Companies may develop and conduct such programs internally and may encourage directors to participate in independent programs available for director education through universities and organizations with a history of providing excellent education.

5. Disclosure of Any Monetary Arrangements. The board should approve and disclose to shareholders any monetary arrangements with directors for services outside normal board activities.

B. Board Responsibilities

1. Fiduciary Oversight. The board must exercise its fiduciary responsibilities in the best interests of the corporation and its shareholders. In addition to ensuring that corporate resources are used only for appropriate business purposes, the board should be a model of integrity and inspire a culture of high ethical standards. The board should mandate strong internal controls, avoid board member conflicts of interest, and promote fiscal accountability and compliance with all applicable laws and regulations. The board should develop a clear and meaningful set of governance principles and disclose them to shareholders on the company’s website, as well as in the annual report or proxy statement. The board also should develop procedures that require that it be informed of violations of corporate standards. Finally, through the audit committee, the board should be directly engaged in the selection and oversight of the corporation’s external audit firm.

2. CEO Selection and Succession Planning. The development, selection and evaluation of executive leadership are among the most important decisions the board will make. Continuity of strong executive leadership with proper values is critical to corporate success. Under such leadership, companies have the best opportunity to succeed and benefit shareholders. Indifferent or weak leadership over time allows the best of business positions to erode and a company’s fortunes to decline. To ensure the long-term success of the company and its shareholders, it is imperative that the board develop, select and support strong corporate leadership.

This process depends upon a thorough and effective management development and succession plan, and a sound evaluation process. The succession plan should identify high-potential executives and provide them with career development opportunities to advance in increasingly responsible positions. A thoughtful and deliberate succession plan will result in a pool of senior managers who have the experience and demonstrated capabilities to succeed as the Chief Executive Officer.

The evaluation process should be ongoing and should reflect a clear understanding between the board and the CEO regarding the corporation’s expected performance, including specific objectives and measures for CEO performance.

3. Strategic Planning. The board should review the company’s strategic plan at least annually. The strategic allocation of corporate resources to each of the company’s businesses is critical to its future success. Strategic plan reviews should include assessments of a) markets, products and customers for each major business segment; b) competitive strengths and weaknesses of the company; c) opportunities and threats confronting the company; d) key success factors and other elements necessary to maintain a competitive advantage; e) human resource management issues; and f) a projection of the firm’s financial resources,

     TIAA-CREF Mutual Funds Statement of Additional Information     |     B-39

Appendix A | TIAA-CREF Policy Statement on Corporate Governance	continued

which ensures flexibility and includes sufficient availability of capital needed to achieve its strategic objectives.

4. Equity Policy. The board should develop an equity policy that reflects its broad philosophy regarding the proportion of stock that the company intends to be available for executive compensation and communicate that policy to shareholders. The board should establish limits on the number of shares to be available for option programs, as measured by potential dilution, and should disclose the terms of those programs. As equity-based compensation has become an increasingly important part of executive compensation, it has claimed an increasingly larger share of the equity base of the corporation—in many cases far more than shareholders would have approved or the board may have intended. A well-designed equity policy will help to prevent such results and ensure that compensation is appropriately linked to both corporate performance and corporate resources.

C. Board Structure and Processes

1. Role of the Chairman. The board should organize its functions and conduct its business in a manner that enables it to carry out its responsibilities consistent with good governance principles. Thus, it should ensure that it is the focal point for accountability of the CEO and management of the company. In the absence of special circumstances, we would leave to the discretion of the board whether to separate the positions of CEO and chairman. However, when the board chooses not to separate the positions, it should designate a lead or presiding director who would preside over executive sessions of independent directors and, if the board determines it to be appropriate, would participate actively in the preparation of board agendas. The board should encourage full discussion of all issues before the board and provide appropriate resources for board members so that they may prepare for meetings.

2. Committee Structure. The board should delegate certain functions to committees. Under new regulations, three key committees must be comprised exclusively of independent directors: the audit committee, the compensation committee, and the corporate governance/nominating committee. The new requirements have also greatly expanded the responsibilities and necessary competencies of audit committee members. The credibility of the corporation will depend in part on the vigorous demonstration of independence by the committees and their chairs. Committees should have the right to retain and evaluate outside consultants and to communicate directly with staff below the senior level.

The committees should report back to the board on important issues they have considered and upon which they have taken action. The audit, compensation and corporate governance/nominating committees should meet in executive session on a regular basis with inclusion of management personnel, if appropriate because of issues under discussion, and also without such personnel being present. If the company receives a shareholder proposal, the committee most appropriate to consider the matter should review the proposal and the management response to it. Each committee should create and disclose to shareholders a clear and meaningful charter specifying its role and responsibilities, including the following:

• Audit Committee

The audit committee plays a critical role in ensuring the corporation’s financial integrity and consideration of legal and compliance issues. It represents the intersection of the board, management, independent auditors, and internal auditors, and it has sole authority to hire and fire the corporation’s independent auditors. When selecting auditors, the committee should consider the outside firm’s independence. The committee should ensure that the firm’s independence is not compromised by the provision of non-audit services. The committee should establish limitations on the type and amount of such services that the audit firm can provide. The committee should also consider imposing limitations on the corporation’s ability to hire staff from the audit firm and requiring periodic rotation of the outside audit firm.

In addition to selecting the independent auditors and ensuring the quality and integrity of the company’s financial statements, the audit committee is responsible for the adequacy and effectiveness of the company’s internal controls and the effectiveness of management’s process to monitor and manage business risks facing the company. The committee should establish a means by which employees can communicate directly with committee members and should ensure that the company develops, and is in compliance with, ethics policies and legal and regulatory requirements.

• Compensation Committee

Executive compensation practices provide a window into the effectiveness of the board. Through the compensation committee, the board should implement rational compensation practices that respond to the company’s equity policy, including conditional forms of compensation that motivate managers to achieve performance that is better than that of a peer group. They should not be driven by accounting treatment or the pursuit of short-term share price results. Compensation should reward only the creation of genuine and sustainable value. With shareholders’ interest and fairness in mind, the committee should develop policies and practices regarding cash pay, the role of equity-based compensation, fringe benefits and senior management employment contracts, severance and payments after change of control. All policies should be disclosed to shareholders upon adoption by the full board. As described later in this statement, TIAA-CREF has developed guidelines for the specific components of executive compensation.

• Corporate Governance/Nominating Committee

The corporate governance/nominating committee is responsible for ensuring that the corporation has an engaged and vital board of directors. The committee should be charged to make recommendations related to the preparation of corporate governance principles; director qualifications and compensation; board and committee size, structure, composition and leadership; board and committee effectiveness; and director independence evaluation and director retirement policy. It should also be responsible for succession planning. The committee should also consider how new regulatory requirements affecting corporate governance should change company practices.

3. Executive Sessions. The board should hold routinely scheduled executive sessions at which management, including the

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CEO, is not present. These meetings should help to facilitate a culture of independence, providing directors with an opportunity to engage in open discussion of issues that might otherwise be inhibited by the presence of the CEO or management. Executive sessions should also be used to evaluate CEO performance and discuss CEO compensation.

4. Board Evaluation. The board should conduct regular evaluations of its performance and that of its key committees. Such evaluations should be designed to improve the board’s effectiveness and enhance its engagement and vitality. They should be based on criteria defined in the board’s governance principles and its committee charters and should include a review of the skills, experience and contributions represented in the boardroom. In addition to director orientation and education, the board should consider other ways to improve director performance, including individual director performance evaluations.

5. Annual Elections. All directors should stand for annual election to the board. A classified board structure at a public company can be a significant impediment to a free market for corporate control, particularly in combination with other takeover defenses, such as a “poison pill” shareholder rights plan. Moreover, a classified board structure can restrict a board’s ability to remove expeditiously an ineffective director.

6. Board Schedule and Meeting Agendas. The board should establish schedules and agendas for the full board and its committees that anticipate business “rhythms” and normal recurring agenda items. They should specify the dates of meetings and subjects to be covered at each meeting and should ensure that all relevant materials are provided to members well before each meeting. This will enable directors to be prepared and vigorously engaged in meetings and the staff to be prepared to respond to the needs and concerns of the board and its committees. Meeting agendas should allow sufficient time to discuss important issues thoroughly.

7. Indemnification and Liability. Directors should be held accountable to the shareholders and the corporation for willful or gross negligence of their duty of loyalty and their duty of care and should not obtain insurance for these types of conduct. Exclusive of this, the corporation should be free to indemnify directors for legal expenses and judgments in connection with their service as directors.

8. Board Size. The board should be large enough to allow key committees to be staffed with independent directors but small enough to allow all views to be heard and to encourage the active participation of all members.

9. Director Retirement Policy. Although TIAA-CREF does not support arbitrary limitations on the length of director service, we believe the board should establish a director retirement policy. A fixed director retirement policy will contribute to board vitality.

SHAREHOLDER RIGHTS AND RESPONSIBILITIES

As owners of the corporation, shareholders have a unique relationship to the board and management. Unlike other groups that do business with the corporation (e.g., customers, suppliers, lenders and labor), common stock shareholders do not and cannot have contractual protection of their interests. Instead, they must rely on the board of directors, whom they elect, and on their right to vote at shareholder meetings. To protect their long-term economic interests, shareholders have a responsibility to monitor the conduct of the board of directors and exercise their voting rights by casting thoughtful and informed proxy votes that enhance the financial interests of their investors. In view of the importance of the board of directors, shareholders should withhold votes from unopposed directors where the individual or the board as a whole has acted contrary to legitimate shareholder concerns.

Although the proxy vote is the key mechanism by which shareholders play a role in the governance of the corporation, it is appropriate for institutional investors that are entrusted with the investment funds of others to be active shareholders and promote more effective corporate governance in the companies in which they invest. Institutional investors should also ensure that their own internal corporate governance practices meet high standards of accountability, transparency and fiduciary responsibility.

TIAA-CREF votes its proxies in accordance with the following principles, which are intended to promote shareholder rights and enhance shareholder value:

1. Each Director Represents All Shareholders. Shareholders should have the right to expect that each director is acting in the interests of all shareholders and not the interest of a dominant shareholder or a particular stakeholder.

2. One Share-One Vote. Shareholders should have the right to a vote in proportion to their economic stake in the company. Each share of common stock should have one vote. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights or reduce the proportional impact of larger shareholdings.

3. Confidential Voting. Shareholders should be able to cast proxy votes in a confidential manner to a proxy tabulator independent of management, except in circumstances of a contest for control. Confidential voting protects shareholders from undue influences in making voting decisions.

4. Majority Requirements. Shareholders should have the right to approve matters submitted for their consideration with a simple majority of the shares voted. The board should not impose super-majority voting requirements, except if necessary to protect the interests of minority stockholders where there is a single dominant shareholder.

5. Abstention Votes. Shareholder votes cast “for” or “against” a proposal should be the only votes counted. Votes cast to abstain should not be counted, except for purposes of determining whether a quorum requirement is met.

6. Authorization of Stock. Shareholders should have the right to approve increases in the authorized number of common shares. Shareholders should ensure that such increases are intended for a valid corporate purpose and are not to be used in a manner inconsistent with shareholder interests; for example, as in an excessively generous equity compensation plan.

7. Fair Price Provisions. All shareholders should receive equal financial treatment. TIAA-CREF supports “fair price” provisions and measures to limit the corporation’s ability to buy back shares

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from a particular shareholder at higher-than-market prices. Similarly, we support the elimination of pre-emptive rights, which can impede a corporation’s ability to raise capital efficiently. Exceptions may be made in those cases where an independent analysis indicates that such rights have a distinct value to shareholders, as they sometimes do in jurisdictions outside the United States.

8. Anti-takeover Provisions. Shareholders should have the right to approve any action that alters the fundamental relationship between the shareholders and the board. Companies should make a compelling case prior to adopting shareholder rights plans (“poison pills”) and other anti-takeover measures, articulating their potential benefits to shareholders. We believe that any anti-takeover measure should have reasonably short expiration periods of no longer than three years. We strongly oppose anti-takeover provisions that contain “continuing director” or “deferred redemption” provisions that seek to limit the discretion of a future board to redeem the plan.

9. Incorporation Site. Shareholder interests should be protected, regardless of the corporation’s domicile. Many jurisdictions have adopted statutes that protect companies from unfriendly takeovers, in some cases through laws that obscure or dilute directors’ fiduciary obligations to shareholders. TIAA-CREF will not support reincorporations to a new domicile if we believe the motivation is to take advantage of laws or judicial interpretations that reduce shareholder rights. We encourage boards to opt out of coverage under local laws mandating special anti-takeover protection.

10. Shareholder Access to the Board. Shareholders should have the ability to communicate effectively with the board of directors. Formal procedures should be created to enable shareholders to communicate their views and concerns directly to board members. The board of directors is responsible for representing shareholders’ interests. When the board fails to fulfill its governance responsibilities, shareholders should consider other means to ensure board responsiveness, including challenges to the current board.

11. Bundled Issues. Shareholders should have the right to vote on separate and distinct issues. The board should not combine disparate issues and present them for a single vote.

Executive Compensation

As described earlier, the board is responsible for ensuring that a compensation program is in place which will attract, retain and motivate strong management and which complies with the board’s equity policy. TIAA-CREF believes that aligning the rewards of employees with those of shareholders will enhance the long-term performance of the corporation, and compensation programs that are based on performance can play the critical role in this alignment. Thus, TIAA-CREF encourages the board to work with consultants who are independent of management to develop carefully designed cash pay, stock-based compensation and fringe benefit programs that are clearly understood by management and shareholders, and based on the following principles:

1.	Compensation plans should be reasonable and fair by prevailing industry standards and able to withstand the critical scrutiny of investors, employees and the public at large.
2.	Compensation plans should be understandable and appropriate to the corporation’s size, complexity and performance.
3.	Disclosure to shareholders about executive compensation should be full and complete and should be adequate to enable a reasonably sophisticated investor to evaluate and assess the total compensation package as well as particular elements.
4.	In setting compensation levels and incentive opportunities, the board should consider the individual’s experience, expertise, responsibilities and goals and objectives, in addition to overall corporate performance. The board should also consider comparative industry pay levels. However, surveys should be considered cautiously. Surveys that appear to call for stock option use inconsistent with the board’s equity policy or clearly in excess of levels that can be explained to shareholders should be disregarded.
5.	Compensation plans should encourage employees to achieve performance objectives and in so doing, create long-term shareholder value subject to appropriate consideration of the firm’s reputation, integrity and ethical standards.
6.	Compensation plans should be objectively linked to appropriate parameters of company performance, such as earnings, return on capital or other relevant financial or operational measures that are within the control of the executives who will receive the pay. Compensation plans should be based on a performance measurement cycle that is consistent with the business cycle of the corporation.

A. Equity-Based Compensation

Shareholder interests are greatly affected by equity-based compensation plans. Equity-based compensation can be a critical element of compensation and can provide the greatest opportunity for the creation of wealth for managers whose efforts contribute to the creation of value for shareholders. Thus, equity-based compensation plans can offer the greatest incentives. At the same time, they can offer significant incentives for abuse. There is a need for regulatory organizations to require realistic accounting of the cost of equity-based plans to the company so as to eliminate the excesses that have diminished the usefulness of these plans to shareholders. As a matter of public policy, TIAA-CREF strongly advocates comprehensive disclosure and realistic accounting of equity-based plans, with the cost charged to the income statement. Further, we urge companies to consider the following principles when developing equity-based compensation plans:

1.	The use of equity in compensation programs should be limited by the equity policy developed by the board of directors.

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2.	Equity-based plans should fully disclose the size of grants, potential value to recipients, cost to the company, and plan provisions that could have a material impact on the number and value of shares distributed. Disclosure should also include information about the extent to which individual managers have hedged or otherwise reduced their exposure to changes in the company’s stock price.
3.	All plans that provide for the distribution of stock or stock options to employees and/or directors should be submitted to shareholders for approval.
4.	Equity-based plans should emphasize restricted stock awards. Restricted stock more closely aligns the interests of executives with shareholders (as opposed to option grants), and the value to the recipient and cost to the corporation can be determined easily and tracked continuously.
5.	Equity-based plans should make judicious use of stock option grants. When used in excess, option grants can provide management with incentives to promote the company’s stock price without necessarily improving its performance or long-term value. When stock options are awarded, a company should develop plans for performance-based options, which set performance hurdles to achieve vesting; premium options, with vesting dependent on attainment of a pre-determined appreciation of stock; and/or indexed options, with a strike price tied to an index. Accounting rules should provide a “level playing field” for consideration of these alternatives; fixed-price options should not receive more favorable accounting treatment. Companies should also require that stock obtained through exercise of options be held for substantial periods of time, apart from sales permitted to meet tax liabilities produced by such exercise.
6.	Equity-based plans should specifically prohibit or severely restrict “mega grants,” which are grants of stock options of a value, at the time of grant, greater than a reasonable and explainable multiple of the recipient’s total cash compensation.
7.	Equity-based plans should prohibit the issuance of stock or stock options that are timed to take advantage of non-public information with significant short-term implications for the stock price.

B. Fringe Benefits and Severance Agreements

Fringe benefits are an important component of the compensation plan and can have a significant impact on shareholders. They can be extremely complex, with high potential for unintended and unearned value transfer to management, and with unanticipated cost to the company. When developing fringe benefit plans, the board should be guided by the same principles of disclosure, reasonableness and fairness that guide development of other compensation plan components. More specifically, pension plans and executive contracts provide opportunities for earnings transfer and corporate liabilities that must be carefully controlled. Executive pension plans should provide for retirement income formulas that are comparable (as a percentage of final average pay) to that of employees throughout the organization. Supplemental executive retirement plans (SERPs) may be used to supplement “qualified” pension entitlement to allow this total to be achieved; however, SERPs should not be used to enhance retirement benefits beyond that which is reasonable. The following principles should guide the development of SERPs:

1.	The eligibility requirements and terms of all SERPs should be fully disclosed.
2.	The value of the supplemental payment to which each eligible proxy-level executive is entitled should be estimated and disclosed.
3.	“Constructive credit” should be used to replicate full service credit not exceed it.
4.	Lump-sum distributions of the SERPs should be allowed; the discount rate used to calculate the lump-sum value of the pension entitlement should approximate the reinvestment rate available at retirement and should be disclosed.
5.	The total cost of all supplemental plan obligations should be estimated and disclosed.

Executive contracts and their costs also should be disclosed. Although they can be of substantial value to the corporation and its shareholders, they generally include severance arrangements that may produce substantial continuing obligations that go beyond reasonable parameters. Companies should not provide excessive perquisites during employment or in the post-retirement period. Severance arrangements should not provide contractual payments to executives who are terminated for misconduct, gross mismanagement or other reasons constituting a “for cause” termination. As in other areas, reasonableness, competitive practice, and full disclosure are requirements, and such contracts should protect the interests of the company as well as the executive.

Role of Independent Advisors

Independent advisors, including public accountants, law firms, investment bankers and consultants can be critical to the effectiveness of corporate governance and enhance the legal and regulatory compliance of the corporate client. The role of advisors and how they perform their professional responsibilities can also leave an indelible mark on a corporation’s public reputation. Accordingly, advisors should provide advice and support in the best interests of the corporate client as a whole and avoid any actual or appearance of conflict of interest or undue influence of senior management. Such advisors should not provide their professional skills and expertise to enable clients to engage in transactions or corporate practices that are primarily designed for the purpose of obscuring or disguising financial condition or to mislead the market in other material ways. If advisors reasonably understand that their professional engagement and advice is being misused for these purposes, they should seek to bring such matters to the attention of the independent directors.

If advisors are not reasonably satisfied that an appropriate response is forthcoming from the company, they should withdraw from the engagement and, if permitted by the advisor’s applica-

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ble rules of professional conduct, they should bring the matter to the attention of the appropriate regulator.

Governance of Companies Domiciled Outside the United States

Investment opportunities are increasingly spread around the globe, and in fact, the modern corporation is increasingly delocalized in its own operations and even its legal organization. Thus, the interplay of different laws, standards, and customary practices must be increasingly considered in evaluating the governance risks posed by any investment. Not every country should—or will—adopt common, “one-size-fits-all” codes of practice. Legal systems will continue to differ. This makes it all the more crucial to identify where differences in practice may lead to a significant departure from what most would agree are desirable corporate governance principles.

As the policy statements of international bodies (e.g., the International Corporate Governance Network, the Organization for Economic Cooperation and Development, and various advisory panels to the European Union) attest, there is widespread and growing agreement on many of the principles of corporate governance. But substantial resistance to certain of them still remains, such as the desirability of a market for corporate control, fair treatment of minority shareholders, and the accountability of directors to shareholders. TIAA-CREF will continue to be an active participant in the dialogue on these matters, meeting regularly with governments, shareholders, managers, regulators and exchange officials.

TIAA-CREF appreciates that our governance initiatives are most effective when taken in conjunction with significant institutions in a company’s country of origin. We also recognize the importance of understanding how other countries’ practices and structures of ownership may operate differently from a U.S. model.

As a concerned and responsible investor, TIAA-CREF votes its shares whenever possible. In accordance with this policy, we have a proxy voting group that is familiar with the voting procedures in every country in which we invest, and custodial arrangements that provide for such voting around the world. We try to identify, address and improve on mechanisms in other markets that produce impediments to effective foreign shareholder voting.

TIAA-CREF believes that it is incumbent upon any major public company, and particularly upon those that avail themselves of international capital markets, to take all reasonable steps to ensure that foreign shareholders can vote knowledgeably on issues of shareholder concern. To this end, we believe that our portfolio companies should:

1.	Publish full proxy materials in at least one widely read international language of importance to their body of foreign shareholders (most often this will be English).

2.	Distribute such materials in a timely fashion so that international investors can make informed voting decisions and have sufficient time for the many extra steps normally entailed in voting shares from overseas.
3.	Not encumber the voting process with additional requirements and procedures so that it is more difficult for a foreign shareholder to vote shares than for one resident in the country of origin.
4.	Seek to ameliorate or eliminate particular practices such as the blocking of shares for a specified time before the shareholders’ meeting, which serve as a deterrent to share voting.
5.	Confirm, if possible, that a given shareholders’ vote has been received, and describe how that vote was recorded.
6.	Permit qualified institutional investors such as TIAA-CREF to participate in share exchanges and rights offerings on an equal basis with other investors.

Social Responsibility Issues

TIAA-CREF believes that building long-term shareholder value is consistent with directors’ giving careful consideration to issues of social responsibility and the common good. We recognize that efforts to promote good corporate citizenship may serve to enhance a company’s reputation and long-term economic performance, and we encourage boards of both U.S. and international companies to adopt policies and practices that promote corporate citizenship and establish open channels of communication with shareholders, employees, customers, suppliers and the larger community. In particular, we believe that the following concerns should be among the issues that companies address:
•	The environmental impact of the corporation’s operations and products.
•	Equal employment opportunities for all segments of the population.
•	Employee training and development.
•	Evaluation of corporate actions to ensure that these actions do not negatively affect the common good of the corporation’s communities and its constituencies.

In developing our proxy voting guidelines for social issues, we seek to balance fiduciary responsibility with a commitment to corporate social responsibility and a belief that companies should be allowed flexibility in dealing with these issues. We will evaluate whether or not a resolution is practical and reasonable when it seeks action on the part of a corporation, and whether or not the shareholder resolution process is the appropriate forum for addressing the issues raised by proponents. We may be sympathetic to the concerns raised by proponents but may not believe that the actions requested of the corporation provide an effective remedy for those issues. In such instances, TIAA-CREF will vote to abstain.

This approach to proxy voting is applied to a wide array of social issues. Our guidelines for voting on some of the more frequent issues are as follows:

Environmental Resolutions

TIAA-CREF generally will support resolutions that request reasonable disclosure about the environmental impact of a corporation’s operations and products. TIAA-CREF generally will not support proposals that would require companies to take highly specific actions or adopt very specific policies aimed at

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improving the environment. Exceptions may be made in cases where companies have extremely poor environmental records.

Human Rights Resolutions

TIAA-CREF generally will support resolutions that request reasonable reports concerning company activities in countries with records of repression of human rights. TIAA-CREF generally will not support resolutions that would mandate that a company take specific actions (such as withdrawing from a country) for the sole purpose of promoting a particular agenda.

Tobacco-Related Resolutions

TIAA-CREF generally will support proposals that call for increased disclosure about the risks of tobacco use and those that aim to reduce youth access to and use of tobacco products. TIAA-CREF generally will not support proposals that would require investment or divestment of a company’s assets and/or pension funds. We believe that each participant should have the choice of whether or not to invest in an account that uses non-financial criteria for its investment program.

Labor Issues Resolutions

TIAA-CREF generally will support proposals that call for a company to increase the diversity of its workforce and implement non-discrimination policies.

TIAA-CREF will consider on a case-by-case basis proposals concerning labor policies and practices. TIAA-CREF generally will support proposals that include reasonable requests and concern companies or countries where demonstrably egregious repression of human rights is found.

Dialogue Between TIAA-CREF and Companies

TIAA-CREF believes that its policies on corporate governance should be shaped and allowed to evolve in collaboration with the companies in which it invests. Accordingly, we will continue to take the following steps, which have proven valuable in the past: a) provide copies of this Policy Statement and subsequent editions to companies in which we invest and suggest that the companies distribute the Statement to all executive officers and directors; b) periodically seek suggestions from companies and knowledgeable observers for ways to improve our guidelines and to make them more useful to directors and senior management; c) arrange for occasional informal opportunities for company directors, managers, and TIAA-CREF managers to review the guidelines in the Policy Statement; and d) send copies of the Policy Statement to other large institutional investors and appropriate organizations, make them available upon request, and publish them for TIAA-CREF participants and participating institutions to review and offer suggestions for change.

We also communicate directly with companies where we perceive shortcomings in governance structure or policies. We engage in confidential discussions with board members and senior executives of the companies to explain our concerns and gain insights to their company. Our aim is to resolve privately any differences we may have. When these discussions fail to persuade us that management is responsive to shareholder interests, we may file shareholder proposals to build support for necessary change.

GUIDELINES FOR ASSESSING COMPENSATION PLANS

Equity-Based Award Compensation

When voting on equity-based compensation plans, TIAA-CREF will consider the following elements of the plan:

A. Potential Dilution from Stock-Based Plans

Red Flag: Total potential dilution from existing and proposed compensation plans exceeds 15% over duration of plan(s) or 2% in any one year.

Override: Increase threshold to 25% for plans proposed by companies in human-capital-intensive industries in which coverage extends through at least middle management levels. Increase threshold to 20% for firms at the lower range of market equity capitalization.

Comment: The override conditions are each designed to address a specific consideration. The first addresses the needs of human-capital-intensive industries where generous stock-based grants may be necessary to attract and retain personnel and where significant contributions are made by individuals outside the ranks of senior management. The second override addresses the need to provide compensation with sufficient value at lower capitalization firms, since a given level of dilution has a lower economic value in a firm with lower market capitalization.

B. Excessive Run Rate from Actual Grants

Red Flag: In the most recent three years, potential dilution from stock and stock option grants averaged in excess of 2% per year.

Override: Increase threshold to 3% for plans proposed by companies in human-capital-intensive industries.

Comment: The “potential dilution” test described above is a snapshot at a given point in time. That test can miss excessive transfer of stock ownership over time, through stock plans, to executives and employees at companies that repeatedly return to the well for more options. This red flag for excessive run rates is based on actual grants at companies requesting shareholder approval for additional share authorizations for employee stock plans.

C. Reload Options

Red Flag: Proposal provides for granting reload options.

Override: None.

Comment: Reload options are automatically reloaded after exercise at the then-current market price. They enable the individual receiving them to reap the maximum potential benefit from option awards by allowing him or her to lock in increases in stock price that occur over the duration of the option with no attendant risk. This creates an additional divergence of interests between the shareholders and the option recipient, and an open-ended force for the dilution of shareholders’ equity.

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E. Evergreen Option Plans

Red Flag: Plan contains an evergreen feature that has no termination date and reserves a specified percentage of the outstanding shares for award each year.

Override: None.

E. Option Mega Grants

Red Flag: Option grants that are excessive in relation to other forms of compensation, are out of proportion to compensation of other employees of the corporation, and/or represent excessive earnings transfer opportunities compared to the scale and/or success of the corporation.

F. Option Pricing

Red Flag: Unspecified exercise price or exercise price below 100% of fair market value on the date of the grant.

Override: None.

G. Restricted Stock

Red Flag: A plan limited to restricted stock exceeds 3% dilution, or, for an omnibus plan that potentially would allow award of restricted stock exceeding this level, the company has made grants of restricted stock exceeding 1% of outstanding shares over the last three years.

Override: Arguments for higher dilution from restricted stock may be considered on a case-by-case basis for small-cap companies, or as part of a program to reduce dilution related to prior use of stock options.

H. Coverage

Red Flag: Plan is limited to a small number of senior employees.

Override: Permits awards to a small number of employees at firms at the lower range of market equity capitalization.

I. Repricing Options

Red Flag: An option plan gives the company the ability to lower the exercise price of options already awarded where the market price of the stock has declined below the original exercise price (“underwater options”).

Override: The company has not repriced options in the past or has excluded senior executives and board members from any repricing and has tied any repricing to a significant reduction in the total number of outstanding options.

Comment: Repricing options after a decline in the stock price undermines the rationale for establishing an option plan in the first place. Repricing gives management a benefit unavailable to shareholders and thereby reduces the alignment of interests between shareholders and management.

J. Excess Discretion

Red Flag: Significant terms of awards — such as coverage, option price, or type of award provided for the proposed plan — are not specified in the proposal.

Override: None.

K. Bundling

Red Flag: Vote on executive compensation plan is coupled with vote on one or more unrelated proposals.

Override: None.

Fringe Benefits

•	Support proposals that require shareholder approval of “golden parachute” severance agreements that exceed IRS guidelines.
•	Consider on a case-by-case basis proposals for prior shareholder ratification of all “golden parachute” severance agreements. Voting decisions will depend on the corporate governance profile and prior actions of the company.
•	Support proposals to limit additions to supplemental executive retirement plans at the time of executives’ retirement.

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